Vanguard® Fiduciary Trust Company

Short-Term Bond Trust

Financial Statements

September 30, 2014

Vanguard Fiduciary Trust Company - Short-Term Bond Trust

Statement of Assets and Liabilities
As of September 30, 2014

Market Value
($000)
Assets
Investments in Securities, at Value
Unaffiliated Issuers	10,296,042
Affiliated Vanguard Funds	107,849
Total Investments in Securities	10,403,891
Receivables for Investment Securities Sold	398,820
Accrued Income Receivable	28,936
Other Assets	5,636
Total Assets	10,837,283
Liabilities
Payables for Investment Securities Purchased	490,489
Other Liabilities	1,397
Total Liabilities	491,886
Net Assets	10,345,397

At September 30, 2014, net assets consisted of:
Paid-in Capital	9,203,846
Accumulated Net Investment Income	960,939
Accumulated Net Realized Gains	164,760
Unrealized Appreciation (Depreciation)
Investment Securities	13,908
Futures Contracts	1,633
Swap Contracts	311
Net Assets	10,345,397

757,245,555 Units of Beneficial Ownership Outstanding

Net Asset Value Per Unit (Net Assets Divided by Units Outstanding)	$13.66

See accompanying Notes, which are an integral part of the Financial Statements.

1

	Vanguard Fiduciary Trust Company - Short-Term Bond Trust
	Schedule of Investments
	September 30, 2014

					Face		Market
				Maturity	Amount	Cost	Value•
			Coupon	Date	($000)	($000)	($000)

	U.S. Government and Agency Obligations (37.7%)
	U.S. Government Securities (10.8%)
		United States Treasury Note/Bond	0.375%	4/15/15	530	531	531
		United States Treasury Note/Bond	0.375%	3/15/16	6,000	6,006	6,003
		United States Treasury Note/Bond	0.625%	7/15/16	15,250	15,300	15,283
		United States Treasury Note/Bond	0.500%	9/30/16	259,750	259,378	259,303
	1	United States Treasury Note/Bond	0.875%	7/15/17	42,250	42,086	42,105
		United States Treasury Note/Bond	0.875%	8/15/17	12,200	12,184	12,141
	2	United States Treasury Note/Bond	1.000%	9/15/17	761,750	760,311	760,562
		United States Treasury Note/Bond	0.625%	9/30/17	22,000	21,703	21,677
						1,117,499	1,117,605
	Agency Bonds and Notes (26.9%)
	3	Federal Farm Credit Banks	0.250%	9/10/15	91,750	91,720	91,794
	3	Federal Farm Credit Banks	0.550%	9/16/15	13,750	13,794	13,802
	3	Federal Farm Credit Banks	0.350%	11/4/15	11,000	11,011	11,013
	3	Federal Farm Credit Banks	1.500%	11/16/15	27,500	27,881	27,875
	3	Federal Home Loan Banks	0.375%	8/28/15	117,000	117,035	117,229
	3	Federal Home Loan Banks	0.480%	9/18/15	23,000	23,058	23,071
	3	Federal Home Loan Banks	0.375%	2/19/16	306,750	306,479	306,827
	3	Federal Home Loan Banks	1.000%	3/11/16	13,750	13,865	13,861
	3	Federal Home Loan Banks	0.500%	9/28/16	155,000	154,623	154,368
	3	Federal Home Loan Banks	0.875%	5/24/17	58,000	57,878	57,790
	4	Federal Home Loan Mortgage Corp.	0.400%	3/15/16	101,000	100,949	100,946
	4	Federal Home Loan Mortgage Corp.	0.500%	5/13/16	24,250	24,185	24,255
	4	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	23,000	23,622	23,600
	4	Federal Home Loan Mortgage Corp.	0.875%	10/14/16	23,500	23,535	23,589
	4	Federal Home Loan Mortgage Corp.	0.875%	2/22/17	349,000	348,597	348,654
	4	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	155,750	156,352	155,987
	4	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	119,250	117,592	116,947
	4	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	9,250	9,152	9,084
	4	Federal National Mortgage Assn.	0.500%	7/2/15	180,100	180,399	180,617
	4	Federal National Mortgage Assn.	2.375%	7/28/15	340,750	346,596	347,088
	4	Federal National Mortgage Assn.	0.500%	9/28/15	87,250	87,319	87,519
	4	Federal National Mortgage Assn.	5.000%	3/15/16	47,750	50,738	50,908
	4	Federal National Mortgage Assn.	0.500%	3/30/16	176,250	176,294	176,442
	4	Federal National Mortgage Assn.	0.625%	8/26/16	5,250	5,263	5,252
	4	Federal National Mortgage Assn.	0.750%	4/20/17	50,750	50,547	50,464
	4	Federal National Mortgage Assn.	1.125%	4/27/17	70,000	70,326	70,286
	4	Federal National Mortgage Assn.	5.000%	5/11/17	19,000	21,000	20,957
	4	Federal National Mortgage Assn.	0.875%	12/20/17	3,750	3,713	3,699
	4	Federal National Mortgage Assn.	1.750%	9/12/19	171,000	170,069	169,663
						2,783,592	2,783,587
	Conventional Mortgage-Backed Securities (0.0%)
	4,5	Freddie Mac Gold Pool	6.000%	4/1/28	20	22	22

	Total U.S. Government and Agency Obligations					3,901,113	3,901,214

Asset	-Backed/Commercial Mortgage-Backed Securities (24.4%)
	5	AEP Texas Central Transition Funding III LLC 2012-1	0.880%	12/1/18	20,042	20,042	20,023
	5	Ally Auto Receivables Trust 2010-4	1.350%	12/15/15	1,639	1,639	1,640
	5	Ally Auto Receivables Trust 2011-1	2.230%	3/15/16	634	634	636
	5	Ally Auto Receivables Trust 2012-1	1.210%	7/15/16	8,442	8,442	8,483
	5	Ally Auto Receivables Trust 2012-SN1	0.700%	12/21/15	3,332	3,332	3,335
	5	Ally Auto Receivables Trust 2013-SN1	0.900%	5/22/17	7,617	7,616	7,614
	5	Ally Auto Receivables Trust 2014-SN1	0.950%	6/20/18	13,601	13,599	13,546
	5,6	Ally Master Owner Trust Series 2010-4	1.224%	8/15/17	43,918	44,033	44,272
	5	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	33,047	33,053	32,873
	5,6	Ally Master Owner Trust Series 2014-1	0.624%	1/15/19	16,509	16,509	16,562
	5	Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	20,121	20,117	20,094
	5	Ally Master Owner Trust Series 2014-3	1.330%	3/15/19	42,211	42,202	42,114

2

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2014

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
5,6	American Express Credit Account Secured Note Trust
	2012-1	0.424%	1/15/20	12,666	12,666	12,675
5,6	American Express Credit Account Secured Note Trust
	2012-4	0.394%	5/15/20	30,038	30,026	29,970
5,6	American Express Credit Account Secured Note Trust
	2013-1	0.574%	2/16/21	23,451	23,451	23,519
5,6	American Express Credit Account Secured Note Trust
	2013-2	0.574%	5/17/21	12,663	12,663	12,697
5,6	American Express Credit Account Secured Note Trust
	2013-3	0.524%	12/15/21	38,834	38,834	38,846
5,6	American Express Issuance Trust II 2013-1	0.434%	2/15/19	38,477	38,464	38,392
5,6	American Express Issuance Trust II 2013-2	0.584%	8/15/19	11,072	11,077	11,102
5,7	Americold 2010 LLC Trust Series 2010-ART	4.954%	1/14/29	4,021	4,283	4,366
5	AmeriCredit Automobile Receivables Trust 2012-1	1.230%	9/8/16	582	582	583
5	AmeriCredit Automobile Receivables Trust 2012-2	1.050%	10/11/16	1,775	1,775	1,777
5,6,7	Arran Residential Mortgages Funding 2010-1 plc	1.631%	5/16/47	2,572	2,589	2,595
5,6,7	Arran Residential Mortgages Funding 2011-1 plc	1.682%	11/19/47	3,955	3,970	3,995
5,7	Aventura Mall Trust 2013-AVM	3.867%	12/5/32	559	577	590
5,6	BA Credit Card Trust 2007-A4	0.194%	11/15/19	13,666	13,389	13,579
5,6	BA Credit Card Trust 2014-A1	0.534%	6/15/21	84,098	84,116	84,196
5	Banc of America Commercial Mortgage Trust 2006-5	5.317%	9/10/47	314	314	314
5,6,7	Bank of America Student Loan Trust 2010-1A	1.034%	2/25/43	8,631	8,662	8,655
5	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.533%	9/11/41	2,254	2,475	2,410
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.845%	6/11/40	342	346	345
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.897%	6/11/40	6,178	6,884	6,779
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-TOP28	5.710%	9/11/42	2,967	3,349	3,271
5,6	Brazos Higher Education Authority Inc. Series 2005-3	0.434%	6/25/26	3,479	3,317	3,371
5,6	Brazos Higher Education Authority Inc. Series 2010-1	1.138%	5/25/29	5,578	5,567	5,660
5,6	Brazos Higher Education Authority Inc. Series 2011-1	1.038%	2/25/30	7,437	7,387	7,495
5,6	Capital One Multi-asset Execution Trust 2007-A2	0.234%	12/16/19	15,680	15,572	15,622
5,6	Capital One Multi-asset Execution Trust 2007-A5	0.194%	7/15/20	33,001	32,335	32,733
5,6	Capital One Multi-Asset Execution Trust 2014-A3	0.534%	1/18/22	38,989	38,989	39,018
5	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	11,516	11,509	11,460
5,7	CFCRE Commercial Mortgage Trust 2011-C2	5.744%	12/15/47	1,609	1,822	1,851
5,6	Chase Issuance Trust 2012-A10	0.414%	12/16/19	39,415	39,405	39,309
5,6	Chase Issuance Trust 2012-A2	0.424%	5/15/19	34,258	34,250	34,281
5,6	Chase Issuance Trust 2013-A6	0.574%	7/15/20	14,070	14,070	14,111
5,6	Chase Issuance Trust 2013-A9	0.574%	11/16/20	46,901	46,901	47,031
5	Chase Issuance Trust 2014-A2	2.770%	3/15/23	21,012	21,000	21,164
5,7	Chrysler Capital Auto Receivables Trust 2013-AA	1.340%	12/17/18	8,553	8,554	8,603
5,7	CIT Equipment Collateral 2012-VT1	1.100%	8/22/16	98	98	98
5,7	CIT Equipment Collateral 2013-VT1	1.130%	7/20/20	28,857	28,858	28,918
5,6	Citibank Credit Card Issuance Trust 2008-A2	1.304%	1/23/20	30,955	31,721	31,838
5,6	Citibank Credit Card Issuance Trust 2008-A7	1.528%	5/20/20	2,509	2,604	2,604
5,6	Citibank Credit Card Issuance Trust 2013-A2	0.434%	5/26/20	62,906	62,768	62,828
5,6	Citibank Credit Card Issuance Trust 2013-A2	0.583%	9/10/20	88,456	88,590	88,726
5	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	41,086	41,507	41,706
5	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	40,200	40,182	40,108
5,7	Citibank Omni Master Trust 2009-A17	4.900%	11/15/18	28,462	28,670	28,616
5	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	1,527	1,650	1,634
5	Citigroup Commercial Mortgage Trust 2008-C7	6.253%	12/10/49	3,347	3,792	3,707
5	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	1,295	1,298	1,288
5,7	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	349	352	357
5	Citigroup Commercial Mortgage Trust 2013-GC11	1.987%	4/10/46	3,883	3,860	3,888
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	1,270	1,279	1,256
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	1,606	1,651	1,667
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	355	368	375
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	47	48	48

3

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2014

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	287	295	298
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	395	407	401
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	135	139	137
5	CNH Equipment Trust 2010-C	1.750%	5/16/16	195	195	195
5	CNH Equipment Trust 2041-A	1.500%	5/15/20	15,196	15,195	15,038
5	COBALT CMBS Commercial Mortgage Trust 2007-C2	5.484%	4/15/47	5,697	6,202	6,153
5	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	4,432	4,860	4,760
5	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	8,910	9,790	9,523
5	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	492	494	493
5	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	700	707	722
5	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	947	941	929
5	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	1,075	1,071	1,054
5	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	396	392	385
5	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	760	807	800
5	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	180	196	193
5	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	673	691	699
5	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	500	534	528
5	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	880	915	939
5	COMM 2013-CCRE9 Mortgage Trust	4.378%	7/10/45	3,375	3,521	3,633
5,7	COMM 2013-CCRE9 Mortgage Trust	4.402%	7/10/45	2,461	2,489	2,615
5	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	1,554	1,593	1,605
5,7	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	516	532	543
5	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	828	829	812
5,7	COMM 2013-SFS Mortgage Trust	3.086%	4/12/35	1,009	1,003	992
5	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	394	406	409
5	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	349	360	365
5	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	347	361	372
5	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	256	263	268
5	COMM 2014-CR17 Mortgage Trust	4.174%	5/10/47	272	280	283
5	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	100	103	102
5	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	300	309	309
5	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,400	1,442	1,453
7	Commonwealth Bank of Australia	1.875%	12/11/18	12,260	12,207	12,220
5,6	Discover Card Execution Note Trust 2012-A4	0.524%	11/15/19	32,692	32,702	32,800
5	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	40,670	40,526	39,655
5,6	Discover Card Execution Note Trust 2013-A1	0.454%	8/17/20	34,157	34,149	34,153
5,6	Discover Card Execution Note Trust 2013-A6	0.604%	4/15/21	16,718	16,719	16,784
7	DNB Boligkreditt AS	1.450%	3/21/18	4,035	4,024	4,000
5,7	Enterprise Fleet Financing LLC Series 2011-2	1.900%	10/20/16	4,608	4,611	4,613
5,7	Enterprise Fleet Financing LLC Series 2011-3	2.100%	5/20/17	2,551	2,554	2,558
5,7	Enterprise Fleet Financing LLC Series 2012-2	0.720%	4/20/18	3,509	3,509	3,515
5,7	Enterprise Fleet Financing LLC Series 2012-2	0.930%	4/20/18	2,985	2,985	2,991
5,7	Enterprise Fleet Financing LLC Series 2013-2	1.510%	3/20/19	5,817	5,818	5,858
5,6	First National Master Note Trust 2013-2	0.684%	10/15/19	13,527	13,526	13,568
5	Ford Credit Auto Lease Trust 2013-B	0.960%	10/15/16	5,337	5,337	5,341
5	Ford Credit Auto Lease Trust 2014-A	0.900%	6/15/17	11,735	11,735	11,728
5	Ford Credit Auto Lease Trust 2014-B	1.100%	11/15/17	10,780	10,779	10,795
5,7	Ford Credit Auto Owner Trust 2014-1	2.260%	11/15/25	17,658	17,679	17,760
5	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	5,159	5,158	5,234
5	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.490%	9/15/19	30,271	30,263	30,120
5,6	Ford Credit Floorplan Master Owner Trust A Series
	2014-2	0.654%	2/15/21	42,840	42,840	42,952
5,6	GE Capital Credit Card Master Note Trust Series 2011-2	0.634%	5/15/19	18,761	18,761	18,791
5	GE Capital Credit Card Master Note Trust Series 2012-2	2.220%	1/15/22	16,577	16,571	16,479
5	GE Capital Credit Card Master Note Trust Series 2012-6	1.360%	8/17/20	10,832	10,784	10,726
5,6	GE Dealer Floorplan Master Note Trust Series 2012-2	0.903%	4/22/19	5,326	5,362	5,385
5,6	GE Dealer Floorplan Master Note Trust Series 2014-1	0.533%	7/20/19	38,600	38,600	38,616
5,7	GM Financial Leasing Trust 2014-1A	1.300%	5/21/18	16,750	16,747	16,613
5	GMAC Commercial Mortgage Securities Inc. Series
	2004-C3 Trust	4.864%	12/10/41	900	902	902

4

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2014

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
5,7	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	32,692	32,766	33,104
5,6,7	Golden Credit Card Trust 2012-3A	0.606%	7/17/17	9,779	9,779	9,795
5,6,7	Golden Credit Card Trust 2013-1A	0.404%	2/15/18	7,944	7,942	7,945
5,6,7	Golden Credit Card Trust 2014-2A	0.606%	3/15/21	25,233	25,233	25,217
5,7	Great America Leasing Receivables 2011-1	2.340%	4/15/16	412	412	413
5,7	Great America Leasing Receivables 2013-1	1.160%	5/15/18	4,756	4,756	4,757
5,7	Great America Leasing Receivables 2014-1	1.470%	8/15/20	4,690	4,689	4,662
5	GS Mortgage Securities Trust 2006-GG8	5.560%	11/10/39	4,839	5,111	5,178
5,7	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	117	130	129
5	GS Mortgage Securities Trust 2013-GC13	4.174%	7/10/46	1,790	1,842	1,909
5	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	2,578	2,612	2,552
5	Harley-Davidson Motorcycle Trust 2013-1	0.870%	7/15/19	6,992	6,989	6,969
5	Harley-Davidson Motorcycle Trust 2014-1	1.550%	10/15/21	23,451	23,445	23,350
5,7	Hilton USA Trust 2013-HLT	2.662%	11/5/30	746	746	748
5,7	Hyundai Auto Lease Securitization Trust 2013-B	1.170%	8/15/17	8,287	8,288	8,260
5,7	Hyundai Auto Lease Securitization Trust 2014-A	1.010%	9/15/17	18,667	18,666	18,730
5	Hyundai Auto Receivables Trust 2013-B	1.010%	2/15/19	13,132	13,129	13,136
5,6,7	Hyundai Floorplan Master Owner Trust Series 2013-1	0.504%	5/15/18	10,964	10,947	10,971
6	Illinois Student Assistance Commission Series 2010-1	1.284%	4/25/22	5,204	5,229	5,247
5,7	Irvine Core Office Trust 2013-IRV	3.279%	5/15/48	2,382	2,398	2,373
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP6	5.471%	4/15/43	4,369	4,737	4,616
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP7	6.058%	4/15/45	3,520	3,872	3,756
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP10	5.439%	1/15/49	3,074	3,408	3,331
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP11	5.966%	6/15/49	65	65	64
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	150	151	161
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	275	268	289
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	478	466	509
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	2,143	2,154	2,308
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	4,070	4,447	4,480
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.500%	8/15/46	673	771	771
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-RR1	4.717%	3/16/46	6,791	6,992	7,318
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	559	556	548
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	673	677	678
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	1,062	1,050	1,065
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	3.994%	1/15/46	3,009	3,067	3,172
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	469	482	488
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	1.855%	4/15/46	3,883	3,843	3,872
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	1,211	1,208	1,184
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	2,719	2,775	2,799
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.162%	7/15/45	1,425	1,459	1,489
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.019%	8/15/46	342	351	353

5

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2014

						Face		Market
					Maturity	Amount	Cost	Value•
				Coupon	Date	($000)	($000)	($000)
5		JPMBB Commercial Mortgage Securities Trust 2013-
		C14		3.761%	8/15/46	342	353	360
5		JPMBB Commercial Mortgage Securities Trust 2013-
		C15		2.977%	11/15/45	1,168	1,197	1,204
5		JPMBB Commercial Mortgage Securities Trust 2013-
		C15		3.659%	11/15/45	194	200	202
5		JPMBB Commercial Mortgage Securities Trust 2013-
		C17		4.199%	1/15/47	456	475	487
5		JPMBB Commercial Mortgage Securities Trust 2014-
		C18		4.439%	2/15/47	544	559	578
5		JPMBB Commercial Mortgage Securities Trust 2014-
		C21		3.428%	8/15/47	60	62	62
5		JPMBB Commercial Mortgage Securities Trust 2014-
		C21		3.775%	8/15/47	270	278	277
5		JPMBB Commercial Mortgage Securities Trust 2014-
		C23		3.934%	9/15/47	900	927	935
6		Kentucky Higher Education Student Loan Corp. 2013-2		0.757%	9/1/28	14,427	14,332	14,370
5,6,7		Lanark Master Issuer plc 2012-2A		1.635%	12/22/54	23,534	23,862	23,822
5,6,7		Lanark Master Issuer plc 2013-1A		0.735%	12/22/54	29,584	29,564	29,628
5	LB	-UBS Commercial Mortgage Trust 2006-C3		5.641%	3/15/39	5,591	6,067	5,899
5	LB	-UBS Commercial Mortgage Trust 2006-C6		5.342%	9/15/39	3,476	3,785	3,716
5	LB	-UBS Commercial Mortgage Trust 2006-C7		5.347%	11/15/38	1,974	2,113	2,125
5	LB	-UBS Commercial Mortgage Trust 2008-C1		6.320%	4/15/41	3,825	4,368	4,280
5,7		M&T Bank Auto Receivables Trust 2013-1		1.570%	8/15/18	10,430	10,440	10,495
5,7		Macquarie Equipment Funding Trust 2012-A		0.850%	10/22/18	3,597	3,598	3,604
5,6		MBNA Credit Card Master Note Trust 2004-A3		0.414%	8/16/21	4,073	4,053	4,047
5		Merrill Lynch Mortgage Trust 2006-C2		5.739%	8/12/43	827	908	885
5	ML	-CFC Commercial Mortgage Trust 2006-2		6.064%	6/12/46	2,632	2,894	2,815
5	ML	-CFC Commercial Mortgage Trust 2007-6		5.331%	3/12/51	951	951	951
5,7		MMAF Equipment Finance LLC 2009-A		3.510%	1/15/30	307	317	310
5,7		MMAF Equipment Finance LLC 2011-A		2.100%	7/15/17	11,924	11,948	12,072
5,7		MMAF Equipment Finance LLC 2011-A		3.040%	8/15/28	8,922	9,045	9,235
5,7		MMAF Equipment Finance LLC 2012-A		1.680%	5/11/20	8,508	8,514	8,474
5,7		MMAF Equipment Finance LLC 2012-A		1.980%	6/10/32	3,988	3,991	4,028
5,7		MMAF Equipment Finance LLC 2012-A		2.570%	6/9/33	7,037	7,038	7,038
5		Morgan Stanley Bank of America Merrill Lynch Trust
		2012	-C5	3.176%	8/15/45	1,670	1,669	1,680
5		Morgan Stanley Bank of America Merrill Lynch Trust
		2012	-C5	3.792%	8/15/45	337	343	347
5		Morgan Stanley Bank of America Merrill Lynch Trust
		2012	-C6	2.858%	11/15/45	896	893	877
5		Morgan Stanley Bank of America Merrill Lynch Trust
		2013	-C10	4.218%	7/15/46	3,834	3,933	4,079
5		Morgan Stanley Bank of America Merrill Lynch Trust
		2013	-C11	3.085%	8/15/46	751	769	778
5		Morgan Stanley Bank of America Merrill Lynch Trust
		2013	-C12	3.824%	10/15/46	388	399	410
5		Morgan Stanley Bank of America Merrill Lynch Trust
		2014	-C14	4.064%	2/15/47	194	199	204
5		Morgan Stanley Bank of America Merrill Lynch Trust
		2014	-C14	4.384%	2/15/47	194	199	206
5		Morgan Stanley Bank of America Merrill Lynch Trust
		2014	-C16	3.892%	6/15/47	1,204	1,239	1,244
5		Morgan Stanley Bank of America Merrill Lynch Trust
		2014	-C16	4.094%	6/15/47	361	372	374
5		Morgan Stanley Capital I Trust 2006-HQ9		5.728%	7/12/44	5,619	6,165	6,008
5		Morgan Stanley Capital I Trust 2006-IQ12		5.319%	12/15/43	3,219	3,515	3,452
5,7		Morgan Stanley Capital I Trust 2012-STAR		3.201%	8/5/34	1,578	1,573	1,579
5,7		Motor 2012 plc		1.286%	2/25/20	864	864	864
7		National Australia Bank Ltd.		2.000%	6/20/17	8,697	8,821	8,856
7		National Australia Bank Ltd.		1.250%	3/8/18	9,284	9,246	9,159
5,6		Navient Student Loan Trust 2014-1		0.664%	6/25/31	8,000	8,000	7,967

6

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2014

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
5,6	Navient Student Loan Trust 2014-1	0.905%	2/25/39	1,770	1,770	1,761
5	Nissan Auto Lease Trust 2014-A	1.040%	10/15/19	18,761	18,759	18,735
7	Norddeutsche Landesbank Girozentrale	2.000%	2/5/19	15,050	15,040	15,033
6	North Carolina State Education Assistance Authority
	2011-1	1.134%	1/26/26	4,929	4,927	4,938
5,6	North Carolina State Education Assistance Authority
	2011-2	1.034%	7/25/25	6,050	6,050	6,080
5,7	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	602	648	663
5,7	Porsche Innovative Lease Owner Trust 2013-1	0.880%	10/22/19	9,380	9,380	9,398
5	Royal Bank of Canada	1.200%	9/19/18	13,458	13,375	13,355
5,6,7	Silverstone Master Issuer plc 2010-1A	1.734%	1/21/55	8,243	8,301	8,342
5,6	SLM Student Loan Trust 2003-14	0.464%	1/25/23	15,687	15,406	15,603
5,6	SLM Student Loan Trust 2004-3	0.404%	7/25/23	8,330	8,208	8,258
5,6	SLM Student Loan Trust 2005-5	0.334%	4/25/25	17,122	16,964	17,029
5,6	SLM Student Loan Trust 2005-6	0.344%	7/27/26	4,824	4,686	4,794
5,6	SLM Student Loan Trust 2006-5	0.344%	1/25/27	5,631	5,375	5,533
5,6	SLM Student Loan Trust 2007-1	0.324%	1/26/26	6,425	6,041	6,271
5,6	SLM Student Loan Trust 2012-1	1.105%	9/25/28	7,317	7,414	7,455
5,6	SLM Student Loan Trust 2012-3	0.804%	12/26/25	4,773	4,777	4,798
5,6	SLM Student Loan Trust 2012-6	0.434%	9/25/19	9,241	9,239	9,216
5,6	SLM Student Loan Trust 2012-7	0.434%	9/25/19	4,690	4,664	4,689
5,6	SLM Student Loan Trust 2013-3	0.455%	5/26/20	24,149	24,091	24,163
5,6	SLM Student Loan Trust 2013-3	0.655%	4/26/27	18,766	18,650	18,498
5,6	SLM Student Loan Trust 2013-5	0.754%	10/25/27	10,004	9,944	10,057
5,6	SLM Student Loan Trust 2013-6	0.655%	2/25/21	22,513	22,513	22,618
5,6	SLM Student Loan Trust 2013-6	0.804%	6/26/28	14,484	14,484	14,615
5,6	SLM Student Loan Trust 2014-1	0.534%	7/26/21	17,081	17,081	17,145
5,6	SLM Student Loan Trust 2014-1	0.754%	2/26/29	9,041	9,041	9,038
5,6	SLM Student Loan Trust 2014-2-A3	0.745%	3/26/29	34,186	34,186	34,248
5,7	SMART ABS Series 2011-1US Trust	2.520%	11/14/16	1,416	1,416	1,417
5,7	SMART ABS Series 2011-2US Trust	2.310%	4/14/17	9,485	9,492	9,561
5	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	6,892	6,891	6,897
5	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	2,596	2,594	2,594
5	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	5,146	5,140	5,115
5	SMART ABS Series 2014-1US Trust	1.680%	12/14/19	4,409	4,408	4,379
5,6	South Carolina Student Loan Corp. Revenue 2010-1	1.234%	7/25/25	5,385	5,372	5,435
7	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	3,097	3,074	3,044
5,7	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	8,341	8,237	8,130
7	Swedbank Hypotek AB	1.375%	3/28/18	3,868	3,790	3,833
5	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	192	201	203
5,7	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	2,772	2,752	2,792
5	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	1,018	1,007	994
5,7	VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	2,552	2,543	2,511
5	Volkswagen Auto Lease Trust	0.990%	7/20/18	9,943	9,941	9,898
5	Wachovia Bank Commercial Mortgage Trust Series
	2006-C29	5.297%	11/15/48	3,622	3,973	3,890
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	725	725	715
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	259	260	262
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	407	418	432
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	1,553	1,598	1,662
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.438%	7/15/46	272	274	290
7	Westpac Banking Corp.	1.850%	11/26/18	13,270	13,256	13,193
5,7	Westpac Banking Corp.	1.250%	12/14/18	4,514	4,517	4,474
5,7	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	1,199	1,321	1,296
5	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	1,166	1,178	1,190
5	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	584	596	612
5	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	751	763	745
5	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	2,705	2,592	2,651
5	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	440	440	442
5	WFRBS Commercial Mortgage Trust 2013-C15	2.900%	8/15/46	163	167	168
5	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	464	477	483
5	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	167	171	173

7

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2014

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
5	WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	464	476	480
5	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	442	454	460
5	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	878	909	935
5	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	600	618	618
5	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	20	21	21
5	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	233	240	244
5,7	Wheels SPV LLC 2012-1	1.190%	3/20/21	1,282	1,282	1,283
5	World Financial Network Credit Card Master Note Trust
	Series 2012-D	2.150%	4/17/23	20,637	20,123	20,348
5	World Financial Network Credit Card Master Note Trust
	Series 2013-A	1.610%	12/15/21	6,191	6,183	6,123
5,6	World Financial Network Credit Card Master Note Trust
	Series 2014-A	0.534%	12/15/19	29,548	29,548	29,567
5	World Omni Auto Receivables Trust 2013-B	1.320%	1/15/20	6,400	6,395	6,426
5	World Omni Automobile Lease Securitization Trust
	2013-A	1.400%	2/15/19	10,004	10,011	10,059
5,6,7	World Omni Master Owner Trust 2013-1	0.504%	2/15/18	13,393	13,378	13,373

Total Asset-Backed/Commercial Mortgage-Backed Securities					2,522,036	2,524,814

Corporate Bonds (25.0%)
Finance (15.2%)
	Banking (12.5%)
	Abbey National Treasury Services plc	4.000%	4/27/16	13,675	14,330	14,312
	Abbey National Treasury Services plc	1.375%	3/13/17	13,550	13,536	13,541
	Abbey National Treasury Services plc	3.050%	8/23/18	7,300	7,501	7,564
7	ABN AMRO Bank NV	2.500%	10/30/18	2,750	2,751	2,776
	American Express Centurion Bank	0.875%	11/13/15	4,590	4,589	4,602
	American Express Credit Corp.	1.750%	6/12/15	7,940	7,972	8,010
	American Express Credit Corp.	2.750%	9/15/15	4,590	4,657	4,687
	American Express Credit Corp.	2.800%	9/19/16	8,720	8,993	9,014
	American Express Credit Corp.	1.550%	9/22/17	3,000	2,996	2,997
	Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	6,890	6,896	6,920
7	Australia & New Zealand Banking Group Ltd.	3.250%	3/1/16	13,320	13,707	13,789
	Australia & New Zealand Banking Group Ltd.	1.250%	1/10/17	9,640	9,640	9,618
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	4,590	4,624	4,633
	Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	5,772	5,802	5,730
	Bank of America Corp.	3.750%	7/12/16	10,190	10,665	10,636
	Bank of America Corp.	2.650%	4/1/19	3,210	3,209	3,199
	Bank of America NA	1.125%	11/14/16	6,430	6,443	6,432
	Bank of America NA	1.250%	2/14/17	37,470	37,444	37,353
	Bank of Montreal	0.800%	11/6/15	3,210	3,208	3,217
	Bank of Montreal	2.500%	1/11/17	6,143	6,325	6,343
	Bank of Montreal	1.300%	7/14/17	6,000	6,000	5,999
	Bank of New York Mellon Corp.	3.100%	1/15/15	4,295	4,317	4,328
	Bank of New York Mellon Corp.	0.700%	10/23/15	4,590	4,588	4,591
	Bank of New York Mellon Corp.	2.300%	7/28/16	2,300	2,359	2,363
	Bank of New York Mellon Corp.	4.600%	1/15/20	2,300	2,509	2,532
	Bank of Nova Scotia	0.750%	10/9/15	5,420	5,420	5,438
	Bank of Nova Scotia	2.900%	3/29/16	3,760	3,824	3,884
	Bank of Nova Scotia	1.375%	7/15/16	29,260	29,324	29,517
	Bank of Nova Scotia	2.550%	1/12/17	12,900	13,332	13,297
	Bank of Nova Scotia	1.300%	7/21/17	30,420	30,468	30,292
	Bank of Nova Scotia	1.375%	12/18/17	3,625	3,590	3,599
	Bank of Nova Scotia	2.050%	10/30/18	9,095	9,067	9,096
7	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.200%	3/10/17	18,370	18,354	18,272
	BNP Paribas SA	3.600%	2/23/16	10,939	11,253	11,338
	BNP Paribas SA	1.250%	12/12/16	11,940	11,931	11,969
	BNP Paribas SA	1.375%	3/17/17	22,217	22,205	22,175
	BPCE SA	1.625%	2/10/17	24,918	24,979	25,161
	BPCE SA	2.500%	12/10/18	3,670	3,660	3,686
	Branch Banking & Trust Co.	1.000%	4/3/17	5,510	5,497	5,473

8

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2014

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
Canadian Imperial Bank of Commerce	1.350%	7/18/16	8,260	8,277	8,347
Canadian Imperial Bank of Commerce	1.550%	1/23/18	1,255	1,239	1,254
Capital One Bank USA NA	1.200%	2/13/17	7,350	7,348	7,331
Citigroup Inc.	3.953%	6/15/16	13,770	14,436	14,464
Citigroup Inc.	1.350%	3/10/17	7,350	7,348	7,327
Citigroup Inc.	2.550%	4/8/19	4,310	4,353	4,305
Comerica Inc.	3.000%	9/16/15	4,021	4,106	4,111
Commonwealth Bank of Australia	1.950%	3/16/15	12,630	12,669	12,721
Commonwealth Bank of Australia	1.250%	9/18/15	10,100	10,117	10,173
7 Commonwealth Bank of Australia	3.250%	3/17/16	15,150	15,540	15,703
Commonwealth Bank of Australia	1.125%	3/13/17	18,370	18,344	18,322
Commonwealth Bank of Australia	1.400%	9/8/17	22,300	22,281	22,208
Commonwealth Bank of Australia	1.900%	9/18/17	7,680	7,761	7,745
7 Commonwealth Bank of Australia	2.000%	6/18/19	21,387	21,302	21,219
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	9,730	10,072	10,211
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	1.700%	3/19/18	5,500	5,499	5,477
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	11,020	10,969	11,098
Credit Suisse	1.375%	5/26/17	17,920	17,908	17,828
Deutsche Bank AG	1.400%	2/13/17	16,830	16,830	16,809
Deutsche Bank AG	1.350%	5/30/17	13,770	13,766	13,676
Goldman Sachs Group Inc.	3.700%	8/1/15	6,430	6,583	6,593
Goldman Sachs Group Inc.	5.750%	10/1/16	3,950	4,300	4,287
Goldman Sachs Group Inc.	2.625%	1/31/19	11,570	11,538	11,541
HSBC USA Inc.	1.625%	1/16/18	3,210	3,182	3,196
JPMorgan Chase & Co.	4.750%	3/1/15	12,848	13,022	13,074
JPMorgan Chase & Co.	1.875%	3/20/15	37,971	38,136	38,223
JPMorgan Chase & Co.	3.400%	6/24/15	25,460	25,861	25,992
JPMorgan Chase & Co.	1.100%	10/15/15	19,530	19,530	19,607
JPMorgan Chase & Co.	2.600%	1/15/16	15,150	15,459	15,490
JPMorgan Chase & Co.	1.125%	2/26/16	25,710	25,804	25,809
JPMorgan Chase & Co.	3.450%	3/1/16	27,997	28,890	28,993
JPMorgan Chase & Co.	3.150%	7/5/16	30,175	31,182	31,222
JPMorgan Chase & Co.	1.350%	2/15/17	34,480	34,481	34,381
JPMorgan Chase & Co.	6.000%	1/15/18	5,510	6,198	6,204
JPMorgan Chase & Co.	1.800%	1/25/18	8,036	8,003	8,006
Lloyds Bank plc	4.200%	3/28/17	3,210	3,428	3,433
7 Macquarie Bank Ltd.	2.000%	8/15/16	2,705	2,704	2,742
Manufacturers & Traders Trust Co.	1.250%	1/30/17	9,180	9,179	9,179
MUFG Union Bank NA	5.950%	5/11/16	1,210	1,301	1,298
MUFG Union Bank NA	3.000%	6/6/16	11,480	11,809	11,874
MUFG Union Bank NA	1.500%	9/26/16	3,935	3,928	3,971
MUFG Union Bank NA	2.125%	6/16/17	4,820	4,904	4,898
MUFG Union Bank NA	2.625%	9/26/18	5,970	6,096	6,072
National Australia Bank Ltd.	1.600%	8/7/15	5,293	5,332	5,346
National Australia Bank Ltd.	0.900%	1/20/16	2,500	2,507	2,509
National Australia Bank Ltd.	1.300%	7/25/16	4,590	4,589	4,623
National Australia Bank Ltd.	2.750%	3/9/17	3,670	3,807	3,800
National Australia Bank Ltd.	2.300%	7/25/18	3,860	3,897	3,914
National Australia Bank Ltd.	3.000%	1/20/23	1,000	951	980
PNC Bank NA	0.800%	1/28/16	2,750	2,750	2,753
PNC Bank NA	1.150%	11/1/16	4,202	4,217	4,212
PNC Bank NA	1.125%	1/27/17	6,620	6,612	6,602
PNC Funding Corp.	3.625%	2/8/15	4,649	4,700	4,702
Royal Bank of Canada	0.850%	3/8/16	9,180	9,150	9,203
Royal Bank of Canada	2.300%	7/20/16	3,675	3,749	3,775
Royal Bank of Canada	1.450%	9/9/16	6,430	6,425	6,499
Royal Bank of Canada	2.200%	7/27/18	10,136	10,186	10,279
Royal Bank of Scotland plc	3.950%	9/21/15	8,970	9,023	9,231
Royal Bank of Scotland plc	4.375%	3/16/16	20,660	21,577	21,648
Royal Bank of Scotland plc	5.625%	8/24/20	2,750	3,057	3,106
State Street Corp.	3.700%	11/20/23	1,180	1,188	1,217
Sumitomo Mitsui Banking Corp.	1.350%	7/18/15	4,910	4,910	4,938

9

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2014

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
Sumitomo Mitsui Banking Corp.	1.350%	7/11/17	8,370	8,370	8,328
Svenska Handelsbanken AB	3.125%	7/12/16	3,670	3,792	3,814
Svenska Handelsbanken AB	2.250%	6/17/19	11,000	11,066	10,963
Toronto-Dominion Bank	1.125%	5/2/17	11,020	10,989	10,976
Toronto-Dominion Bank	1.400%	4/30/18	5,340	5,286	5,265
UBS AG	5.875%	12/20/17	6,430	7,209	7,237
6 US Bank NA	0.514%	10/14/14	1,400	1,400	1,400
US Bank NA	1.100%	1/30/17	4,130	4,130	4,126
US Bank NA	1.375%	9/11/17	7,810	7,806	7,801
5 US Bank NA	3.778%	4/29/20	2,230	2,306	2,269
Wachovia Bank NA	4.875%	2/1/15	11,110	11,235	11,270
Wachovia Corp.	5.625%	10/15/16	4,590	5,001	4,997
Wells Fargo & Co.	1.250%	2/13/15	3,670	3,677	3,682
Wells Fargo & Co.	3.625%	4/15/15	12,610	12,813	12,824
Wells Fargo & Co.	3.676%	6/15/16	21,885	22,905	22,894
Wells Fargo & Co.	1.250%	7/20/16	10,977	10,986	11,044
Wells Fargo & Co.	1.150%	6/2/17	6,900	6,892	6,858
Wells Fargo & Co.	1.400%	9/8/17	14,380	14,366	14,325
Wells Fargo & Co.	5.625%	12/11/17	3,210	3,593	3,590
Wells Fargo & Co.	2.125%	4/22/19	6,430	6,418	6,369
Wells Fargo Bank NA	4.750%	2/9/15	5,510	5,565	5,594
Wells Fargo Bank NA	0.750%	7/20/15	7,350	7,349	7,372
Westpac Banking Corp.	4.200%	2/27/15	15,651	15,815	15,891
Westpac Banking Corp.	3.000%	8/4/15	11,020	11,171	11,247
Westpac Banking Corp.	1.125%	9/25/15	7,210	7,203	7,256
Westpac Banking Corp.	3.000%	12/9/15	5,510	5,642	5,672
Westpac Banking Corp.	0.950%	1/12/16	11,020	11,015	11,067
Westpac Banking Corp.	1.050%	11/25/16	3,310	3,309	3,312
Westpac Banking Corp.	2.000%	8/14/17	12,860	13,012	13,045
Westpac Banking Corp.	4.875%	11/19/19	2,750	3,029	3,062
Brokerage (0.0%)
NYSE Euronext	2.000%	10/5/17	3,210	3,248	3,248
Finance Companies (2.1%)
General Electric Capital Corp.	4.875%	3/4/15	11,940	12,129	12,171
General Electric Capital Corp.	3.500%	6/29/15	7,570	7,718	7,748
General Electric Capital Corp.	1.625%	7/2/15	38,010	38,202	38,366
General Electric Capital Corp.	4.375%	9/21/15	9,843	10,176	10,217
General Electric Capital Corp.	2.250%	11/9/15	32,762	33,259	33,336
General Electric Capital Corp.	1.000%	12/11/15	5,510	5,508	5,539
General Electric Capital Corp.	1.000%	1/8/16	5,510	5,502	5,530
General Electric Capital Corp.	5.000%	1/8/16	12,310	12,942	12,978
General Electric Capital Corp.	2.950%	5/9/16	12,391	12,782	12,822
General Electric Capital Corp.	1.500%	7/12/16	9,911	9,997	10,035
General Electric Capital Corp.	3.350%	10/17/16	21,833	22,874	22,894
General Electric Capital Corp.	2.900%	1/9/17	18,370	19,081	19,090
General Electric Capital Corp.	2.450%	3/15/17	7,350	7,564	7,569
General Electric Capital Corp.	1.250%	5/15/17	19,350	19,347	19,333
General Electric Capital Corp.	5.625%	9/15/17	3,090	3,470	3,453
Insurance (0.5%)
AXIS Specialty Finance plc	2.650%	4/1/19	8,553	8,635	8,591
Berkshire Hathaway Finance Corp.	2.450%	12/15/15	2,455	2,454	2,511
Berkshire Hathaway Inc.	3.200%	2/11/15	845	850	854
Berkshire Hathaway Inc.	1.900%	1/31/17	2,350	2,350	2,395
7 MassMutual Global Funding II	3.125%	4/14/16	2,505	2,505	2,594
7 MassMutual Global Funding II	2.000%	4/5/17	9,180	9,364	9,337
7 MassMutual Global Funding II	2.100%	8/2/18	3,113	3,123	3,130
8 MetLife Inc.	2.463%	12/15/17	18,000	18,055	18,055
7 Metropolitan Life Global Funding I	3.000%	1/10/23	1,000	953	984
7 Principal Life Global Funding II	1.000%	12/11/15	3,670	3,669	3,687

10

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2014

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
Real Estate Investment Trusts (0.1%)
Simon Property Group LP	6.100%	5/1/16	6,135	6,578	6,571
Simon Property Group LP	3.375%	3/15/22	2,230	2,207	2,277
				1,570,167	1,572,999
Industrial (8.8%)
Basic Industry (0.9%)
Air Products & Chemicals Inc.	2.000%	8/2/16	3,430	3,493	3,498
Air Products & Chemicals Inc.	1.200%	10/15/17	920	910	914
BHP Billiton Finance USA Ltd.	1.000%	2/24/15	5,510	5,508	5,524
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	6,121	6,240	6,246
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	10,090	10,194	10,190
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	3,320	3,647	3,653
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	4,590	4,640	4,610
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	2,060	2,465	2,434
EI du Pont de Nemours & Co.	4.750%	3/15/15	3,089	3,147	3,148
Monsanto Co.	1.150%	6/30/17	10,000	9,991	9,935
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	730	763	768
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	2,323	2,347	2,354
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	11,480	11,765	11,768
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	2,230	2,608	2,582
Rio Tinto Finance USA plc	1.125%	3/20/15	2,300	2,299	2,306
Rio Tinto Finance USA plc	1.375%	6/17/16	7,840	7,826	7,890
Rio Tinto Finance USA plc	2.000%	3/22/17	5,360	5,403	5,440
Rio Tinto Finance USA plc	1.625%	8/21/17	5,420	5,423	5,443
Rio Tinto Finance USA plc	2.250%	12/14/18	5,970	6,013	6,016
Capital Goods (1.7%)
Boeing Capital Corp.	2.125%	8/15/16	2,350	2,407	2,409
Boeing Capital Corp.	2.900%	8/15/18	3,000	3,087	3,122
Boeing Capital Corp.	4.700%	10/27/19	4,590	5,075	5,120
Boeing Co.	3.500%	2/15/15	3,210	3,244	3,248
Boeing Co.	0.950%	5/15/18	12,900	12,592	12,533
Caterpillar Financial Services Corp.	1.100%	5/29/15	1,445	1,447	1,453
Caterpillar Financial Services Corp.	1.000%	3/3/17	4,960	4,958	4,945
Danaher Corp.	2.300%	6/23/16	1,815	1,848	1,863
Emerson Electric Co.	4.125%	4/15/15	2,865	2,919	2,923
General Dynamics Corp.	1.375%	1/15/15	3,400	3,400	3,411
General Dynamics Corp.	1.000%	11/15/17	7,955	7,852	7,869
General Electric Co.	0.850%	10/9/15	19,480	19,506	19,554
General Electric Co.	5.250%	12/6/17	15,395	17,080	17,100
Honeywell International Inc.	5.300%	3/15/17	1,149	1,263	1,266
Honeywell International Inc.	5.300%	3/1/18	9,180	10,339	10,230
John Deere Capital Corp.	0.875%	4/17/15	9,180	9,179	9,208
John Deere Capital Corp.	0.950%	6/29/15	2,750	2,750	2,763
John Deere Capital Corp.	1.850%	9/15/16	5,160	5,230	5,264
John Deere Capital Corp.	1.050%	10/11/16	12,775	12,764	12,809
John Deere Capital Corp.	1.050%	12/15/16	1,530	1,528	1,533
John Deere Capital Corp.	2.000%	1/13/17	8,461	8,598	8,650
John Deere Capital Corp.	1.200%	10/10/17	1,380	1,385	1,377
John Deere Capital Corp.	1.550%	12/15/17	9,170	9,168	9,180
John Deere Capital Corp.	5.350%	4/3/18	2,300	2,571	2,576
John Deere Capital Corp.	1.950%	12/13/18	2,695	2,707	2,689
John Deere Capital Corp.	1.950%	3/4/19	2,300	2,293	2,289
Precision Castparts Corp.	0.700%	12/20/15	4,295	4,294	4,300
Precision Castparts Corp.	1.250%	1/15/18	2,880	2,877	2,845
Raytheon Co.	6.400%	12/15/18	1,295	1,508	1,518
United Technologies Corp.	4.875%	5/1/15	1,100	1,128	1,129
United Technologies Corp.	1.800%	6/1/17	10,100	10,195	10,252
Communication (1.9%)
America Movil SAB de CV	5.750%	1/15/15	9,180	9,307	9,314
America Movil SAB de CV	3.625%	3/30/15	6,890	6,967	6,983

11

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2014

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
America Movil SAB de CV	2.375%	9/8/16	26,398	26,927	26,990
America Movil SAB de CV	5.000%	3/30/20	1,265	1,411	1,388
AT&T Inc.	2.500%	8/15/15	14,145	14,353	14,384
AT&T Inc.	0.800%	12/1/15	4,590	4,589	4,597
AT&T Inc.	0.900%	2/12/16	6,430	6,415	6,436
AT&T Inc.	2.950%	5/15/16	29,807	30,725	30,772
AT&T Inc.	2.400%	8/15/16	12,260	12,494	12,548
AT&T Inc.	1.600%	2/15/17	9,180	9,236	9,252
AT&T Inc.	1.700%	6/1/17	7,350	7,378	7,412
AT&T Inc.	5.500%	2/1/18	14,695	16,435	16,435
Comcast Corp.	5.900%	3/15/16	9,180	9,860	9,869
Comcast Corp.	6.500%	1/15/17	5,635	6,321	6,310
Comcast Corp.	6.300%	11/15/17	9,180	10,504	10,482
Comcast Corp.	5.875%	2/15/18	2,750	3,123	3,121
Comcast Corp.	5.700%	5/15/18	12,260	13,950	13,924
NBCUniversal Media LLC	2.875%	4/1/16	6,430	6,634	6,630
Consumer Cyclical (1.2%)
7 American Honda Finance Corp.	1.450%	2/27/15	4,590	4,590	4,610
7 American Honda Finance Corp.	3.500%	3/16/15	6,990	7,081	7,092
7 American Honda Finance Corp.	1.000%	8/11/15	2,000	2,003	2,011
7 American Honda Finance Corp.	2.500%	9/21/15	1,040	1,040	1,061
American Honda Finance Corp.	1.125%	10/7/16	6,890	6,874	6,911
7 Daimler Finance North America LLC	1.450%	8/1/16	7,350	7,345	7,406
7 Daimler Finance North America LLC	2.625%	9/15/16	3,670	3,721	3,777
7 Daimler Finance North America LLC	2.950%	1/11/17	2,460	2,545	2,551
7 Daimler Finance North America LLC	1.125%	3/10/17	6,145	6,142	6,116
7 Daimler Finance North America LLC	1.875%	1/11/18	4,105	4,127	4,115
7 Harley-Davidson Financial Services Inc.	1.150%	9/15/15	2,800	2,809	2,815
7 Harley-Davidson Funding Corp.	6.800%	6/15/18	415	483	483
Lowe's Cos. Inc.	1.625%	4/15/17	9,180	9,300	9,260
PACCAR Financial Corp.	0.750%	8/14/15	1,840	1,839	1,846
PACCAR Financial Corp.	1.150%	8/16/16	6,890	6,894	6,949
PACCAR Financial Corp.	1.100%	6/6/17	4,590	4,585	4,573
Target Corp.	2.300%	6/26/19	5,965	5,952	5,968
TJX Cos. Inc.	6.950%	4/15/19	4,130	4,906	4,951
Toyota Motor Credit Corp.	2.800%	1/11/16	4,500	4,616	4,625
Toyota Motor Credit Corp.	2.050%	1/12/17	1,730	1,732	1,769
Toyota Motor Credit Corp.	1.750%	5/22/17	1,821	1,829	1,843
Toyota Motor Credit Corp.	2.125%	7/18/19	4,130	4,119	4,115
Wal-Mart Stores Inc.	1.500%	10/25/15	2,300	2,310	2,327
Wal-Mart Stores Inc.	0.600%	4/11/16	4,130	4,128	4,130
Wal-Mart Stores Inc.	2.800%	4/15/16	5,290	5,428	5,472
Wal-Mart Stores Inc.	5.800%	2/15/18	8,260	9,420	9,385
Wal-Mart Stores Inc.	1.125%	4/11/18	7,810	7,670	7,711
Consumer Noncyclical (1.3%)
Anheuser-Busch InBev Finance Inc.	0.800%	1/15/16	21,940	21,946	22,011
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	1,115	1,100	1,094
Anheuser-Busch InBev Worldwide Inc.	3.625%	4/15/15	5,890	5,984	5,994
Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	6,820	6,817	6,840
Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	11,480	11,782	11,799
Coca-Cola Co.	0.750%	3/13/15	2,020	2,020	2,024
CR Bard Inc.	1.375%	1/15/18	920	904	910
Merck & Co. Inc.	2.250%	1/15/16	1,840	1,868	1,878
Merck & Co. Inc.	0.700%	5/18/16	2,750	2,750	2,757
Merck Sharp & Dohme Corp.	4.750%	3/1/15	2,750	2,791	2,801
Novartis Capital Corp.	2.900%	4/24/15	4,590	4,650	4,656
Pfizer Inc.	0.900%	1/15/17	3,004	3,000	2,996
Pfizer Inc.	1.100%	5/15/17	9,180	9,171	9,158
7 Roche Holdings Inc.	6.000%	3/1/19	6,235	7,276	7,227
Sanofi	1.250%	4/10/18	5,680	5,662	5,592
Stryker Corp.	3.000%	1/15/15	920	927	927

12

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2014

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
Stryker Corp.	2.000%	9/30/16	3,210	3,240	3,275
8 Sysco Corp.	1.450%	10/2/17	18,320	18,313	18,350
7 Takeda Pharmaceutical Co. Ltd.	1.031%	3/17/15	14,850	14,856	14,871
7 Takeda Pharmaceutical Co. Ltd.	1.625%	3/17/17	6,430	6,419	6,456
Wyeth LLC	5.500%	2/15/16	4,590	4,856	4,895
Energy (1.0%)
BP Capital Markets plc	3.200%	3/11/16	11,320	11,686	11,723
BP Capital Markets plc	2.248%	11/1/16	10,100	10,382	10,361
BP Capital Markets plc	1.846%	5/5/17	5,756	5,867	5,822
BP Capital Markets plc	2.241%	9/26/18	10,100	10,191	10,156
BP Capital Markets plc	4.500%	10/1/20	2,750	2,989	3,002
Occidental Petroleum Corp.	2.500%	2/1/16	9,960	10,207	10,194
Occidental Petroleum Corp.	4.125%	6/1/16	8,290	8,740	8,742
Occidental Petroleum Corp.	1.750%	2/15/17	12,860	12,988	13,017
7 Schlumberger Investment SA	1.950%	9/14/16	2,585	2,623	2,638
7 Schlumberger Norge AS	1.950%	9/14/16	1,840	1,852	1,878
7 Schlumberger SA	2.650%	1/15/16	1,580	1,592	1,616
Total Capital International SA	1.500%	2/17/17	3,670	3,696	3,699
Total Capital International SA	1.550%	6/28/17	1,970	1,982	1,982
Total Capital International SA	2.125%	1/10/19	4,150	4,136	4,172
Total Capital SA	2.125%	8/10/18	12,754	12,950	12,876
Technology (0.5%)
Apple Inc.	2.100%	5/6/19	15,610	15,605	15,592
Cisco Systems Inc.	1.100%	3/3/17	13,770	13,769	13,762
Intel Corp.	1.350%	12/15/17	22,040	21,995	21,948
Transportation (0.3%)
Canadian National Railway Co.	5.850%	11/15/17	600	683	681
United Parcel Service Inc.	1.125%	10/1/17	555	557	552
United Parcel Service Inc.	5.125%	4/1/19	20,280	22,855	22,864
				903,668	904,654
Utilities (1.0%)
Electric (1.0%)
Alabama Power Co.	3.550%	12/1/23	460	459	473
Connecticut Light & Power Co.	2.500%	1/15/23	6,660	6,237	6,382
Consumers Energy Co.	5.500%	8/15/16	1,528	1,652	1,659
Consumers Energy Co.	5.650%	9/15/18	1,840	2,123	2,104
Consumers Energy Co.	6.125%	3/15/19	3,450	4,028	4,022
Consumers Energy Co.	6.700%	9/15/19	2,458	2,948	2,952
DTE Electric Co.	3.450%	10/1/20	1,380	1,424	1,439
DTE Electric Co.	3.900%	6/1/21	1,380	1,451	1,483
Duke Energy Carolinas LLC	5.300%	10/1/15	9,180	9,611	9,613
Duke Energy Carolinas LLC	5.100%	4/15/18	6,150	6,817	6,858
Duke Energy Carolinas LLC	7.000%	11/15/18	3,767	4,578	4,505
Duke Energy Florida Inc.	5.650%	6/15/18	1,840	2,080	2,090
Duke Energy Progress Inc.	5.300%	1/15/19	1,648	1,860	1,863
Entergy Louisiana LLC	4.800%	5/1/21	3,670	4,001	4,068
Florida Power & Light Co.	2.750%	6/1/23	2,570	2,471	2,511
Georgia Power Co.	0.750%	8/10/15	3,210	3,209	3,214
Georgia Power Co.	0.625%	11/15/15	5,085	5,084	5,087
Georgia Power Co.	3.000%	4/15/16	1,840	1,878	1,898
Kentucky Utilities Co.	1.625%	11/1/15	6,060	6,069	6,122
Louisville Gas & Electric Co.	1.625%	11/15/15	750	759	759
National Rural Utilities Cooperative Finance Corp.	3.875%	9/16/15	2,300	2,372	2,373
National Rural Utilities Cooperative Finance Corp.	1.900%	11/1/15	390	395	396
National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	7,106	7,273	7,340
National Rural Utilities Cooperative Finance Corp.	1.100%	1/27/17	3,670	3,668	3,669
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	1,150	1,306	1,289
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	1,628	2,137	2,143
National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	1,540	1,539	1,543
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	1,093	1,080	1,096

13

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2014

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
	PacifiCorp	3.850%	6/15/21	1,150	1,207	1,229
	PacifiCorp	2.950%	2/1/22	861	841	869
	Public Service Electric & Gas Co.	2.700%	5/1/15	1,297	1,313	1,314
	Public Service Electric & Gas Co.	5.300%	5/1/18	1,840	2,076	2,062
	South Carolina Electric & Gas Co.	6.500%	11/1/18	1,240	1,480	1,459
	Southern California Edison Co.	1.125%	5/1/17	5,510	5,509	5,481
	Southern California Edison Co.	3.500%	10/1/23	1,840	1,831	1,891
	Union Electric Co.	6.400%	6/15/17	3,538	4,031	3,997

					106,797	107,253

Total Corporate Bonds					2,580,632	2,584,906

Sovereign Bonds (U.S. Dollar-Denominated) (12.0%)
	Asian Development Bank	2.625%	2/9/15	9,175	9,236	9,254
	Asian Development Bank	0.750%	1/11/17	25,000	24,983	24,925
7	Banco del Estado de Chile	2.000%	11/9/17	7,095	7,149	7,113
7	Bank Nederlandse Gemeenten	1.375%	3/23/15	13,775	13,788	13,853
7	Bank Nederlandse Gemeenten	2.500%	1/11/16	4,600	4,700	4,720
7	Bank Nederlandse Gemeenten	1.125%	9/12/16	7,350	7,337	7,391
7	Bank Nederlandse Gemeenten	0.875%	2/21/17	14,700	14,661	14,611
7	Caisse d'Amortissement de la Dette Sociale	2.375%	3/31/16	4,600	4,592	4,725
7	Caisse d'Amortissement de la Dette Sociale	1.125%	1/30/17	7,350	7,342	7,384
7	Caisse d'Amortissement de la Dette Sociale	1.375%	1/29/18	1,825	1,824	1,824
	Canada	0.875%	2/14/17	5,500	5,498	5,486
	CNOOC Finance 2013 Ltd.	1.125%	5/9/16	1,800	1,797	1,798
7	CNPC General Capital Ltd.	1.450%	4/16/16	1,000	999	1,000
	Corp Andina de Fomento	1.500%	8/8/17	5,500	5,496	5,492
	Corp. Andina de Fomento	5.125%	5/5/15	2,850	2,888	2,920
	Corp. Andina de Fomento	3.750%	1/15/16	9,325	9,442	9,616
7	Corp. Nacional del Cobre de Chile	4.750%	10/15/14	21,069	21,096	21,076
7	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	9,975	10,030	10,204
7	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	2,375	2,198	2,277
7	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	6,875	6,866	7,247
7,9	Development Bank of Japan Inc.	1.625%	10/5/16	2,750	2,791	2,799
9	Development Bank of Japan Inc.	5.125%	2/1/17	2,750	3,020	3,006
7,10	Dexia Credit Local SA	1.250%	10/18/16	5,500	5,490	5,537
7	Electricite de France SA	1.150%	1/20/17	13,775	13,728	13,740
7	Electricite de France SA	6.500%	1/26/19	1,825	2,141	2,140
	European Investment Bank	0.875%	12/15/14	9,175	9,187	9,189
	European Investment Bank	2.875%	1/15/15	22,950	23,059	23,129
	European Investment Bank	2.750%	3/23/15	13,775	13,928	13,942
	European Investment Bank	1.125%	4/15/15	45,925	46,015	46,160
	European Investment Bank	1.625%	9/1/15	18,375	18,518	18,607
	European Investment Bank	1.375%	10/20/15	9,175	9,273	9,262
	European Investment Bank	2.125%	7/15/16	2,750	2,749	2,825
	European Investment Bank	1.750%	3/15/17	8,275	8,425	8,444
	European Investment Bank	1.625%	6/15/17	2,300	2,332	2,336
	European Investment Bank	1.000%	3/15/18	13,775	13,722	13,592
	European Investment Bank	1.875%	3/15/19	18,375	18,290	18,444
	European Investment Bank	2.500%	4/15/21	11,025	11,013	11,182
	Export Development Canada	2.250%	5/28/15	4,600	4,661	4,660
	Export-Import Bank of Korea	5.875%	1/14/15	4,600	4,634	4,668
	Export-Import Bank of Korea	5.125%	3/16/15	3,225	3,249	3,289
	Export-Import Bank of Korea	1.250%	11/20/15	5,325	5,338	5,342
	Export-Import Bank of Korea	4.000%	1/11/17	46,555	49,348	49,226
	Export-Import Bank of Korea	5.125%	6/29/20	1,375	1,514	1,547
	Export-Import Bank of Korea	4.000%	1/29/21	4,775	4,932	5,041
	FMS Wertmanagement AoeR	1.125%	9/5/17	4,580	4,579	4,572
	FMS Wertmanagement AoeR	1.625%	11/20/18	9,175	9,163	9,166
	Hydro-Quebec	2.000%	6/30/16	17,900	18,240	18,297
	Hydro-Quebec	1.375%	6/19/17	15,327	15,442	15,376
7	Industrial Bank of Korea	1.375%	10/5/15	4,600	4,594	4,622

14

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2014

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
Inter-American Development Bank	2.250%	7/15/15	4,600	4,652	4,674
Inter-American Development Bank	0.875%	11/15/16	9,175	9,158	9,173
Inter-American Development Bank	1.125%	3/15/17	4,600	4,589	4,622
Inter-American Development Bank	2.375%	8/15/17	6,425	6,523	6,653
Inter-American Development Bank	2.125%	11/9/20	1,800	1,768	1,784
International Bank for Reconstruction & Development	2.375%	5/26/15	4,600	4,649	4,666
International Bank for Reconstruction & Development	1.000%	9/15/16	13,775	13,774	13,867
International Bank for Reconstruction & Development	0.625%	10/14/16	20,000	19,974	19,931
International Finance Corp.	1.125%	11/23/16	4,400	4,390	4,430
International Finance Corp.	1.750%	9/4/18	15,600	15,594	15,697
7 IPIC GMTN Ltd.	3.750%	3/1/17	1,700	1,697	1,777
9 Japan Bank for International Cooperation	1.875%	9/24/15	13,775	13,934	13,973
9 Japan Bank for International Cooperation	1.750%	7/31/18	4,600	4,580	4,622
9 Japan Bank for International Cooperation	1.750%	11/13/18	7,575	7,553	7,585
9 Japan Finance Organization for Municipalities	4.625%	4/21/15	4,600	4,695	4,709
7 Japan Finance Organization for Municipalities	2.125%	3/6/19	13,775	13,762	13,792
11 KFW	4.125%	10/15/14	4,600	4,607	4,606
11 KFW	1.000%	1/12/15	22,950	22,945	23,000
11 KFW	2.625%	3/3/15	30,400	30,687	30,712
11 KFW	0.625%	4/24/15	27,550	27,570	27,622
11 KFW	2.000%	6/1/16	16,075	16,222	16,463
11 KFW	1.250%	10/5/16	4,600	4,593	4,652
11 KFW	1.250%	2/15/17	9,175	9,159	9,258
11 KFW	1.000%	6/11/18	11,475	11,475	11,279
11 KFW	1.875%	4/1/19	4,600	4,613	4,623
11 KFW	4.000%	1/27/20	4,125	4,497	4,541
11 KFW	2.625%	1/25/22	4,600	4,575	4,677
11 KFW	2.125%	1/17/23	1,825	1,713	1,776
7 Kingdom of Sweden	1.000%	11/15/16	6,425	6,418	6,443
7 Kommunalbanken AS	2.375%	1/19/16	3,675	3,735	3,766
7 Kommunalbanken AS	1.000%	3/15/18	2,750	2,745	2,707
7 Kommunalbanken AS	1.125%	5/23/18	7,350	7,336	7,246
7 Kommunalbanken AS	2.125%	3/15/19	12,850	12,837	13,019
7 Kommunalbanken AS	1.750%	5/28/19	13,775	13,775	13,661
7 Kommuninvest I Sverige AB	0.875%	12/13/16	6,425	6,411	6,428
7 Kommuninvest I Sverige AB	1.000%	10/24/17	2,750	2,742	2,728
Korea Development Bank	4.375%	8/10/15	2,300	2,326	2,369
Korea Development Bank	3.250%	3/9/16	1,375	1,407	1,416
Korea Development Bank	4.000%	9/9/16	1,500	1,565	1,579
Korea Development Bank	3.875%	5/4/17	9,200	9,737	9,720
Korea Development Bank	3.500%	8/22/17	6,775	6,970	7,107
7 Korea East-West Power Co. Ltd.	2.500%	7/16/17	2,050	2,046	2,089
7 Korea Expressway Corp.	1.625%	4/28/17	32,150	32,077	32,117
7 Korea Expressway Corp.	1.875%	10/22/17	1,800	1,795	1,798
Korea Finance Corp.	4.625%	11/16/21	1,800	1,925	1,968
7 Korea Gas Corp.	2.875%	7/29/18	7,350	7,320	7,501
7 Korea Hydro & Nuclear Power Co. Ltd.	3.125%	9/16/15	2,300	2,340	2,345
Korea Hydro & Nuclear Power Co. Ltd.	3.125%	9/16/15	4,650	4,730	4,741
7 Korea Land & Housing Corp.	1.875%	8/2/17	4,600	4,585	4,603
7 Korea National Oil Corp.	2.875%	11/9/15	3,675	3,742	3,747
Korea National Oil Corp.	3.125%	4/3/17	4,600	4,727	4,762
7 Korea National Oil Corp.	2.750%	1/23/19	18,375	18,300	18,601
7 Korea Resources Corp.	2.125%	5/2/18	2,750	2,742	2,731
11 Landwirtschaftliche Rentenbank	2.125%	7/15/16	4,600	4,596	4,723
7 Municipality Finance plc	1.125%	4/17/18	2,300	2,298	2,270
7 Nederlandse Waterschapsbank NV	1.875%	3/13/19	7,350	7,325	7,318
7 Network Rail Infrastructure Finance plc	0.875%	1/20/15	9,175	9,173	9,189
Nordic Investment Bank	2.500%	7/15/15	6,575	6,653	6,695
North American Development Bank	2.300%	10/10/18	2,400	2,396	2,418
12 Oesterreichische Kontrollbank AG	2.000%	6/3/16	4,600	4,592	4,709
7 Petronas Capital Ltd.	5.250%	8/12/19	12,725	13,776	14,256
7 Province of Alberta	1.000%	6/21/17	2,750	2,749	2,744

15

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2014

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
	Province of British Columbia	2.850%	6/15/15	5,500	5,597	5,597
	Province of British Columbia	2.100%	5/18/16	2,575	2,575	2,635
	Province of Manitoba	2.625%	7/15/15	4,125	4,195	4,194
	Province of Manitoba	2.100%	9/6/22	1,275	1,275	1,218
	Province of Nova Scotia	2.375%	7/21/15	4,125	4,175	4,188
	Province of Ontario	0.950%	5/26/15	13,775	13,817	13,820
	Province of Ontario	2.700%	6/16/15	2,750	2,794	2,793
	Province of Ontario	4.750%	1/19/16	9,175	9,638	9,662
	Province of Ontario	2.300%	5/10/16	15,150	15,355	15,524
	Province of Ontario	1.000%	7/22/16	4,275	4,274	4,294
	Province of Ontario	1.600%	9/21/16	9,175	9,171	9,299
	Province of Ontario	1.100%	10/25/17	21,125	21,000	20,915
	Province of Ontario	4.000%	10/7/19	2,375	2,569	2,577
	Province of Ontario	4.400%	4/14/20	1,375	1,510	1,523
7	Qatari Diar Finance QSC	3.500%	7/21/15	2,750	2,756	2,803
	Quebec	4.600%	5/26/15	4,600	4,706	4,725
	Quebec	2.750%	8/25/21	5,825	5,728	5,843
5,7	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.832%	9/30/16	2,871	3,017	3,018
	Republic of Chile	3.875%	8/5/20	900	910	951
	Republic of Chile	3.250%	9/14/21	3,425	3,433	3,503
	Republic of Chile	2.250%	10/30/22	2,200	1,989	2,071
	Republic of Korea	5.125%	12/7/16	2,300	2,458	2,510
	Republic of Poland	3.875%	7/16/15	20,650	21,154	21,146
	Republic of Poland	6.375%	7/15/19	17,261	20,184	20,230
	Republic of Poland	5.000%	3/23/22	11,360	12,465	12,484
	Republic of Poland	4.000%	1/22/24	8,675	8,566	8,957
7	Sinopec Capital 2013 Ltd.	1.250%	4/24/16	4,600	4,594	4,589
7	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	2,000	1,997	2,045
7	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	9,175	9,097	9,177
	State of Israel	3.150%	6/30/23	1,800	1,718	1,813
7	State of Qatar	4.000%	1/20/15	12,225	12,310	12,344
7	State of Qatar	3.125%	1/20/17	2,300	2,360	2,397
	Statoil ASA	2.900%	10/15/14	1,825	1,826	1,827
	Statoil ASA	1.200%	1/17/18	1,550	1,549	1,530
	Statoil ASA	1.950%	11/8/18	13,775	13,759	13,826
	Statoil ASA	2.650%	1/15/24	1,825	1,700	1,747
	Svensk Exportkredit AB	1.750%	10/20/15	4,600	4,593	4,668
7	Temasek Financial I Ltd.	4.500%	9/21/15	5,555	5,678	5,770
7	Temasek Financial I Ltd.	4.300%	10/25/19	2,250	2,508	2,462
7	Temasek Financial I Ltd.	2.375%	1/23/23	4,600	4,483	4,400

Total Sovereign Bonds					1,236,619	1,242,809

Taxable Municipal Bonds (0.4%)
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	1.298%	7/1/16	2,300	2,300	2,320
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.107%	7/1/18	1,825	1,825	1,844
	Illinois GO	4.511%	3/1/15	1,825	1,854	1,856
	Illinois GO	4.961%	3/1/16	1,825	1,922	1,919
	Illinois GO	5.665%	3/1/18	4,600	4,974	5,092
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	EGSL	3.220%	2/1/21	5,274	5,371	5,473
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	ELL	3.450%	2/1/22	10,837	11,053	11,295
	Princeton University New Jersey GO	4.950%	3/1/19	5,975	6,674	6,743
6	South Carolina Public Service Authority Revenue	1.032%	6/1/15	5,750	5,761	5,757
Total Taxable Municipal Bonds					41,734	42,299

16

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2014

Market
				Cost	Value•
		Coupon	Shares	($000)	($000)
Temporary Cash Investment (1.1%)
Money Market Fund (1.1%)
13	Vanguard Market Liquidity Fund	0.109%	107,849,207	107,849	107,849

Total Investments (100.6%)				10,389,983	10,403,891
Other Assets and Liabilities—Net (-0.6%)					(58,494)

Net Assets (100%)					10,345,397
• See Note A in Notes to Financial Statements.
1	Securities with a value of $1,911,000 have been segregated as initial margin for open cleared swap contracts.
2	Securities with a value of $7,459,000 have been segregated as initial margin for open futures contracts.
3	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6	Adjustable-rate security.
7	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the aggregate value of these securities was $1,070,212,000, representing 10.3% of net assets.
8	Security purchased on a when-issued or delayed-delivery basis for which the trust has not taken delivery as of September 30, 2014.
9	Guaranteed by the Government of Japan.
10	Guaranteed by multiple countries.
11	Guaranteed by the Federal Republic of Germany.
12	Guaranteed by the Republic of Austria.
13	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Vanguard Fiduciary Trust Company - Short-Term Bond Trust

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Interest[1]	103,526
Total Income	103,526
Expenses
Custodian Fees	127
Auditing Fees	24
Other	3
Total Expenses	154
Net Investment Income	103,372
Realized Net Gain (Loss)
Investment Securities Sold	26,651
Futures Contracts	(21,716)
Swap Contracts	1,074
Realized Net Gain (Loss)	6,009
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(12,584)
Futures Contracts	6,774
Swap Contracts	10
Change in Unrealized Appreciation (Depreciation)	(5,800)
Net Increase (Decrease) in Net Assets Resulting from Operations	103,581
1 Interest income from an affiliated company of the Trust was $163,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Vanguard Fiduciary Trust Company - Short-Term Bond Trust

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	103,372	74,705
Realized Net Gain (Loss)	6,009	26,615
Change in Unrealized Appreciation (Depreciation)	(5,800)	(52,879)
Net Increase (Decrease) in Net Assets Resulting from Operations	103,581	48,441
Unit Transactions
Issued	8,867,905	1,744,161
Redeemed	(6,075,170)	(1,274,214)
Net Increase (Decrease) from Unit Transactions	2,792,735	469,947
Total Increase (Decrease)	2,896,316	518,388
Net Assets
Beginning of Period	7,449,081	6,930,693
End of Period	10,345,397	7,449,081

See accompanying Notes, which are an integral part of the Financial Statements.

19

Vanguard Fiduciary Trust Company - Short-Term Bond Trust

Financial Highlights

For a Unit Outstanding			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of
Period	$13.52	$13.43	$13.14	$12.97	$12.50
Investment Operations
Net Investment Income[1]	.141	.140	.166	.221	.307
Net Realized and Unrealized Gain
(Loss) on Investments	(.001)	(.050)	.124	(.051)	.163
Total from Investment Operations	.140	.090	.290	.170	.470
Net Asset Value, End of Period	$13.66	$13.52	$13.43	$13.14	$12.97

Total Return	1.04%	0.67%	2.21%	1.31%	3.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,345	$7,449	$6,931	$5,245	$3,781
Ratio of Total Expenses to Average
Net Assets	.002%	.002%	.002%	.002%	.001%
Ratio of Net Investment Income to
Average Net Assets	1.04%	1.04%	1.24%	1.71%	2.41%
1 Calculated based on average units outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Vanguard Fiduciary Trust Company - Short-Term Bond Trust

Notes to Financial Statements

Vanguard Fiduciary Trust Company Short-Term Bond Trust (the “Trust”) is an investment company and was established by a Declaration of Trust dated September 23, 2004, and most recently amended effective November 1, 2011, to provide a collective investment trust for eligible tax-exempt entities (see "Federal Income Taxes" below).

A. The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. Such policies are in accordance with the Declaration of Trust and in conformity with generally accepted accounting principles for U.S. investment companies.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the Trust's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by Vanguard Fiduciary Trust Company (the "Trustee") to represent fair value.

2. Futures Contracts: The Trust uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Trust and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the Trust trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the Trust's performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2014, the Trust's average investment in long and short futures contracts represented 16% and 10% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Swap Contracts: The Trust invests in credit default swaps to adjust the overall credit risk of the Trust or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The Trust may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The Trust may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic

21

Vanguard Fiduciary Trust Company - Short-Term Bond Trust

payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The Trust enters into interest rate swap transactions to adjust the Trust's sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Schedule of Investments. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the Trust under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the Trust (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the Trust) will be significantly less than the amount paid by the Trust and, in a physically settled swap, the Trust may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the Trust. The Trust's maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The Trust mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the Trust may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the Trust under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the Trust's net assets decline below a certain level, triggering a payment by the Trust is if the Trust is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the Trust has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The Trust also enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the Trust's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the Trust trades with a diverse group of pre-qualified

22

Vanguard Fiduciary Trust Company - Short-Term Bond Trust

executing brokers; monitors the financial strength of its clearing brokers, executing brokers and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended September 30, 2014, the Trust's average amounts of credit protection sold and credit protection purchased each represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average total amount of interest rate swaps represented 8% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The Trust is qualified for the collective investment of funds of tax-exempt pension, stock bonus, and profit-sharing trusts under Section 401(a) of the Internal Revenue Code (the "Code") and governmental plans or units under Section 818(a)(6) of the Code and is exempt from federal income taxation under Section 501(a) of the Code. Net investment income and realized net gains are not required to be distributed to unitholders and are instead retained by the Trust. Management has reviewed the tax-exempt status of the Trust and has concluded that no provision for federal income tax is required in the financial statements.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Vanguard Fiduciary Trust Company is Trustee and administrator for the Trust. Unitholders pay fees directly to the Trustee. No trustee fees are accrued or paid by the Trust directly to the Trustee. Trustee fees are addressed under separate agreements with the unitholders.

C. Various inputs may be used to determine the value of the Trust's investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the Trust's own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the Trust's investments as of September 30, 2014, based on the inputs used to value them:

		Level 1	Level 2	Level 3
Investments		($000)	($000)	($000)
U.S. Government and Agency Obligations		—	3,901,214	—
Asset-Backed/Commercial Mortgage-Backed
Securities		—	2,524,196	618
Corporate Bonds		—	2,566,851	18,055
Sovereign Bonds		—	1,242,809	—
Taxable Municipal Bonds		—	42,299	—
Temporary Cash Investments		107,849	—	—
Futures Contracts—Assets[1]		681	—	—
Futures Contracts—Liabilities[1]		(364)	—	—
Swap Contracts—Assets		41 [1]	1	—
Swap Contracts—Liabilities	(24)	[1]	(36)	—
Total		108,183	10,277,334	18,673
1 Represents variation margin on the last day of the reporting period.

23

Vanguard Fiduciary Trust Company - Short-Term Bond Trust

D. At September 30, 2014, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate	Credit
Statement of Assets and Liabilities	Contracts	Contracts	Total
Caption	($000)	($000)	($000)
Other Assets	723	—	723
Liabilities	(388)	(36)	(424)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2014, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(21,716)	—	(21,716)
Swap Contracts	929	145	1,074
Realized Net Gain (Loss) on Derivatives	(20,787)	145	(20,642)

Change in Unrealized Appreciation
(Depreciation) on Derivatives
Futures Contracts	6,774	—	6,774
Swap Contracts	64	(54)	10
Change in Unrealized Appreciation	6,838	(54)	6,784
(Depreciation) on Derivatives

At September 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value Long	Appreciation
Futures Contracts	Expiration	Contracts	(Short) (Depreciation)
2-Year U.S. Treasury Note	December 2014	8,217	1,798,239	(446)
5-Year U.S. Treasury Note	December 2014	(7,435)	(879,247)	1,738
10-Year U.S. Treasury Note	December 2014	(1,365)	(170,134)	107
30-Year U.S. Treasury Bond	December 2014	(217)	(29,926)	272
Ultra Long U.S. Treasury Bond	December 2014	34	5,185	(38)
				1,633

24

Vanguard Fiduciary Trust Company - Short-Term Bond Trust

At September 30, 2014, the Trust had the following open swap contracts:

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date Counterparty[1]		($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating

Republic of Chile/Aa3	6/20/19	BOANA	15,000	(190)	1.000	(4)

Credit Protection Purchased
El Du Pont De Nemours & Co.	9/20/18	BARC	875	17	(1.000)	(8)
El Du Pont De Nemours & Co.	9/20/18	BNPSW	875	17	(1.000)	(8)
El Du Pont De Nemours & Co.	9/20/18	DBAG	875	17	(1.000)	(8)
El Du Pont De Nemours & Co.	9/20/18	GSCM	875	17	(1.000)	(8)
			3,500			(32)
						(36)

The notional amount represents the maximum potential amount the trust could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1	BARC—Barclays Bank plc. BNPSW—BNP Paribas.
BOANA—Bank of America, N.A. DBAG—Deutsche Bank AG. GSCM—Goldman Sachs Bank USA.

Centrally Cleared Interest Rate Swaps
			Fixed Interest			Unrealized
		Notional	Rate Received	Floating Interest		Appreciation
Termination		Amount	(Paid)	Rate Received		(Depreciation)
Date	Clearinghouse[1]	($000)	(%)	(Paid) (%)		($000)
11/7/14	CME	45,914	0.285	(0.156)	2	(15)
11/7/14	CME	45,914	0.285	(0.156)	2	(15)
11/17/14	CME	18,533	2.347	(0.154)	2	(110)
4/15/15	CME	15,339	0.232	(0.154)	2	1
4/15/15	CME	137,741	0.218	(0.154)	2	42
9/15/15	CME	68,866	0.302	(0.154)	2	(10)
9/15/15	CME	6,140	0.302	(0.154)	2	(4)
11/7/15	CME	15,350	0.374	(0.156)	2	7

25

Vanguard Fiduciary Trust Company - Short-Term Bond Trust

11/7/15	CME	12,278	0.375	(0.156)	2	6
12/15/15	CME	137,749	0.327	(0.154)	2	(39)
2/7/16	CME	4,617	0.485	(0.156)	2	(1)
2/16/16	LCH	9,191	0.370	(0.154)	2	(2)
3/15/16	CME	45,916	0.364	(0.154)	2	(19)
4/15/16	CME	53,608	0.722	(0.154)	2	147
6/15/16	CME	44,420	0.704	(0.154)	2	69
9/15/16	CME	36,721	0.701	(0.154)	2	(1)
10/17/16	LCH	55,102	0.581	(0.154)	2	(187)
9/7/17	CME	6,080	(0.685)	0.156	2	2
9/7/18	CME	27,593	(0.907)	0.156	2	54
9/15/18	CME	3,093	1.544	(0.154)	2	(7)
12/15/18	CME	68,881	(1.470)	0.154	2	428
						346

1	CME—Chicago Mercantile Exchange. LCH—London Clearing House.
2	Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Over-the-Counter Interest Rate Swaps

			Fixed Interest	Floating Interest		Unrealized
		Notional	Rate Received	Rate Received		Appreciation
Termination		Amount	(Paid)	(Paid)		(Depreciation)
Date	Counterparty[1]	($000)	(%)	(%)		($000)

10/14/14	WFC	1,520	1.861	(0.234)	2	1

1	WFC—Wells Fargo Bank N.A.
2	Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

At September 30, 2014, counterparties had deposited in segregated accounts securities with a value of $430,000 in connection with open swap contracts.

E. During the year ended September 30, 2014, the Trust purchased $3,634,417,000 of investment securities and sold $3,227,578,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $21,628,566,000 and $19,935,949,000, respectively. Detailed information on security transactions can be obtained from the Trustee upon request.

26

Vanguard Fiduciary Trust Company - Short-Term Bond Trust

F. Units issued and redeemed were:
	Year Ended September 30,
	2014	2013
	Units	Units
	(000)	(000)
Issued	653,018	129,451
Redeemed	(446,798)	(94,551)
Net Increase (Decrease) in Units Outstanding	206,220	34,900

G. Management has determined that no material events or transactions occurred through November 14, 2013, that would require recognition or disclosure in these financial statements.

27

To the Board of Trustees of Vanguard Fiduciary Trust Company

We have audited the accompanying financial statements of Vanguard Fiduciary Trust Company Short-Term Bond Trust (the “Trust”), which comprise the statement of assets and liabilities, including the schedule of investments as of September 30, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are hereafter collectively referred to as "financial statements".

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Trust’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vanguard Fiduciary Trust Company Short-Term Bond Trust at September 30, 2014, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in accordance with accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103-7042 T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

28

Vanguard® Fiduciary Trust Company Short-Term Bond Trust

Financial Statements September 30, 2013

Vanguard Fiduciary Trust Company - Short-Term Bond Trust

Statement of Assets and Liabilities
As of September 30, 2013

Amount
($000)
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $7,366,508)	7,393,000
Affiliated Vanguard Funds (Cost $110,810)	110,810
Total Investments in Securities (Cost $7,477,318)	7,503,810
Accrued Income Receivable	25,643
Other Assets	7,074
Total Assets	7,536,527
Liabilities
Payables for Investment Securities Purchased	85,086
Other Liabilities	2,360
Total Liabilities	87,446
Net Assets	7,449,081

At September 30, 2013, net assets consisted of:
Paid-in Capital	6,411,111
Accumulated Net Investment Income	857,567
Accumulated Net Realized Gains	158,751
Unrealized Appreciation (Depreciation)
Investment Securities	26,492
Futures Contracts	(5,141)
Swap Contracts	301
Net Assets	7,449,081

551,025,485 Units of Beneficial Ownership Outstanding

Net Asset Value Per Unit (Net Assets Divided by Units Outstanding)	$13.52

See accompanying Notes, which are an integral part of the Financial Statements.

	Vanguard Fiduciary Trust Company - Short-Term Bond Trust
	Schedule of Investments
	September 30, 2013

					Face		Market
				Maturity	Amount	Cost	Value•
			Coupon	Date	($000)	($000)	($000)

	U.S. Government and Agency Obligations (30.2%)
	U.S. Government Securities (3.4%)
		United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	80,935	82,975	84,280
		United States Treasury Note/Bond	1.250%	8/31/15	101	101	103
		United States Treasury Note/Bond	0.375%	3/15/16	12,000	11,993	11,981
		United States Treasury Note/Bond	2.250%	3/31/16	5,285	5,497	5,522
		United States Treasury Note/Bond	2.000%	4/30/16	4,647	4,818	4,827
	1	United States Treasury Note/Bond	1.750%	5/31/16	8,000	8,250	8,258
		United States Treasury Note/Bond	0.875%	9/15/16	110,750	110,952	111,581
	*	United States Treasury Note/Bond	1.000%	9/30/16	11,000	11,146	11,117
		United States Treasury Note/Bond	0.625%	4/30/18	10,650	10,337	10,354
		United States Treasury Note/Bond	1.375%	9/30/18	3,250	3,240	3,248
						249,309	251,271
	Agency Bonds and Notes (26.8%)
	2	Federal Home Loan Banks	2.375%	3/14/14	8,000	8,071	8,080
	2,3	Federal Home Loan Banks	0.375%	6/12/14	92,000	91,984	92,151
	2	Federal Home Loan Banks	2.500%	6/13/14	16,000	16,233	16,264
	2	Federal Home Loan Banks	0.250%	1/16/15	118,500	118,431	118,605
	2	Federal Home Loan Banks	0.250%	2/20/15	100,000	99,940	100,054
	2	Federal Home Loan Banks	0.375%	8/28/15	79,000	78,997	79,036
	4	Federal Home Loan Mortgage Corp.	2.500%	4/23/14	52,750	53,413	53,439
	4	Federal Home Loan Mortgage Corp.	1.000%	7/30/14	64,500	64,845	64,939
	4	Federal Home Loan Mortgage Corp.	1.000%	8/27/14	58,000	58,317	58,436
	4	Federal Home Loan Mortgage Corp.	0.375%	8/28/14	48,000	48,011	48,090
	4	Federal Home Loan Mortgage Corp.	0.750%	11/25/14	48,600	48,769	48,885
	4	Federal Home Loan Mortgage Corp.	0.625%	12/29/14	108,750	109,129	109,284
	4	Federal Home Loan Mortgage Corp.	0.500%	5/13/16	85,000	84,630	84,804
	4	Federal Home Loan Mortgage Corp.	0.875%	10/14/16	125,000	124,831	125,324
	4	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	37,000	36,817	37,052
	4	Federal National Mortgage Assn.	1.125%	6/27/14	77,250	77,560	77,812
	4	Federal National Mortgage Assn.	0.875%	8/28/14	98,250	98,629	98,879
	4	Federal National Mortgage Assn.	0.750%	12/19/14	55,000	55,287	55,348
	4	Federal National Mortgage Assn.	0.500%	7/2/15	86,100	86,327	86,400
	4	Federal National Mortgage Assn.	0.500%	9/28/15	186,500	186,841	186,905
	4	Federal National Mortgage Assn.	1.625%	10/26/15	69,750	71,393	71,508
	4	Federal National Mortgage Assn.	0.375%	12/21/15	48,000	48,011	47,920
	4	Federal National Mortgage Assn.	5.000%	3/15/16	52,000	57,470	57,635
	4	Federal National Mortgage Assn.	0.500%	3/30/16	142,000	141,798	141,821
	4,5	Federal National Mortgage Assn.	1.000%	3/20/17	31,000	31,047	30,911
	4	Federal National Mortgage Assn.	0.875%	8/28/17	24,250	23,876	23,979
	4	Federal National Mortgage Assn.	0.875%	12/20/17	4,000	3,949	3,928
	4	Federal National Mortgage Assn.	1.625%	11/27/18	70,750	70,479	70,543
						1,995,085	1,998,032
	Conventional Mortgage-Backed Securities (0.0%)
	4,5	Freddie Mac Gold Pool	6.000%	4/1/28	29	32	31

	Total U.S. Government and Agency Obligations					2,244,426	2,249,334

Asset	-Backed/Commercial Mortgage-Backed Securities (29.0%)
	5	AEP Texas Central Transition Funding III LLC 2012-1	0.880%	12/1/18	28,067	28,067	27,904
	5	Ally Auto Receivables Trust 2010-2	2.090%	5/15/15	1,472	1,472	1,482
	5	Ally Auto Receivables Trust 2010-4	1.350%	12/15/15	13,108	13,108	13,186
	5	Ally Auto Receivables Trust 2011-1	2.230%	3/15/16	3,232	3,232	3,270
	5	Ally Auto Receivables Trust 2011-3	1.610%	5/16/16	22,000	21,998	22,219
	5	Ally Auto Receivables Trust 2011-4	1.140%	6/15/16	34,000	33,997	34,215
	5	Ally Auto Receivables Trust 2012-1	1.210%	7/15/16	9,000	8,999	9,058
	5	Ally Auto Receivables Trust 2012-SN1	0.700%	12/21/15	2,950	2,950	2,952
	5	Ally Auto Receivables Trust 2013-SN1	0.900%	5/22/17	7,000	6,999	6,993
	5,6	Ally Master Owner Trust Series 2010-2	4.250%	4/15/17	265	266	279
	5,7	Ally Master Owner Trust Series 2010-4	1.252%	8/15/17	24,750	24,750	24,997
	5	Ally Master Owner Trust Series 2012-1	1.440%	2/15/17	15,000	14,999	15,128

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2013

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
5	Ally Master Owner Trust Series 2012-3	1.210%	6/15/17	15,300	15,299	15,383
5	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	20,000	19,995	19,764
5,7	American Express Credit Account Secured Note Trust
	2012-1	0.452%	1/15/20	12,500	12,500	12,485
5,7	American Express Credit Account Secured Note Trust
	2012-4	0.422%	5/15/20	25,000	25,000	24,916
5,7	American Express Credit Account Secured Note Trust
	2013-1	0.602%	2/16/21	25,000	25,000	24,998
5,7	American Express Issuance Trust II 2013-1	0.462%	2/15/19	35,000	35,000	34,963
5,7	American Express Issuance Trust II 2013-2	0.610%	8/15/19	9,945	9,945	9,944
5,6	Americold 2010 LLC Trust Series 2010-ART	4.954%	1/14/29	2,300	2,300	2,462
5	AmeriCredit Automobile Receivables Trust 2012-1	1.230%	9/8/16	10,000	9,999	10,044
5	AmeriCredit Automobile Receivables Trust 2012-2	1.050%	10/11/16	7,000	7,000	7,019
5,6,7	Arkle Master Issuer plc Series 2010-1	1.513%	5/17/60	9,500	9,500	9,616
5,6,7	Arran Residential Mortgages Funding 2010-1 plc	1.663%	5/16/47	1,682	1,682	1,703
5,6,7	Arran Residential Mortgages Funding 2011-1 plc	1.713%	11/19/47	4,294	4,294	4,352
6	Australia & New Zealand Banking Group Ltd.	2.400%	11/23/16	3,800	3,766	3,944
5,7	BA Credit Card Trust 2007-A4	0.222%	11/15/19	8,510	8,212	8,408
5,6,7	Bank of America Student Loan Trust 2010-1A	1.066%	2/25/43	4,899	4,899	4,937
5,6	Bank of Montreal	1.950%	1/30/18	3,040	3,036	3,119
6	Bank of Nova Scotia	2.150%	8/3/16	8,260	8,320	8,546
6	Bank of Nova Scotia	1.950%	1/30/17	7,325	7,403	7,517
6	Bank of Nova Scotia	1.750%	3/22/17	18,800	18,891	19,154
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.898%	6/11/40	700	786	789
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-TOP28	5.710%	9/11/42	2,097	2,381	2,384
5,6,7	BMW Floorplan Master Owner Trust 2012-1A	0.582%	9/15/17	24,000	24,000	24,003
5	BMW Vehicle Lease Trust 2013-1	0.660%	6/20/16	18,500	18,498	18,486
5	BMW Vehicle Owner Trust 2011-A	1.030%	2/26/18	18,000	17,999	18,091
5,7	Brazos Higher Education Authority Inc. Series 2005-3	0.451%	6/25/26	1,570	1,466	1,468
5,7	Brazos Higher Education Authority Inc. Series 2010-1	1.162%	5/25/29	7,281	7,266	7,405
5,7	Brazos Higher Education Authority Inc. Series 2011-1	1.062%	2/25/30	7,200	7,116	7,253
5	Capital Auto Receivables Asset Trust 2013-1	1.300%	2/18/20	7,700	7,698	7,730
5,7	Capital One Multi-asset Execution Trust 2007-A2	0.262%	12/16/19	33,425	32,218	33,128
5,7	Capital One Multi-asset Execution Trust 2007-A5	0.222%	7/15/20	25,360	24,623	24,967
5,6,7	Cards II Trust 2012-4A	0.632%	9/15/17	7,000	7,000	7,010
5	CarMax Auto Owner Trust 2010-2	2.040%	10/15/15	1,753	1,753	1,767
5	CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	4,800	4,799	4,775
5	CD 2007-CD4 Commercial Mortgage Trust	5.205%	12/11/49	44	42	44
5	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	9,000	9,000	9,043
5,6	CFCRE Commercial Mortgage Trust 2011-C2	5.745%	12/15/47	920	1,072	1,016
5,7	Chase Issuance Trust 2012-A10	0.442%	12/16/19	36,000	36,000	35,860
5,7	Chase Issuance Trust 2012-A2	0.452%	5/15/19	30,000	30,000	29,920
5	Chase Issuance Trust 2012-A3	0.790%	6/15/17	8,550	8,549	8,579
5,7	Chase Issuance Trust 2013-A6	0.602%	7/15/20	15,000	15,000	15,006
5,6	CIT Equipment Collateral 2012-VT1	1.100%	8/22/16	14,000	13,999	14,044
5,7	Citibank Credit Card Issuance Trust 2006-A7	0.314%	12/17/18	7,300	7,150	7,234
5,7	Citibank Credit Card Issuance Trust 2006-A8	0.308%	12/17/18	3,800	3,749	3,762
5,7	Citibank Credit Card Issuance Trust 2008-A2	1.329%	1/23/20	33,000	33,970	34,079
5,7	Citibank Credit Card Issuance Trust 2013-A2	0.460%	5/26/20	33,000	33,000	32,783
5,6	Citibank Omni Master Trust 2009-A13	5.350%	8/15/18	16,930	16,961	17,615
5,6,7	Citibank Omni Master Trust 2009-A14A	2.932%	8/15/18	58,335	60,587	59,538
5,6	Citibank Omni Master Trust 2009-A17	4.900%	11/15/18	16,700	17,389	17,485
5	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	575	583	634
5	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	950	965	911
5,6	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	200	204	197
5	Citigroup Commercial Mortgage Trust 2013-GC11	1.987%	4/10/46	5,000	4,970	4,983
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	900	926	859
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	1,200	1,236	1,236
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	270	278	278
5	CNH Equipment Trust 2010-C	1.750%	5/16/16	5,518	5,518	5,563

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2013

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
5	CNH Equipment Trust 2011-B	1.290%	9/15/17	14,000	13,998	14,104
5	COBALT CMBS Commercial Mortgage Trust 2007-C2	5.484%	4/15/47	4,498	4,854	5,005
5	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	3,525	3,887	3,891
5	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	6,600	7,316	7,267
5	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	300	307	291
5	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	400	409	398
5	COMM 2012-CCRE3 Mortgage Trust	2.822%	11/15/45	1,070	1,089	1,009
5	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	700	712	659
5	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	220	225	205
5	COMM 2013-CCRE9 Mortgage Trust	4.380%	7/10/45	2,500	2,574	2,619
5,6	COMM 2013-CCRE9 Mortgage Trust	4.404%	7/10/45	2,000	1,995	2,048
5	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	600	612	568
5	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	1,170	1,205	1,205
5,6	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	390	402	402
5,6	COMM 2013-SFS Mortgage Trust	3.086%	4/12/35	1,000	994	933
6	Commonwealth Bank of Australia	2.250%	3/16/17	12,000	12,081	12,357
5,7	Discover Card Execution Note Trust 2010-A2	0.762%	3/15/18	3,000	3,000	3,020
5,7	Discover Card Execution Note Trust 2012-A4	0.552%	11/15/19	29,000	29,000	29,049
5	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	36,000	35,998	34,795
5,7	Discover Card Execution Note Trust 2013-A1	0.482%	8/17/20	32,000	32,000	31,817
6	DNB Boligkreditt AS	1.450%	3/21/18	6,000	5,988	5,912
5	Dryrock Issuance Trust Series 2012-2	0.640%	8/15/18	3,150	3,150	3,139
5,6	Enterprise Fleet Financing LLC Series 2011-2	1.900%	10/20/16	15,000	14,999	15,149
5,6	Enterprise Fleet Financing LLC Series 2011-3	2.100%	5/20/17	1,386	1,386	1,398
5,6	Enterprise Fleet Financing LLC Series 2012-2	0.720%	4/20/18	7,189	7,189	7,189
5,6	Enterprise Fleet Financing LLC Series 2012-2	0.930%	4/20/18	2,650	2,650	2,633
5,6	Enterprise Fleet Financing LLC Series 2013-2	1.510%	3/20/19	5,800	5,800	5,828
5	Ford Credit Auto Lease Trust 2012-A	1.030%	4/15/15	4,400	4,400	4,417
5	Ford Credit Auto Lease Trust 2013-A	0.780%	4/15/16	7,000	7,000	6,979
5	Ford Credit Auto Owner Trust 2012-A	1.150%	6/15/17	10,000	9,998	10,078
5,6,7	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	1.882%	2/15/17	28,700	29,191	29,201
5,6	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	4.200%	2/15/17	6,800	6,861	7,113
5	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	5,500	5,499	5,599
5	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.490%	9/15/19	32,000	31,989	31,871
5,7	GE Capital Credit Card Master Note Trust Series 2011-2	0.662%	5/15/19	20,000	20,000	20,046
5	GE Capital Credit Card Master Note Trust Series 2012-2	2.220%	1/15/22	16,000	15,995	16,047
5	GE Capital Credit Card Master Note Trust Series 2012-6	1.360%	8/17/20	6,800	6,798	6,733
5	GE Commercial Mortgage Corp. Series 2005-C1 Trust	4.578%	6/10/48	833	810	842
5,7	GE Dealer Floorplan Master Note Trust Series 2011-1	0.780%	7/20/16	15,000	15,000	15,040
5,7	GE Dealer Floorplan Master Note Trust Series 2012-1	0.750%	2/20/17	12,000	12,000	12,030
5,7	GE Dealer Floorplan Master Note Trust Series 2012-2	0.930%	4/22/19	2,000	2,000	2,015
5,7	GE Dealer Floorplan Master Note Trust Series 2012-4	0.620%	10/20/17	6,400	6,400	6,400
5	GMAC Commercial Mortgage Securities Inc. Series
	2004-C3 Trust	4.547%	12/10/41	211	210	211
5,6	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	29,000	28,998	29,430
5,6,7	Golden Credit Card Trust 2012-3A	0.632%	7/17/17	17,000	17,000	17,023
5,6,7	Golden Credit Card Trust 2013-1A	0.432%	2/15/18	15,000	15,000	14,949
5,6	Great America Leasing Receivables 2011-1	2.340%	4/15/16	1,812	1,812	1,827
5,6	Great America Leasing Receivables 2013-1	1.160%	5/15/18	4,000	4,000	3,998
5	GS Mortgage Securities Trust 2006-GG6	5.506%	4/10/38	1,541	1,560	1,541
5	GS Mortgage Securities Trust 2006-GG8	5.560%	11/10/39	2,725	2,837	3,002
5,6	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	100	112	108
5	GS Mortgage Securities Trust 2013-GC13	4.176%	7/10/46	2,305	2,372	2,389
5	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	2,585	2,608	2,470
5	Harley-Davidson Motorcycle Trust 2010-1	1.530%	9/15/15	1,414	1,414	1,417

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2013

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
5	Harley-Davidson Motorcycle Trust 2011-1	1.310%	3/15/17	18,000	17,999	18,130
5	Harley-Davidson Motorcycle Trust 2013-1	0.870%	7/15/19	6,200	6,199	6,153
5,6,7	Holmes Master Issuer plc 2011-1A	1.618%	10/15/54	21,133	21,026	21,220
5	Honda Auto Receivables 2013-3 Owner Trust	1.130%	9/16/19	26,000	25,996	26,020
5,6	Hyundai Auto Lease Securitization Trust 2011-A	1.120%	11/15/16	11,400	11,400	11,417
5,6	Hyundai Auto Lease Securitization Trust 2012-A	1.050%	4/17/17	4,800	4,800	4,818
5,6	Hyundai Auto Lease Securitization Trust 2013-A	0.660%	6/15/16	10,500	10,499	10,491
5,6	Hyundai Auto Lease Securitization Trust 2013-A	0.770%	10/17/16	4,900	4,900	4,892
5,6	Hyundai Auto Lease Securitization Trust 2013-B	1.170%	8/15/17	8,250	8,250	8,263
5	Hyundai Auto Receivables Trust 2009-A	3.150%	3/15/16	3,754	3,757	3,762
5	Hyundai Auto Receivables Trust 2011-C	1.300%	2/15/18	15,000	14,998	15,130
5	Hyundai Auto Receivables Trust 2013-B	1.010%	2/15/19	14,000	13,996	13,959
5,6,7	Hyundai Floorplan Master Owner Trust Series 2013-1	0.532%	5/15/18	10,685	10,657	10,673
7	Illinois Student Assistance Commission Series 2010-1	1.316%	4/25/22	4,829	4,829	4,859
5,6	Irvine Core Office Trust 2013-IRV	2.068%	5/15/48	972	981	945
5,6	Irvine Core Office Trust 2013-IRV	3.279%	5/15/48	2,000	2,037	1,883
5	John Deere Owner Trust 2012	0.990%	6/15/18	20,000	19,997	20,047
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP6	5.471%	4/15/43	3,540	3,859	3,869
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP10	5.439%	1/15/49	2,227	2,482	2,477
5,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	150	151	164
5,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	375	365	395
5,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	615	599	649
5,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	2,760	2,778	2,986
5,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	3,660	3,959	3,980
5,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.492%	8/15/46	400	466	449
5,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-RR1	4.717%	3/16/46	3,820	3,714	4,032
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	250	256	236
5,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	400	410	385
5,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	500	507	480
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	3.994%	1/15/46	2,500	2,525	2,557
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	1.855%	4/15/46	5,000	4,934	4,946
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	709	729	668
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	2,000	2,058	1,993
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.163%	7/15/45	1,100	1,132	1,106
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.019%	8/15/46	240	247	248
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	240	247	248
5,6,7	Lanark Master Issuer plc 2012-2A	1.662%	12/22/54	4,595	4,594	4,668
5,6,7	Lanark Master Issuer plc 2013-1A	0.762%	12/22/54	22,000	22,000	21,875
5	LB-UBS Commercial Mortgage Trust 2006-C3	5.641%	3/15/39	4,641	5,068	5,062
5	LB-UBS Commercial Mortgage Trust 2006-C6	5.342%	9/15/39	2,734	2,987	2,953
5,6	M&T Bank Auto Receivables Trust 2013-1	1.570%	8/15/18	9,370	9,369	9,462
5,6	Macquarie Equipment Funding Trust 2011-A	1.910%	4/20/17	3,014	3,028	3,025
5,6	Macquarie Equipment Funding Trust 2012-A	0.850%	10/22/18	3,200	3,200	3,185

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2013

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
5,7	MBNA Credit Card Master Note Trust 2004-A3	0.442%	8/16/21	3,130	3,117	3,094
5,6	Mercedes-Benz Auto Lease Trust 2011-B	1.240%	7/17/17	1,750	1,750	1,755
5,6	Mercedes-Benz Master Owner Trust 2012-A	0.790%	11/15/17	15,000	14,997	14,991
5	Merrill Lynch Mortgage Trust 2006-C2	5.739%	8/12/43	572	630	633
5	ML-CFC Commercial Mortgage Trust 2006-2	6.084%	6/12/46	2,036	2,248	2,252
5	ML-CFC Commercial Mortgage Trust 2007-9	5.590%	9/12/49	1,881	1,847	1,880
5,6	MMAF Equipment Finance LLC 2009-A	3.510%	1/15/30	742	767	760
5,6	MMAF Equipment Finance LLC 2011-A	2.100%	7/15/17	9,000	8,999	9,147
5,6	MMAF Equipment Finance LLC 2011-A	3.040%	8/15/28	6,000	5,999	6,252
5,6	MMAF Equipment Finance LLC 2012-A	1.680%	5/11/20	8,100	8,098	8,142
5,6	MMAF Equipment Finance LLC 2012-A	1.980%	6/10/32	3,900	3,899	3,912
5,6	MMAF Equipment Finance LLC 2012-A	2.570%	6/9/33	7,000	7,000	6,997
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	670	681	651
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	200	207	199
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	520	534	491
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.219%	7/15/46	2,500	2,543	2,586
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.085%	8/15/46	700	720	728
5	Morgan Stanley Capital I Trust 2006-HQ9	5.728%	7/12/44	4,519	4,984	4,990
5	Morgan Stanley Capital I Trust 2006-IQ12	5.319%	12/15/43	2,498	2,736	2,740
5	Morgan Stanley Capital I Trust 2006-TOP23	5.918%	8/12/41	74	75	74
5,6	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	920	939	880
5,6,7	Motor 2012 plc	0.679%	2/25/20	7,237	7,237	7,239
5,6	Motor 2012 plc	1.286%	2/25/20	3,100	3,100	3,101
6	National Australia Bank Ltd.	2.000%	6/20/17	7,700	7,846	7,823
6	National Australia Bank Ltd.	1.250%	3/8/18	8,800	8,761	8,587
5	Nissan Auto Lease Trust 2011-A	1.240%	4/17/17	15,000	15,000	15,021
5	Nissan Auto Lease Trust 2013-A	0.740%	10/15/18	5,000	4,999	4,989
5	Nissan Auto Receivables 2012-A Owner Trust	1.000%	7/16/18	31,000	30,994	31,202
5,7	Nissan Master Owner Trust Receivables Series 2012-A	0.652%	5/15/17	11,230	11,230	11,244
5,7	Nissan Master Owner Trust Receivables Series 2013-A	0.482%	2/15/18	15,000	15,000	14,949
6	Norddeutsche Landesbank Girozentrale	0.875%	10/16/15	2,100	2,096	2,105
7	North Carolina State Education Assistance Authority
	2011-1	1.166%	1/26/26	4,800	4,788	4,825
5,7	North Carolina State Education Assistance Authority
	2011-2	1.066%	7/25/25	6,450	6,450	6,471
5,6	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	775	846	848
	Royal Bank of Canada	1.200%	9/19/18	12,725	12,610	12,591
5,6,7	Silverstone Master Issuer plc 2010-1A	1.766%	1/21/55	5,670	5,670	5,782
5,6,7	Silverstone Master Issuer plc 2012-1A	1.816%	1/21/55	15,000	15,000	15,243
5,7	SLM Student Loan Trust 2003-14	0.496%	1/25/23	21,112	20,688	20,966
5,7	SLM Student Loan Trust 2004-3	0.436%	7/25/23	10,587	10,413	10,481
5,7	SLM Student Loan Trust 2005-5	0.366%	4/25/25	10,225	9,917	10,163
5,7	SLM Student Loan Trust 2005-6	0.376%	7/27/26	6,447	6,246	6,406
5,7	SLM Student Loan Trust 2006-5	0.376%	1/25/27	5,000	4,722	4,817
5,7	SLM Student Loan Trust 2007-1	0.356%	1/26/26	6,850	6,404	6,597
5,7	SLM Student Loan Trust 2012-1	1.129%	9/25/28	7,800	7,910	7,926
5,7	SLM Student Loan Trust 2012-3	0.829%	12/26/25	5,717	5,722	5,754
5,7	SLM Student Loan Trust 2012-6	0.459%	9/25/19	8,940	8,940	8,769
5,7	SLM Student Loan Trust 2012-7	0.459%	9/25/19	5,000	4,966	4,975
5,7	SLM Student Loan Trust 2013-3	0.479%	5/26/20	23,905	23,836	23,790
5,7	SLM Student Loan Trust 2013-3	0.679%	4/26/27	18,000	17,883	17,731
5,7	SLM Student Loan Trust 2013-5	0.827%	10/25/27	8,990	8,930	8,931
5,6,7	SMART ABS Series 2010-1US Trust	1.682%	12/14/15	3,075	3,075	3,093
5,6,7	SMART ABS Series 2011-1US Trust	1.032%	10/14/14	66	66	66
5,6	SMART ABS Series 2011-1US Trust	1.770%	10/14/14	198	198	198
5,6	SMART ABS Series 2011-1US Trust	2.520%	11/14/16	2,000	2,000	2,027
5,6	SMART ABS Series 2011-2US Trust	2.310%	4/14/17	12,500	12,499	12,718

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2013

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
5	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	6,500	6,500	6,473
5	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	2,300	2,299	2,256
5	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	4,550	4,549	4,455
5,7	South Carolina Student Loan Corp. Revenue 2010-1	1.266%	7/25/25	5,300	5,275	5,359
6	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	2,800	2,778	2,716
6	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	6,050	6,010	5,763
6	Swedbank Hypotek AB	1.375%	3/28/18	3,455	3,358	3,397
5	Toyota Auto Receivables 2011-B Owner Trust	0.940%	11/15/16	22,400	22,399	22,512
5	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	110	118	113
5,6	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	1,400	1,424	1,355
5	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	560	573	526
5,6	VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	1,900	1,927	1,785
5	Volkswagen Auto Lease Trust 2012-A	1.060%	5/22/17	4,300	4,300	4,322
5	Volkswagen Auto Loan Enhanced Trust 2012-1	1.150%	7/20/18	16,000	16,000	16,152
5,6,7	Volkswagen Credit Auto Master Owner Trust 2011-1A	0.860%	9/20/16	30,000	30,000	30,084
5,6	Volvo Financial Equipment LLC Series 2012-1	0.910%	8/17/15	15,112	15,112	15,139
5	Wachovia Bank Commercial Mortgage Trust Series
	2006-C29	5.297%	11/15/48	2,556	2,814	2,827
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	450	461	427
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	150	154	146
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	290	294	302
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	2,000	2,060	2,071
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.440%	7/15/46	350	353	359
6	Westpac Banking Corp.	1.375%	7/17/15	10,660	10,658	10,805
6	Westpac Banking Corp.	2.450%	11/28/16	5,200	5,163	5,406
6	Westpac Banking Corp.	1.250%	12/14/18	4,200	4,208	4,121
5,6	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	860	973	917
5	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	900	916	892
5	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	410	418	417
5	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	850	865	814
5	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	2,450	2,319	2,312
5	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	250	256	240
5	WFRBS Commercial Mortgage Trust 2013-C15	2.900%	8/15/46	120	123	124
5	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	330	340	341
5,6	Wheels SPV LLC 2012-1	1.190%	3/20/21	6,029	6,028	6,056
5	World Financial Network Credit Card Master Note Trust
	Series 2012-D	2.150%	4/17/23	22,000	21,374	21,422
5	World Financial Network Credit Card Master Note Trust
	Series 2013-A	1.610%	12/15/21	5,630	5,630	5,519
5	World Omni Automobile Lease Securitization Trust
	2011-A	1.780%	9/15/16	6,000	6,000	6,043
5	World Omni Automobile Lease Securitization Trust
	2013-A	1.400%	2/15/19	8,990	8,989	9,039
5,6,7	World Omni Master Owner Trust 2013-1	0.532%	2/15/18	13,375	13,351	13,354

Total Asset-Backed/Commercial Mortgage-Backed Securities					2,156,479	2,162,251

Corporate Bonds (27.7%)
Finance (15.2%)
	Banking (12.7%)
	American Express Centurion Bank	0.875%	11/13/15	5,000	4,999	4,994
	American Express Credit Corp.	1.750%	6/12/15	5,000	5,007	5,087
	American Express Credit Corp.	2.750%	9/15/15	3,370	3,459	3,502
	American Express Credit Corp.	2.800%	9/19/16	9,500	9,946	9,942
	Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	7,500	7,509	7,494
6	Australia & New Zealand Banking Group Ltd.	3.250%	3/1/16	9,500	9,919	9,950
	Bank of Montreal	0.800%	11/6/15	15,500	15,487	15,503
	Bank of Montreal	2.500%	1/11/17	11,050	11,399	11,425
	Bank of Montreal	2.375%	1/25/19	3,000	2,999	3,005
	Bank of New York Mellon Corp.	3.100%	1/15/15	4,675	4,782	4,824
	Bank of New York Mellon Corp.	0.700%	10/23/15	5,000	4,996	4,991
	Bank of Nova Scotia	3.400%	1/22/15	10,733	11,049	11,132

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2013

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
Bank of Nova Scotia	0.750%	10/9/15	5,900	5,900	5,901
Bank of Nova Scotia	2.900%	3/29/16	4,100	4,215	4,282
Bank of Nova Scotia	1.375%	7/15/16	20,000	19,983	20,225
Bear Stearns Cos. LLC	5.700%	11/15/14	11,000	11,419	11,612
BNP Paribas SA	3.250%	3/11/15	10,500	10,540	10,863
BNP Paribas SA	3.600%	2/23/16	11,909	12,476	12,584
BNP Paribas SA	2.375%	9/14/17	7,750	7,799	7,873
Canadian Imperial Bank of Commerce	1.350%	7/18/16	6,000	5,997	6,048
Comerica Bank	5.700%	6/1/14	9,000	9,208	9,302
Comerica Inc.	3.000%	9/16/15	4,381	4,570	4,567
Commonwealth Bank of Australia	1.950%	3/16/15	8,300	8,298	8,463
Commonwealth Bank of Australia	1.250%	9/18/15	11,000	11,035	11,109
6 Commonwealth Bank of Australia	3.250%	3/17/16	8,500	8,744	8,942
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	15,300	16,107	16,287
Credit Suisse	3.500%	3/23/15	9,900	10,128	10,316
Credit Suisse USA Inc.	4.875%	1/15/15	7,125	7,404	7,522
Credit Suisse USA Inc.	5.125%	8/15/15	9,000	9,610	9,723
Deutsche Bank AG	3.250%	1/11/16	5,500	5,774	5,769
Goldman Sachs Group Inc.	5.000%	10/1/14	6,064	6,129	6,313
Goldman Sachs Group Inc.	5.500%	11/15/14	10,000	10,250	10,519
Goldman Sachs Group Inc.	5.125%	1/15/15	22,700	23,495	23,873
Goldman Sachs Group Inc.	3.300%	5/3/15	40,000	40,817	41,371
Goldman Sachs Group Inc.	3.700%	8/1/15	20,342	21,122	21,236
Goldman Sachs Group Inc.	5.350%	1/15/16	19,005	20,585	20,723
Goldman Sachs Group Inc.	3.625%	2/7/16	40,206	42,109	42,293
HSBC USA Inc.	2.375%	2/13/15	12,760	12,793	13,049
6 ING Bank NV	1.375%	3/7/16	5,000	4,980	4,980
JPMorgan Chase & Co.	4.875%	3/15/14	5,000	5,071	5,098
JPMorgan Chase & Co.	5.125%	9/15/14	11,188	11,413	11,648
JPMorgan Chase & Co.	3.700%	1/20/15	19,000	19,663	19,672
JPMorgan Chase & Co.	4.750%	3/1/15	10,680	11,144	11,288
JPMorgan Chase & Co.	1.875%	3/20/15	30,778	31,114	31,268
JPMorgan Chase & Co.	5.250%	5/1/15	5,000	5,238	5,325
JPMorgan Chase & Co.	3.400%	6/24/15	16,000	16,519	16,661
JPMorgan Chase & Co.	1.100%	10/15/15	20,000	19,994	20,040
JPMorgan Chase & Co.	2.600%	1/15/16	2,500	2,578	2,582
JPMorgan Chase & Co.	1.125%	2/26/16	10,000	9,990	9,990
JPMorgan Chase & Co.	3.450%	3/1/16	31,487	33,184	33,160
JPMorgan Chase & Co.	3.150%	7/5/16	20,000	21,005	21,005
Lloyds Bank plc	4.875%	1/21/16	21,000	22,761	22,697
6 Macquarie Bank Ltd.	2.000%	8/15/16	2,945	2,944	2,953
National Australia Bank Ltd.	2.000%	3/9/15	13,290	13,288	13,559
National Australia Bank Ltd.	1.600%	8/7/15	5,763	5,855	5,851
National Australia Bank Ltd.	1.300%	7/25/16	5,000	4,998	5,025
National Australia Bank Ltd.	2.750%	3/9/17	4,000	4,209	4,152
National Australia Bank Ltd./New York	0.900%	1/20/16	2,500	2,512	2,497
National Bank of Canada	1.500%	6/26/15	6,000	5,991	6,084
6 Nordea Bank AB	1.625%	5/15/18	1,570	1,529	1,530
PNC Bank NA	0.800%	1/28/16	3,000	2,999	2,990
Royal Bank of Canada	0.800%	10/30/15	10,000	10,001	9,998
Royal Bank of Canada	2.625%	12/15/15	5,500	5,630	5,716
Royal Bank of Canada	0.850%	3/8/16	10,000	9,944	9,981
Royal Bank of Canada	2.300%	7/20/16	8,000	8,251	8,273
Royal Bank of Canada	1.450%	9/9/16	7,000	6,992	7,068
Royal Bank of Canada	2.200%	7/27/18	6,000	6,000	6,026
Royal Bank of Scotland plc	3.950%	9/21/15	9,770	9,884	10,240
Royal Bank of Scotland plc	4.375%	3/16/16	15,000	16,112	16,002
6 Societe Generale SA	3.500%	1/15/16	5,378	5,561	5,619
SouthTrust Corp.	5.800%	6/15/14	1,500	1,532	1,552
Sumitomo Mitsui Banking Corp.	1.350%	7/18/15	5,350	5,349	5,400
Svenska Handelsbanken AB	3.125%	7/12/16	4,000	4,207	4,191
6 Swedbank AB	1.750%	3/12/18	3,430	3,376	3,379

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2013

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
UBS AG	3.875%	1/15/15	4,172	4,208	4,342
Union Bank NA	3.000%	6/6/16	8,000	8,311	8,374
Union Bank NA	1.500%	9/26/16	4,285	4,274	4,305
Union Bank NA	2.125%	6/16/17	5,250	5,374	5,285
7 US Bank NA	0.548%	10/14/14	1,520	1,513	1,522
5 US Bank NA	3.778%	4/29/20	2,230	2,318	2,324
Wachovia Bank NA	4.800%	11/1/14	7,150	7,368	7,471
Wachovia Bank NA	4.875%	2/1/15	7,000	7,263	7,374
Wells Fargo & Co.	4.625%	4/15/14	905	915	923
Wells Fargo & Co.	5.000%	11/15/14	3,670	3,772	3,844
Wells Fargo & Co.	1.250%	2/13/15	20,000	20,140	20,168
Wells Fargo & Co.	3.625%	4/15/15	2,000	2,087	2,088
Wells Fargo & Co.	3.676%	6/15/16	4,000	4,269	4,264
Wells Fargo & Co.	1.250%	7/20/16	8,600	8,592	8,598
Wells Fargo Bank NA	4.750%	2/9/15	6,000	6,224	6,313
Wells Fargo Bank NA	0.750%	7/20/15	8,000	7,997	8,014
Westpac Banking Corp.	4.200%	2/27/15	15,500	16,055	16,281
Westpac Banking Corp.	3.000%	8/4/15	12,000	12,351	12,509
Westpac Banking Corp.	1.125%	9/25/15	7,850	7,835	7,914
Westpac Banking Corp.	3.000%	12/9/15	6,000	6,256	6,280
Westpac Banking Corp.	0.950%	1/12/16	12,000	11,991	11,970
Brokerage (0.1%)
Charles Schwab Corp.	0.850%	12/4/15	5,000	5,000	5,000

Finance Companies (2.1%)
General Electric Capital Corp.	4.750%	9/15/14	10,000	10,284	10,417
General Electric Capital Corp.	3.750%	11/14/14	19,250	19,779	19,959
General Electric Capital Corp.	2.150%	1/9/15	5,770	5,834	5,892
General Electric Capital Corp.	4.875%	3/4/15	13,000	13,690	13,763
General Electric Capital Corp.	3.500%	6/29/15	8,240	8,615	8,625
General Electric Capital Corp.	1.625%	7/2/15	41,390	41,864	42,018
General Electric Capital Corp.	4.375%	9/21/15	4,000	4,264	4,271
General Electric Capital Corp.	2.250%	11/9/15	20,000	20,518	20,535
General Electric Capital Corp.	1.000%	12/11/15	6,000	5,996	6,009
General Electric Capital Corp.	1.000%	1/8/16	6,000	5,985	6,006
General Electric Capital Corp.	5.000%	1/8/16	7,657	8,320	8,320
General Electric Capital Corp.	2.950%	5/9/16	7,000	7,354	7,318
Insurance (0.3%)
Berkshire Hathaway Finance Corp.	2.450%	12/15/15	2,675	2,672	2,775
Berkshire Hathaway Inc.	3.200%	2/11/15	925	944	958
Berkshire Hathaway Inc.	1.900%	1/31/17	2,560	2,560	2,615
6 MassMutual Global Funding II	3.125%	4/14/16	2,725	2,724	2,861
6 New York Life Global Funding	1.300%	1/12/15	6,000	6,011	6,053
6 New York Life Global Funding	0.800%	2/12/16	5,000	4,979	4,975
6 New York Life Global Funding	1.300%	10/30/17	2,000	1,997	1,961
6 Principal Life Global Funding II	1.000%	12/11/15	4,000	3,998	4,008
Other Finance (0.0%)
NYSE Euronext	2.000%	10/5/17	1,500	1,528	1,500

Real Estate Investment Trusts (0.0%)
Simon Property Group LP	6.100%	5/1/16	2,685	2,989	2,988

				1,126,894	1,135,104
Industrial (11.0%)
Basic Industry (1.2%)
Air Products & Chemicals Inc.	2.000%	8/2/16	3,740	3,799	3,823
BHP Billiton Finance USA Ltd.	1.125%	11/21/14	7,000	6,995	7,061
BHP Billiton Finance USA Ltd.	1.000%	2/24/15	6,000	5,994	6,045
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	6,661	6,850	6,804
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	3,930	3,994	3,957

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2013

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	1,590	1,790	1,792
EI du Pont de Nemours & Co.	4.750%	3/15/15	3,359	3,562	3,558
EI du Pont de Nemours & Co.	6.000%	7/15/18	6,725	8,075	7,975
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	800	847	839
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	22,749	23,738	23,841
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	2,218	2,262	2,251
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	2,500	2,598	2,569
Rio Tinto Finance USA plc	1.125%	3/20/15	2,500	2,496	2,511
Rio Tinto Finance USA plc	1.375%	6/17/16	8,540	8,515	8,544
Rio Tinto Finance USA plc	2.000%	3/22/17	4,590	4,624	4,623
Rio Tinto Finance USA plc	1.625%	8/21/17	1,550	1,556	1,528
Capital Goods (1.5%)
Boeing Capital Corp.	2.125%	8/15/16	290	290	300
Boeing Capital Corp.	2.900%	8/15/18	3,270	3,389	3,430
Boeing Co.	3.500%	2/15/15	3,500	3,636	3,644
Boeing Co.	0.950%	5/15/18	3,685	3,605	3,554
Caterpillar Financial Services Corp.	1.650%	4/1/14	2,750	2,750	2,768
Caterpillar Financial Services Corp.	1.100%	5/29/15	1,575	1,581	1,587
Caterpillar Inc.	1.375%	5/27/14	3,000	2,999	3,022
Danaher Corp.	1.300%	6/23/14	1,375	1,375	1,385
Danaher Corp.	2.300%	6/23/16	1,975	2,032	2,044
General Dynamics Corp.	1.375%	1/15/15	3,700	3,698	3,745
General Dynamics Corp.	1.000%	11/15/17	6,665	6,545	6,497
General Electric Co.	0.850%	10/9/15	11,055	11,053	11,079
General Electric Co.	5.250%	12/6/17	5,000	5,625	5,694
John Deere Capital Corp.	1.250%	12/2/14	1,205	1,204	1,218
John Deere Capital Corp.	0.875%	4/17/15	10,000	9,997	10,056
John Deere Capital Corp.	0.950%	6/29/15	3,000	2,999	3,023
John Deere Capital Corp.	0.700%	9/4/15	11,000	10,988	11,025
John Deere Capital Corp.	0.750%	1/22/16	6,850	6,844	6,843
John Deere Capital Corp.	1.850%	9/15/16	5,620	5,735	5,757
John Deere Capital Corp.	2.000%	1/13/17	4,211	4,295	4,310
John Deere Capital Corp.	1.200%	10/10/17	1,500	1,507	1,479
Precision Castparts Corp.	0.700%	12/20/15	4,675	4,674	4,663
Precision Castparts Corp.	1.250%	1/15/18	3,140	3,134	3,060
Raytheon Co.	6.400%	12/15/18	1,415	1,700	1,706
United Technologies Corp.	4.875%	5/1/15	800	853	855
United Technologies Corp.	1.800%	6/1/17	11,000	11,133	11,186
Communication (2.3%)
America Movil SAB de CV	5.750%	1/15/15	10,000	10,616	10,588
America Movil SAB de CV	3.625%	3/30/15	5,000	5,146	5,176
America Movil SAB de CV	2.375%	9/8/16	11,175	11,387	11,367
AT&T Inc.	5.100%	9/15/14	12,000	12,395	12,517
AT&T Inc.	0.875%	2/13/15	4,174	4,181	4,186
AT&T Inc.	2.500%	8/15/15	29,565	30,515	30,439
AT&T Inc.	0.800%	12/1/15	5,000	4,999	4,986
AT&T Inc.	0.900%	2/12/16	15,000	14,966	14,934
AT&T Inc.	2.950%	5/15/16	11,817	12,355	12,358
AT&T Inc.	5.625%	6/15/16	7,000	7,787	7,791
AT&T Inc.	2.400%	8/15/16	11,000	11,306	11,359
AT&T Inc.	1.400%	12/1/17	2,811	2,813	2,747
BellSouth Corp.	5.200%	9/15/14	6,518	6,740	6,806
Verizon Communications Inc.	0.700%	11/2/15	4,725	4,719	4,697
Verizon Communications Inc.	3.000%	4/1/16	2,740	2,877	2,850
Vodafone Group plc	5.375%	1/30/15	4,000	4,249	4,240
Vodafone Group plc	3.375%	11/24/15	5,120	5,397	5,374
Vodafone Group plc	0.900%	2/19/16	14,000	13,988	13,909
Vodafone Group plc	2.875%	3/16/16	3,000	3,139	3,111
Vodafone Group plc	1.625%	3/20/17	4,500	4,482	4,483
Consumer Cyclical (1.4%)
6 American Honda Finance Corp.	1.450%	2/27/15	5,000	5,001	5,042

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2013

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
6 American Honda Finance Corp.	1.000%	8/11/15	2,000	2,006	2,004
6 American Honda Finance Corp.	2.500%	9/21/15	1,040	1,040	1,073
6 Daimler Finance North America LLC	1.450%	8/1/16	8,000	7,992	8,003
6 Daimler Finance North America LLC	2.625%	9/15/16	4,000	4,083	4,131
Lowe's Cos. Inc.	1.625%	4/15/17	7,500	7,629	7,551
PACCAR Financial Corp.	1.550%	9/29/14	2,160	2,159	2,184
PACCAR Financial Corp.	0.750%	8/14/15	2,000	1,999	2,007
PACCAR Financial Corp.	1.150%	8/16/16	5,000	4,995	5,019
Target Corp.	1.125%	7/18/14	1,100	1,100	1,107
TJX Cos. Inc.	4.200%	8/15/15	5,649	5,902	6,022
Toyota Motor Credit Corp.	2.800%	1/11/16	4,900	5,124	5,117
Toyota Motor Credit Corp.	2.050%	1/12/17	1,880	1,883	1,927
Toyota Motor Credit Corp.	1.750%	5/22/17	1,981	1,992	2,005
6 Volkswagen International Finance NV	1.875%	4/1/14	5,000	4,999	5,032
6 Volkswagen International Finance NV	1.625%	3/22/15	7,000	6,990	7,062
6 Volkswagen International Finance NV	1.150%	11/20/15	3,500	3,497	3,520
Wal-Mart Stores Inc.	3.000%	2/3/14	1,365	1,375	1,377
Wal-Mart Stores Inc.	1.625%	4/15/14	1,920	1,919	1,934
Wal-Mart Stores Inc.	3.200%	5/15/14	3,980	4,019	4,052
Wal-Mart Stores Inc.	1.500%	10/25/15	2,500	2,521	2,547
Wal-Mart Stores Inc.	0.600%	4/11/16	7,500	7,496	7,474
Wal-Mart Stores Inc.	2.800%	4/15/16	5,760	6,005	6,050
Wal-Mart Stores Inc.	5.800%	2/15/18	9,000	10,616	10,573
Consumer Noncyclical (2.3%)
Anheuser-Busch Cos. LLC	5.000%	1/15/15	5,900	6,202	6,235
Anheuser-Busch InBev Finance Inc.	0.800%	1/15/16	16,390	16,375	16,395
Anheuser-Busch InBev Worldwide Inc.	1.500%	7/14/14	3,500	3,519	3,531
Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	5,005	5,247	5,277
Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	13,382	13,952	14,000
Anheuser-Busch InBev Worldwide Inc.	3.625%	4/15/15	6,410	6,703	6,708
Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	7,430	7,422	7,458
Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	9,500	9,915	9,962
Baxter International Inc.	0.950%	6/1/16	3,500	3,497	3,512
Coca-Cola Co.	0.750%	3/13/15	2,200	2,199	2,212
Coca-Cola Co.	1.800%	9/1/16	1,985	2,015	2,040
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	3,750	3,825	3,830
Merck & Co. Inc.	2.250%	1/15/16	2,000	2,054	2,074
Merck & Co. Inc.	0.700%	5/18/16	3,000	2,999	2,995
Merck Sharp & Dohme Corp.	4.750%	3/1/15	3,000	3,152	3,183
Novartis Capital Corp.	2.900%	4/24/15	5,000	5,183	5,195
PepsiCo Inc.	0.800%	8/25/14	1,830	1,827	1,837
PepsiCo Inc.	3.100%	1/15/15	11,369	11,645	11,750
Philip Morris International Inc.	6.875%	3/17/14	3,000	3,077	3,089
Procter & Gamble Co.	3.500%	2/15/15	340	354	354
Sanofi	1.625%	3/28/14	2,635	2,634	2,652
Sanofi	1.200%	9/30/14	11,390	11,416	11,487
Sanofi	1.250%	4/10/18	6,190	6,165	6,057
Stryker Corp.	2.000%	9/30/16	3,500	3,549	3,596
6 Takeda Pharmaceutical Co. Ltd.	1.031%	3/17/15	16,170	16,189	16,231
Teva Pharmaceutical Finance II BV / Teva
Pharmaceutical Finance III LLC	3.000%	6/15/15	11,910	12,312	12,329
Wyeth LLC	5.500%	2/15/16	5,000	5,497	5,564
Energy (1.9%)
BP Capital Markets plc	3.875%	3/10/15	17,000	17,594	17,775
BP Capital Markets plc	3.125%	10/1/15	10,280	10,691	10,761
BP Capital Markets plc	0.700%	11/6/15	15,500	15,488	15,471
BP Capital Markets plc	3.200%	3/11/16	8,330	8,767	8,761
BP Capital Markets plc	1.846%	5/5/17	6,266	6,433	6,334
Chevron Corp.	0.889%	6/24/16	1,650	1,650	1,654
Occidental Petroleum Corp.	1.450%	12/13/13	3,000	3,000	3,007
Occidental Petroleum Corp.	2.500%	2/1/16	6,000	6,267	6,222

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2013

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
Occidental Petroleum Corp.	1.750%	2/15/17	10,000	10,105	10,097
6 Schlumberger Investment SA	1.950%	9/14/16	2,815	2,877	2,872
6 Schlumberger Norge AS	1.950%	9/14/16	2,000	2,019	2,046
6 Schlumberger SA	2.650%	1/15/16	1,720	1,743	1,780
Shell International Finance BV	3.100%	6/28/15	11,500	11,981	12,010
Total Capital International SA	0.750%	1/25/16	14,500	14,472	14,468
Total Capital International SA	1.500%	2/17/17	4,000	4,040	4,035
Total Capital SA	3.000%	6/24/15	10,500	10,808	10,948
Total Capital SA	2.300%	3/15/16	9,000	9,351	9,319
Technology (0.4%)
Altera Corp.	1.750%	5/15/17	1,330	1,329	1,323
EMC Corp.	1.875%	6/1/18	8,600	8,596	8,566
Intel Corp.	1.350%	12/15/17	16,000	15,960	15,803
International Business Machines Corp.	0.875%	10/31/14	1,850	1,849	1,861
International Business Machines Corp.	0.550%	2/6/15	3,040	3,033	3,046
Transportation (0.0%)
United Parcel Service Inc.	1.125%	10/1/17	2,000	2,009	1,978

				816,721	818,072
Utilities (1.5%)
Electric (1.5%)
Consolidated Edison Co. of New York Inc.	5.550%	4/1/14	1,051	1,074	1,077
Consumers Energy Co.	5.500%	8/15/16	3,361	3,780	3,775
Consumers Energy Co.	5.650%	9/15/18	2,000	2,382	2,347
Duke Energy Carolinas LLC	5.300%	10/1/15	10,000	10,936	10,933
Duke Energy Carolinas LLC	5.100%	4/15/18	3,000	3,399	3,417
Duke Energy Carolinas LLC	7.000%	11/15/18	4,097	5,176	5,047
Duke Energy Florida Inc.	0.650%	11/15/15	2,430	2,428	2,430
Duke Energy Florida Inc.	5.100%	12/1/15	9,550	10,384	10,439
Duke Energy Florida Inc.	5.650%	6/15/18	2,000	2,327	2,328
Entergy Louisiana LLC	1.875%	12/15/14	11,200	11,316	11,357
Georgia Power Co.	0.750%	8/10/15	3,500	3,499	3,505
Georgia Power Co.	0.625%	11/15/15	5,535	5,532	5,523
Georgia Power Co.	3.000%	4/15/16	2,000	2,067	2,088
Kentucky Utilities Co.	1.625%	11/1/15	4,600	4,565	4,691
Louisville Gas & Electric Co.	1.625%	11/15/15	820	838	837
MidAmerican Energy Co.	4.650%	10/1/14	1,125	1,167	1,171
National Rural Utilities Cooperative Finance Corp.	3.875%	9/16/15	2,500	2,658	2,655
National Rural Utilities Cooperative Finance Corp.	1.900%	11/1/15	420	431	431
National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	4,829	4,968	5,075
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	1,250	1,468	1,433
NSTAR Electric Co.	4.875%	4/15/14	6,000	6,113	6,141
Peco Energy Co.	1.200%	10/15/16	3,500	3,495	3,514
Public Service Electric & Gas Co.	0.850%	8/15/14	8,000	7,999	8,030
Public Service Electric & Gas Co.	2.700%	5/1/15	1,417	1,465	1,463
Public Service Electric & Gas Co.	5.300%	5/1/18	2,000	2,326	2,294
Public Service Electric & Gas Co.	2.300%	9/15/18	1,500	1,500	1,525
South Carolina Electric & Gas Co.	6.500%	11/1/18	1,350	1,673	1,637
Southern California Edison Co.	5.750%	3/15/14	1,085	1,110	1,110
Union Electric Co.	6.400%	6/15/17	3,848	4,579	4,484
				110,655	110,757

Total Corporate Bonds				2,054,270	2,063,933

Sovereign Bonds (U.S. Dollar-Denominated) (12.0%)
Asian Development Bank	0.875%	6/10/14	25,000	25,045	25,088
Asian Development Bank	2.625%	2/9/15	10,000	10,255	10,310
6 Banco del Estado de Chile	2.000%	11/9/17	7,720	7,796	7,521
6 Bank Nederlandse Gemeenten	1.500%	3/28/14	3,000	2,998	3,011
6 Bank Nederlandse Gemeenten	1.375%	3/23/15	11,250	11,230	11,410
6 Bank Nederlandse Gemeenten	2.500%	1/11/16	5,000	5,193	5,202

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2013

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
6	Bank Nederlandse Gemeenten	1.125%	9/12/16	8,000	7,979	8,024
6	Caisse d'Amortissement de la Dette Sociale	2.375%	3/31/16	5,000	4,986	5,163
6	Caisse d'Amortissement de la Dette Sociale	1.375%	1/29/18	2,000	1,999	1,973
	Canada	0.875%	2/14/17	6,000	5,997	6,024
6	CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	500	500	504
	CNOOC Finance 2013 Ltd.	1.125%	5/9/16	2,000	1,994	1,980
6	CNPC General Capital Ltd.	1.450%	4/16/16	1,000	999	997
6,8	Commonwealth Bank of Australia	3.625%	6/25/14	3,000	3,044	3,070
	Corporación Andina de Fomento	3.750%	1/15/16	10,150	10,351	10,591
6	Corporacion Nacional del Cobre de Chile	5.500%	10/15/13	4,600	4,605	4,589
6	Corporacion Nacional del Cobre de Chile	4.750%	10/15/14	22,944	23,733	23,837
6	Corporacion Nacional del Cobre de Chile	7.500%	1/15/19	10,000	11,855	12,072
6	Corporacion Nacional del Cobre de Chile	3.000%	7/17/22	2,000	1,836	1,824
6	Corporacion Nacional del Cobre de Chile	4.500%	8/13/23	7,500	7,490	7,619
9	Development Bank of Japan Inc.	5.125%	2/1/17	3,000	3,418	3,396
6	Electricite de France SA	6.500%	1/26/19	2,000	2,421	2,395
6	Emirate of Abu Dhabi	5.500%	4/8/14	5,000	5,103	5,118
	European Bank for Reconstruction & Development	2.500%	3/15/16	3,000	2,994	3,148
	European Bank for Reconstruction & Development	1.625%	11/15/18	4,000	3,984	3,988
	European Investment Bank	1.250%	2/14/14	10,000	10,008	10,037
	European Investment Bank	1.500%	5/15/14	28,000	28,092	28,233
	European Investment Bank	3.125%	6/4/14	10,000	10,168	10,191
	European Investment Bank	1.125%	8/15/14	20,000	20,057	20,167
	European Investment Bank	2.875%	1/15/15	25,000	25,525	25,827
	European Investment Bank	2.750%	3/23/15	10,000	10,333	10,355
	European Investment Bank	1.125%	4/15/15	30,000	29,996	30,355
	European Investment Bank	1.625%	9/1/15	15,000	15,188	15,349
	European Investment Bank	2.125%	7/15/16	3,000	2,998	3,114
	European Investment Bank	1.000%	3/15/18	15,000	14,926	14,656
	Export-Import Bank of Korea	8.125%	1/21/14	8,000	8,144	8,181
6	Export-Import Bank of Korea	5.250%	2/10/14	1,270	1,280	1,290
	Export-Import Bank of Korea	5.875%	1/14/15	5,000	5,166	5,295
	Export-Import Bank of Korea	5.125%	3/16/15	3,500	3,580	3,690
	Hydro-Quebec	2.000%	6/30/16	12,000	12,340	12,400
6	Industrial Bank of Korea	1.375%	10/5/15	5,000	4,988	4,982
	Inter-American Development Bank	2.250%	7/15/15	5,000	5,129	5,164
	Inter-American Development Bank	0.875%	11/15/16	10,000	9,973	10,005
	Inter-American Development Bank	1.125%	3/15/17	5,000	4,983	5,022
	Inter-American Development Bank	2.375%	8/15/17	4,000	3,984	4,189
	International Bank for Reconstruction & Development	3.500%	10/8/13	4,000	4,002	4,002
	International Bank for Reconstruction & Development	1.125%	8/25/14	10,000	10,059	10,068
	International Bank for Reconstruction & Development	2.375%	5/26/15	5,000	5,134	5,166
	International Bank for Reconstruction & Development	1.000%	9/15/16	10,000	9,946	10,091
	International Finance Corp.	3.000%	4/22/14	10,000	10,139	10,145
	International Finance Corp.	1.125%	11/23/16	4,800	4,785	4,861
	International Finance Corp.	1.750%	9/4/18	17,000	16,992	17,139
6	IPIC GMTN Ltd.	3.750%	3/1/17	1,900	1,896	2,007
9	Japan Bank for International Cooperation	1.875%	9/24/15	6,650	6,740	6,802
9	Japan Bank for International Cooperation	1.750%	7/31/18	5,000	4,972	4,988
9	Japan Finance Organization for Municipalities	4.625%	4/21/15	5,000	5,287	5,314
10	KFW	1.375%	1/13/14	7,000	7,010	7,019
10	KFW	1.500%	4/4/14	25,000	25,042	25,137
10	KFW	1.000%	1/12/15	25,000	24,977	25,155
10	KFW	2.625%	3/3/15	15,000	15,476	15,482
10	KFW	0.625%	4/24/15	15,000	14,975	15,063
10	KFW	2.000%	6/1/16	10,000	9,985	10,343
10	KFW	1.250%	10/5/16	5,000	4,989	5,082
10	KFW	1.250%	2/15/17	10,000	9,975	10,083
10	KFW	1.000%	6/11/18	12,500	12,500	12,271
6	Kingdom of Sweden	1.000%	11/15/16	7,000	6,989	7,039
6	Kommunalbanken AS	2.375%	1/19/16	2,000	2,048	2,072
6	Kommunalbanken AS	1.000%	3/15/18	3,000	2,993	2,918

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2013

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
6	Kommunalbanken AS	1.125%	5/23/18	8,000	7,981	7,776
6	Kommuninvest I Sverige AB	1.000%	10/24/17	3,000	2,989	2,972
	Korea Development Bank	8.000%	1/23/14	15,000	15,261	15,334
	Korea Development Bank	4.375%	8/10/15	2,500	2,561	2,645
	Korea Development Bank	3.250%	3/9/16	1,500	1,558	1,558
	Korea Development Bank	4.000%	9/9/16	1,500	1,598	1,596
	Korea Development Bank	3.500%	8/22/17	7,375	7,655	7,725
6	Korea East-West Power Co. Ltd.	2.500%	7/16/17	2,250	2,244	2,254
6	Korea Expressway Corp.	1.875%	10/22/17	2,000	1,993	1,952
6	Korea Gas Corp.	2.875%	7/29/18	8,000	7,960	8,023
6	Korea Resources Corp.	2.125%	5/2/18	3,000	2,990	2,892
10	Landwirtschaftliche Rentenbank	2.125%	7/15/16	5,000	4,993	5,182
6	Municipality Finance plc	1.125%	4/17/18	2,500	2,497	2,444
6	Nederlandse Waterschapsbank NV	1.375%	5/16/14	5,000	4,998	5,032
6,11	Network Rail Infrastructure Finance plc	0.875%	1/20/15	10,000	9,990	10,071
	Nordic Investment Bank	2.500%	7/15/15	7,150	7,341	7,415
12	Oesterreichische Kontrollbank AG	2.000%	6/3/16	5,000	4,986	5,168
6	Petronas Capital Ltd.	5.250%	8/12/19	12,000	13,125	13,294
6	Province of Alberta	1.000%	6/21/17	3,000	2,998	2,994
	Province of British Columbia	2.100%	5/18/16	2,800	2,800	2,906
	Province of Manitoba	1.375%	4/28/14	6,500	6,499	6,547
	Province of Manitoba	2.100%	9/6/22	1,400	1,400	1,296
	Province of Nova Scotia	2.375%	7/21/15	1,125	1,123	1,162
	Province of Ontario	0.950%	5/26/15	15,000	15,115	15,116
	Province of Ontario	4.750%	1/19/16	10,000	10,890	10,913
	Province of Ontario	2.300%	5/10/16	13,500	13,716	14,014
	Province of Ontario	1.000%	7/22/16	4,650	4,648	4,658
	Province of Ontario	1.600%	9/21/16	10,000	9,993	10,182
	Province of Ontario	1.100%	10/25/17	23,000	22,795	22,724
6,13	Qatari Diar Finance QSC	3.500%	7/21/15	3,000	3,014	3,111
	Quebec	4.600%	5/26/15	5,000	5,291	5,344
	Quebec	2.750%	8/25/21	2,000	1,945	1,957
5,6	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.832%	9/30/16	2,585	2,768	2,749
	Republic of Chile	3.875%	8/5/20	1,000	1,013	1,039
	Republic of Korea	5.750%	4/16/14	1,450	1,483	1,488
	Republic of Korea	4.875%	9/22/14	5,000	5,142	5,192
	Republic of Korea	5.125%	12/7/16	2,500	2,749	2,770
	Republic of Poland	3.875%	7/16/15	6,000	6,220	6,294
6	Sinopec Capital 2013 Ltd.	1.250%	4/24/16	5,000	4,989	4,979
6	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	2,200	2,195	2,247
	State of Israel	5.125%	3/1/14	5,000	5,059	5,093
6	State of Qatar	5.150%	4/9/14	5,000	5,065	5,132
6	State of Qatar	4.000%	1/20/15	8,425	8,626	8,741
6	State of Qatar	3.125%	1/20/17	2,500	2,593	2,612
	Statoil ASA	2.900%	10/15/14	2,000	2,038	2,052
	Statoil ASA	1.200%	1/17/18	1,700	1,698	1,669
	Svensk Exportkredit AB	3.250%	9/16/14	4,637	4,737	4,768
	Svensk Exportkredit AB	1.750%	10/20/15	5,000	4,984	5,121
6	Temasek Financial I Ltd.	4.500%	9/21/15	6,055	6,338	6,490
6	Temasek Financial I Ltd.	4.300%	10/25/19	2,500	2,839	2,738
6	Temasek Financial I Ltd.	2.375%	1/23/23	5,000	4,860	4,578

Total Sovereign Bonds					891,917	897,612

Taxable Municipal Bonds (0.3%)
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	1.298%	7/1/16	2,500	2,500	2,488
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.107%	7/1/18	2,000	2,000	1,952

Vanguard Fiduciary Trust Company - Short-Term Bond Trust
Schedule of Investments
September 30, 2013

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	ELL	3.450%	2/1/22	10,750	10,941	11,342
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	EGSL	3.220%	2/1/21	3,950	3,975	4,088
Total Taxable Municipal Bonds					19,416	19,870

				Shares
Temporary Cash Investment (1.5%)
Money Market Fund (1.5%)
14	Vanguard Market Liquidity Fund	0.112%		110,810,385	110,810	110,810
Total Investments (100.7%)					7,477,318	7,503,810
Other Assets and Liabilities—Net (-0.7%)						(54,729)
Net Assets (100%)						7,449,081
• See Note A in Notes to Financial Statements.
* Securities with a value of $1,213,000 have been segregated as collateral for open cleared swap contracts.
1	Securities with a value of $1,559,000 have been segregated as collateral for open swap contracts.
2	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full
	faith and credit of the U.S. government.
3	Securities with a value of $5,516,000 have been segregated as initial margin for open futures contracts.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
	Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior
	preferred stock.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and
	prepayments or the possibility of the issue being called.
6	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from
	registration, normally to qualified institutional buyers. At September 30, 2013, the aggregate value of these securities was $1,060,661,000,
	representing 14.2% of net assets.
7	Adjustable-rate security.
8	Guaranteed by the Commonwealth of Australia.
9	Guaranteed by the Government of Japan.
10	Guaranteed by the Federal Republic of Germany.
11	Guaranteed by the Government of the United Kingdom.
12	Guaranteed by the Republic of Austria.
13	Guaranteed by the State of Qatar.
14	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day
	yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Short-Term Bond Trust

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Interest[1]	74,820
Total Income	74,820
Expenses
Custodian Fees	91
Auditing Fees	24
Total Expenses	115
Net Investment Income	74,705
Realized Net Gain (Loss)
Investment Securities Sold	12,771
Futures Contracts	12,577
Swap Contracts	1,267
Realized Net Gain (Loss)	26,615
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(49,743)
Futures Contracts	(4,175)
Swap Contracts	1,039
Change in Unrealized Appreciation (Depreciation)	(52,879)
Net Increase (Decrease) in Net Assets Resulting from Operations	48,441
1 Interest income from an affiliated company of the Trust was $194,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Short-Term Bond Trust

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	74,705	80,934
Realized Net Gain (Loss)	26,615	24,362
Change in Unrealized Appreciation (Depreciation)	(52,879)	39,824
Net Increase (Decrease) in Net Assets Resulting from Operations	48,441	145,120
Unit Transactions
Issued	1,744,161	2,096,238
Redeemed	(1,274,214)	(555,473)
Net Increase (Decrease) from Capital Share Transactions	469,947	1,540,765
Total Increase (Decrease)	518,388	1,685,885
Net Assets
Beginning of Period	6,930,693	5,244,808
End of Period	7,449,081	6,930,693

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Short-Term Bond Trust

Financial Highlights

For a Unit Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of
Period	$13.43	$13.14	$12.97	$12.50	$11.50
Investment Operations
Net Investment Income[1]	.140	.166	.221	.307	.420
Net Realized and Unrealized Gain
(Loss) on Investments	(.050)	.124	(.051)	.163	.580
Total from Investment Operations	.090	.290	.170	.470	1.000
Net Asset Value, End of Period	$13.52	$13.43	$13.14	$12.97	$12.50

Total Return	0.67%	2.21%	1.31%	3.76%	8.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,449	$6,931	$5,245	$3,781	$3,879
Ratio of Total Expenses to Average
Net Assets	.002%	.002%	.002%	0.001%	0.001%
Ratio of Net Investment Income to
Average Net Assets	1.04%	1.24%	1.71%	2.41%	3.51%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Short-Term Bond Trust

Notes to Financial Statements

Vanguard Fiduciary Trust Company Short-Term Bond Trust (the “Trust”) was established by a Declaration of Trust dated September 23, 2004, and most recently amended effective November 1, 2011, to provide a collective investment trust for eligible tax-exempt entities (see "Federal Income Taxes" below).

A. The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. Such policies are in accordance with the Declaration of Trust and in conformity with generally accepted accounting principles for U.S. investment companies.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the Trust's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by Vanguard Fiduciary Trust Company (the “Trustee”) to represent fair value.

2. Futures Contracts: The Trust may use futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Trust and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the Trust trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing arrangements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the Trust's performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2013, the Trust's average investment in long and short futures contracts represented 14% and 7% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Swap Contracts: The Trust may invest in credit default swaps to adjust the overall credit risk of the Trust or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The Trust may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The Trust may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or

Vanguard Fiduciary Trust Company - Short-Term Bond Trust

obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The Trust may enter into interest rate swap transactions to adjust the Trust’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Schedule of Investments. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the Trust under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the Trust (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the Trust) will be significantly less than the amount paid by the Trust and, in a physically settled swap, the Trust may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the Trust. The Trust’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The Trust mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the Trust may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the Trust under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the Trust’s net assets decline below a certain level, triggering a payment by the Trust if the Trust is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the Trust has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The Trust may enter into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the Trust’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the Trust trades with a diverse group of pre-qualified executing brokers; monitors the financial strength of its clearing brokers, executing brokers and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

Vanguard Fiduciary Trust Company - Short-Term Bond Trust

During the year ended September 30, 2013, the Trust's average amounts of credit protection sold and credit protection purchased each represented less than 1% of net assets, based on quarterly average notional amounts. The average total amount of interest rate swaps represented 6% of net assets, based on quarterly average notional amounts.

4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The Trust may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the Trust maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

5. Mortgage Dollar Rolls: The Trust enters into mortgage-dollar-roll transactions, in which the Trust sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The Trust forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The Trust has also entered into mortgage-dollar-roll transactions in which the Trust buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The Trust continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The Trust accounts for mortgage-dollar-roll transactions as purchases and sales. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations.

This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

6. Federal Income Taxes: The Trust is qualified for the collective investment of funds of tax-exempt pension, stock bonus, and profit-sharing trusts under Section 401(a) of the Internal Revenue Code (the "Code") and governmental plans or units under Section 818(a)(6) of the Code and is exempt from federal income taxation under Section 501(a) of the Code. Net investment income and realized net gains are not required to be distributed to unitholders and are instead retained by the Trust. Management has reviewed the tax-exempt status of the Trust and has concluded that no provision for federal income tax is required in the financial statements.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Vanguard Fiduciary Trust Company is Trustee and administrator for the Trust. Unitholders pay fees directly to the Trustee. No trustee fees are accrued or paid by the Trust directly to the Trustee. Trustee fees are addressed under separate agreements with the unitholders.

C. Various inputs may be used to determine the value of the Trust's investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Vanguard Fiduciary Trust Company - Short-Term Bond Trust

Level 3—Significant unobservable inputs (including the Trust's own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the Trust's investments as of September 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,249,334	—
Asset-Backed/Commercial Mortgage-Backed
Securities	—	2,162,251	—
Corporate Bonds	—	2,063,933	—
Sovereign Bonds	—	897,612	—
Taxable Municipal Bonds	—	19,870	—
Temporary Cash Investments	110,810	—	—
Futures Contracts—Assets[1]	359	—	—
Futures Contracts—Liabilities[1]	(417)	—	—
Swap Contracts—Assets	22 [1]	1,423	—
Swap Contracts—Liabilities	—	(1,510)	—
Total	110,774	7,392,913	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2013, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate	Credit
Statement of Assets and Liabilities	Contracts	Contracts	Total
Caption	($000)	($000)	($000)
Other Assets	1,765	39	1,804
Other Liabilities	(1,906)	(21)	(1,927)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2013 were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	12,577	—	12,577
Swap Contracts	999	268	1,267
Realized Net Gain (Loss) on Derivatives	13,576	268	13,844

Change in Unrealized Appreciation
(Depreciation) on Derivatives
Futures Contracts	(4,175)	—	(4,175)
Swap Contracts	1,186	(147)	1,039
Change in Unrealized Appreciation	(2,989)	(147)	(3,136)
(Depreciation) on Derivatives

Vanguard Fiduciary Trust Company - Short-Term Bond Trust

At September 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short) (Depreciation)
2-Year U.S. Treasury Note	December 2013	6,257	1,378,202	2,885
5-Year U.S. Treasury Note	December 2013	(5,348)	(647,359)	(7,562)
Ultra Long U.S. Treasury Bond	December 2013	17	2,416	49
10-Year U.S. Treasury Note	December 2013	(471)	(59,530)	(2)
30-Year U.S. Treasury Bond	December 2013	(179)	(23,874)	(511)
				(5,141)

At September 30, 2013, the Trust had the following open swap contracts:

Credit Default Swaps
				Remaining
				Up-Front
				Premium	Periodic	Unrealized
			Notional Received		Premium	Appreciation
	Termination		Amount	(Paid)Received (Paid)		(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Berk Hath Fin/Aa2	12/20/13	DBAG	4,000	0	3.950	34
Societe Generale SA/A2	3/20/18	DBAG	3,300	(250)	3.000	(21)
			7,000			13

Credit Protection Purchased
EI Du Pont de Nemours & Co	9/20/18	BARC	875	21	(1.000)	1
EI Du Pont de Nemours & Co	9/20/18	BNPSW	875	21	(1.000)	1
EI Du Pont de Nemours & Co	9/20/18	DBAG	875	21	(1.000)	1
EI Du Pont de Nemours & Co	9/20/18	GSCM	875	22	(1.000)	2
			3,500			5
						18

The notional amount represents the maximum potential amount the Trust could be required to pay as a seller of

Vanguard Fiduciary Trust Company - Short-Term Bond Trust

credit protection if the reference entity was subject to a credit event.

1	BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.

Centrally Cleared Interest Rate Swaps

		Fixed	Floating Interest
	Notional	Interest Rate	Rate Received				Unrealized
	Amount	Received (Paid)	(Paid)		Appreciation
Termination Date	($000)	(%)	(%)	(Depreciation) ($000)
4/15/16	50,000	0.722	(0.187	) [3]			251
6/15/16	40,000	0.704	(0.182	) [3]			137
							388

Over-the-Counter Interest Rate Swaps
					Floating
				Interest Rate			Unrealized
		Notional Fixed Interest Rate		Received			Appreciation
Termination		Amount Received (Paid)			(Paid) (Depreciation)
Date	Counterparty[1]	($000)	(%)		(%)		($000)
3/1/14	BOANA	20,000	0.411		(0.182	) [3]	18
7/1/14	GSCM	50,000	0.258		(0.182	) [3]	15
10/14/14	WFC	1,520	1.861		(0.268	) [2]	25
11/7/14	WFC	50,000	0.285		(0.182	) [3]	23
11/7/14	BARC	50,000	0.285		(0.182	) [3]	23
11/17/14	JPMC	20,200	2.347		(0.180	) [3]	479
9/15/15	GSCM	75,000	0.302		(0.182	) [3]	(89)
3/15/16	GSCM	50,000	0.364		(0.182	) [3]	(152)
2/7/17	BARC	10,000	(0.700)		0.182 [3]		38
3/8/17	WFC	20,000	(2.756)		0.258 [2]		(1,248)
9/7/18	BOANA	30,000	(0.908)		0.182 [3]		763

							(105)

1 BARC—Barclays Bank plc.
BOANA—Bank of America, N.A.
JPMC—JP Morgan Chase Bank.
GSCM—Goldman Sachs Bank USA.
WFC—Wells Fargo Bank N.A.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Vanguard Fiduciary Trust Company - Short-Term Bond Trust

At September 30, 2013, counterparties had deposited in segregated accounts securities with a value of $1,566,000 in connection with open swap contracts.

E. During the year ended September 30, 2013, the Trust purchased $2,182,428,000 of investment securities and sold $1,880,165,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $10,787,585,000 and $10,780,926,000, respectively. Detailed information on security transactions can be obtained from the Trustee upon request.

F. Units issued and redeemed were:
	Year Ended September 30,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	129,451	158,611
Redeemed	(94,551)	(41,547)
Net Increase (Decrease) in Shares Outstanding	34,900	117,064

G. Management has determined that no material events or transactions occurred through November 14, 2013, that would require recognition or disclosure in these financial statements.

Independent Auditor’s Report

To the Trustee and Unitholders of
Vanguard Fiduciary Trust Company
Short-Term Bond Trust:

We have audited the accompanying financial statements of Vanguard Fiduciary Trust Company Short-Term Bond Trust (the “Trust”), which comprise the statement of assets and liabilities, including the schedule of investments as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are hereafter collectively referred to as the "financial statements".

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Trust’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vanguard Fiduciary Trust Company Short-Term Bond Trust at September 30, 2013, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in accordance with accounting principles generally accepted in the United States of America.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 14, 2013

Vanguard®Fiduciary Trust Company Intermediate Term Bond Trust Financial Statements September 30, 2014

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust

Statement of Assets and Liabilities
As of September 30, 2014

Amount
($000)
Assets
Investments in Securities, at Value
Unaffiliated Issuers	7,888,839
Affiliated Vanguard Fund	1,074,207
Total Investments in Securities	8,963,046
Receivables for Investment Securities Sold	696,027
Other Assets	36,562
Total Assets	9,695,635
Liabilities
Payables for Investment Securities Purchased	1,730,057
Other Liabilities	4,354
Total Liabilities	1,734,411
Net Assets	7,961,224

At September 30, 2014, net assets consisted of:
Paid-in Capital	2,671,729
Accumulated Net Investment Income	4,199,648
Accumulated Net Realized Gains	1,026,570
Unrealized Appreciation (Depreciation)
Investment Securities	63,550
Futures Contracts	(363)
Swap Contracts	90
Net Assets	7,961,224

347,601,821 Units of Beneficial Ownership Outstanding

Net Asset Value Per Unit (Net Assets Divided by Units Outstanding)	$22.90

See accompanying Notes, which are an integral part of the Financial Statements.

1

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2014

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)

U.S. Government and Agency Obligations (63.9%)
U.S. Government Securities (33.7%)
	United States Treasury Note/Bond	2.375%	10/31/14	51,085	51,101	51,181
	United States Treasury Note/Bond	0.250%	12/15/14	44,926	44,914	44,947
	United States Treasury Note/Bond	2.625%	12/31/14	57,444	57,764	57,812
	United States Treasury Note/Bond	0.250%	1/15/15	57,506	57,486	57,542
	United States Treasury Note/Bond	2.500%	3/31/15	35,116	35,175	35,544
	United States Treasury Note/Bond	0.250%	5/15/15	58,404	58,449	58,468
	United States Treasury Note/Bond	0.375%	6/15/15	33,590	33,584	33,664
	United States Treasury Note/Bond	0.250%	7/15/15	113,664	113,736	113,824
	United States Treasury Note/Bond	0.250%	8/15/15	116,808	116,860	116,954
	United States Treasury Note/Bond	1.250%	8/31/15	143	143	144
	United States Treasury Note/Bond	0.250%	9/15/15	78,576	78,648	78,674
	United States Treasury Note/Bond	0.250%	9/30/15	11,500	11,512	11,514
	United States Treasury Note/Bond	1.250%	9/30/15	60,300	60,960	60,960
	United States Treasury Note/Bond	0.375%	3/15/16	12,500	12,513	12,506
	United States Treasury Note/Bond	2.000%	4/30/16	4,942	5,054	5,065
	United States Treasury Note/Bond	7.250%	5/15/16	25,325	26,389	28,091
	United States Treasury Note/Bond	0.625%	7/15/16	6,500	6,522	6,514
	United States Treasury Note/Bond	0.500%	9/30/16	1,275	1,273	1,273
	United States Treasury Note/Bond	0.875%	11/30/16	2,405	2,419	2,414
	United States Treasury Note/Bond	0.750%	1/15/17	209,918	209,617	209,819
	United States Treasury Note/Bond	1.000%	3/31/17	8,838	8,826	8,866
	United States Treasury Note/Bond	3.250%	3/31/17	44,926	47,731	47,565
1	United States Treasury Note/Bond	8.750%	5/15/17	21,707	23,911	26,120
	United States Treasury Note/Bond	0.875%	8/15/17	49,450	49,386	49,211
	United States Treasury Note/Bond	1.875%	8/31/17	28,655	28,591	29,322
	United States Treasury Note/Bond	1.000%	9/15/17	246,250	245,779	245,866
	United States Treasury Note/Bond	0.625%	9/30/17	12,000	11,838	11,824
	United States Treasury Note/Bond	2.250%	11/30/17	53,912	56,344	55,664
	United States Treasury Note/Bond	0.625%	4/30/18	168,496	164,734	164,073
	United States Treasury Note/Bond	2.375%	5/31/18	60,201	60,378	62,271
	United States Treasury Note/Bond	2.375%	6/30/18	143,764	144,765	148,639
	United States Treasury Note/Bond	2.750%	2/15/19	149,706	159,384	156,676
	United States Treasury Note/Bond	1.375%	2/28/19	32,131	31,993	31,729
	United States Treasury Note/Bond	1.250%	4/30/19	16,173	16,106	15,854
	United States Treasury Note/Bond	3.125%	5/15/19	118,795	127,493	126,256
	United States Treasury Note/Bond	1.125%	5/31/19	64,083	64,280	62,341
	United States Treasury Note/Bond	3.625%	8/15/19	706	714	768
	United States Treasury Note/Bond	1.000%	8/31/19	39,984	39,666	38,485
	United States Treasury Note/Bond	1.750%	9/30/19	173,000	172,851	172,784
	United States Treasury Note/Bond	3.375%	11/15/19	15,086	15,077	16,246
	United States Treasury Note/Bond	3.625%	2/15/20	72,356	78,781	78,902
	United States Treasury Note/Bond	2.125%	1/31/21	3,594	3,593	3,594
2,3	United States Treasury Note/Bond	2.125%	8/15/21	31,864	31,757	31,715
	United States Treasury Note/Bond	1.750%	5/15/22	10,333	10,474	9,937
	United States Treasury Note/Bond	1.625%	11/15/22	15,050	14,861	14,229
	United States Treasury Note/Bond	2.375%	8/15/24	90,850	90,535	89,828
					2,683,967	2,685,675
Agency Bonds and Notes (4.0%)
4	AID-Jordan	1.945%	6/23/19	39,500	39,500	39,648
4	AID-Tunisia	2.452%	7/24/21	22,500	22,500	22,416
5	Federal Home Loan Banks	0.375%	6/10/16	36,000	35,921	35,896
5	Federal Home Loan Banks	2.000%	9/9/16	7,670	7,876	7,864
6	Federal Home Loan Mortgage Corp.	0.875%	10/14/16	25,750	25,820	25,848
6	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	65,350	64,247	64,088
6	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	31,250	30,948	30,688
6	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	25,550	24,579	25,423
6	Federal National Mortgage Assn.	0.875%	2/8/18	37,750	37,445	37,147
6	Federal National Mortgage Assn.	1.750%	6/20/19	26,000	25,987	25,957
					314,823	314,975

2

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2014

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
Conventional Mortgage-Backed Securities (26.2%)
6,7	Fannie Mae Pool	2.000%	5/1/28–8/1/28	7,129	6,914	6,994
6,7,8	Fannie Mae Pool	2.500%	1/1/28–2/1/43	47,345	47,045	47,456
6,7,8	Fannie Mae Pool	3.000%	5/1/27–11/1/44	158,641	160,159	159,429
6,7,8	Fannie Mae Pool	3.500%	8/1/20–11/1/44	215,509	221,710	221,212
6,7,8	Fannie Mae Pool	4.000%	11/1/14–11/1/44	160,175	169,227	169,271
6,7,8	Fannie Mae Pool	4.500%	11/1/14–11/1/44	103,691	110,168	111,804
6,7,8	Fannie Mae Pool	5.000%	10/1/14–10/1/44	85,014	89,119	93,804
6,7	Fannie Mae Pool	5.500%	1/1/17–6/1/40	61,491	65,471	68,326
6,7	Fannie Mae Pool	6.000%	12/1/16–11/1/39	30,203	31,444	34,098
6,7	Fannie Mae Pool	6.500%	1/1/16–8/1/39	18,775	19,669	21,237
6,7	Fannie Mae Pool	7.000%	12/1/15–9/1/38	7,964	8,384	9,017
6,7	Fannie Mae Pool	7.500%	6/1/15–6/1/32	660	705	733
6,7	Fannie Mae Pool	8.000%	7/1/30–1/1/31	28	29	32
6,7	Fannie Mae Pool	8.500%	12/1/30	14	15	16
6,7,8	Freddie Mac Gold Pool	2.000%	9/1/28–10/1/29	7,473	7,357	7,310
6,7,8	Freddie Mac Gold Pool	2.500%	9/1/27–4/1/43	28,986	29,078	29,052
6,7,8	Freddie Mac Gold Pool	3.000%	8/1/26–10/1/44	70,831	71,112	71,205
6,7,8	Freddie Mac Gold Pool	3.500%	10/1/20–10/1/44	118,065	122,933	121,863
6,7,8	Freddie Mac Gold Pool	4.000%	1/1/15–10/1/44	94,281	98,907	99,461
6,7,8	Freddie Mac Gold Pool	4.500%	3/1/15–11/1/44	70,620	75,165	76,060
6,7	Freddie Mac Gold Pool	5.000%	5/1/15–4/1/41	35,695	37,124	39,063
6,7	Freddie Mac Gold Pool	5.500%	11/1/14–10/1/44	28,945	28,305	32,519
6,7	Freddie Mac Gold Pool	6.000%	7/1/20–5/1/40	45,836	48,429	52,110
6,7	Freddie Mac Gold Pool	6.500%	1/1/16–9/1/38	11,535	12,105	13,073
6,7	Freddie Mac Gold Pool	7.000%	1/1/16–6/1/38	5,282	5,550	5,918
6,7	Freddie Mac Gold Pool	7.500%	10/1/15–5/1/32	500	543	564
6,7	Freddie Mac Gold Pool	8.000%	12/1/15–1/1/31	46	48	52
7	Ginnie Mae I Pool	2.500%	1/15/43–6/15/43	1,422	1,321	1,376
7,8	Ginnie Mae I Pool	3.000%	9/15/42–10/1/44	23,322	23,092	23,525
7	Ginnie Mae I Pool	3.500%	5/15/42–12/15/42	24,241	26,288	25,100
7,8	Ginnie Mae I Pool	4.000%	3/15/39–10/1/44	31,084	33,114	32,986
7,8	Ginnie Mae I Pool	4.500%	2/15/39–10/1/44	39,638	42,178	43,284
7	Ginnie Mae I Pool	5.000%	2/15/33–10/1/44	21,068	22,388	23,585
7	Ginnie Mae I Pool	5.500%	3/15/31–8/15/40	16,538	17,917	18,501
7	Ginnie Mae I Pool	6.000%	2/15/17–3/15/40	8,658	9,650	9,781
7	Ginnie Mae I Pool	6.500%	12/15/27–6/15/38	7,028	7,310	7,903
7	Ginnie Mae I Pool	7.000%	8/15/24–11/15/31	400	407	437
7	Ginnie Mae I Pool	7.500%	4/15/17–3/15/32	62	65	69
7	Ginnie Mae I Pool	8.000%	4/15/30–10/15/30	66	67	73
7	Ginnie Mae I Pool	8.500%	7/15/30–7/15/30	23	24	24
7	Ginnie Mae I Pool	9.000%	1/15/20–7/15/21	6	7	6
7	Ginnie Mae II Pool	2.500%	3/20/43–4/20/43	4,930	5,017	4,767
7,8	Ginnie Mae II Pool	3.000%	6/20/43–11/1/44	50,366	49,975	50,556
7,8	Ginnie Mae II Pool	3.500%	8/20/42–10/1/44	106,293	108,934	109,848
7,8	Ginnie Mae II Pool	4.000%	2/20/34–10/1/44	90,226	95,617	95,694
7,8	Ginnie Mae II Pool	4.500%	3/20/33–10/1/44	72,093	77,873	78,169
7	Ginnie Mae II Pool	5.000%	5/20/39–10/1/44	37,510	41,378	41,480
7	Ginnie Mae II Pool	5.500%	4/20/37–3/20/41	8,484	9,146	9,437
7	Ginnie Mae II Pool	6.000%	5/20/36–10/20/41	13,224	14,614	14,974
7	Ginnie Mae II Pool	6.500%	3/20/38–7/20/39	134	142	153
					2,053,239	2,083,407
Nonconventional Mortgage-Backed Securities (0.0%)
6,7,9	Fannie Mae Pool	2.125%	12/1/32	13	13	13
6,7,9	Fannie Mae Pool	2.285%	8/1/33	141	146	149
6,7,9	Fannie Mae Pool	2.335%	5/1/33	125	128	133
6,7,9	Fannie Mae Pool	2.340%	9/1/32	4	5	5
6,7,9	Fannie Mae Pool	2.425%	7/1/33	225	234	233

3

	Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
	Schedule of Investments
	September 30, 2014

					Face		Market
				Maturity	Amount	Cost	Value•
			Coupon	Date	($000	($000	($000)
	6,7,9	Fannie Mae Pool	2.437%	5/1/33	27	27	29
	6,7,9	Freddie Mac Non Gold Pool	2.250%	8/1/37	128	135	136
	6,7,9	Freddie Mac Non Gold Pool	2.586%	10/1/32–2/1/33	102	105	108

						793	806

	Total U.S. Government and Agency Obligations					5,052,822	5,084,863

Asset	-Backed/Commercial Mortgage-Backed Securities (11.2%)
	7	Ally Auto Receivables Trust 2012-SN1	0.700%	12/21/15	1,075	1,075	1,076
	7	Ally Auto Receivables Trust 2013-SN1	0.900%	5/22/17	2,001	2,001	2,000
	7	Ally Auto Receivables Trust 2014-SN1	0.950%	6/20/18	3,140	3,140	3,127
	7,9	Ally Master Owner Trust Series 2010-4	1.224%	8/15/17	39,416	39,416	39,734
	7	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	2,360	2,362	2,348
	7,9	Ally Master Owner Trust Series 2014-1	0.624%	1/15/19	2,781	2,781	2,790
	7	Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	3,230	3,229	3,226
	7	Ally Master Owner Trust Series 2014-3	1.330%	3/15/19	5,383	5,382	5,371
	7,9	American Express Credit Account Master Trust
		2008-2	1.414%	9/15/20	5,930	6,105	6,116
	7,9	American Express Credit Account Secured Note Trust
		2012-1	0.424%	1/15/20	1,792	1,792	1,793
	7,9	American Express Credit Account Secured Note Trust
		2012-4	0.394%	5/15/20	12,542	12,542	12,514
	7,9	American Express Credit Account Secured Note Trust
		2013-3	0.524%	12/15/21	12,202	12,202	12,206
	7,9	American Express Issuance Trust II 2013-1	0.434%	2/15/19	10,750	10,750	10,726
	7,9	American Express Issuance Trust II 2013-2	0.584%	8/15/19	3,317	3,317	3,326
	7,10	Americold 2010 LLC Trust Series 2010-ART	4.954%	1/14/29	5,132	5,132	5,573
	7	AmeriCredit Automobile Receivables Trust 2012-1	1.230%	9/8/16	60	60	60
	[7,9,10]	Arran Residential Mortgages Funding 2010-1 plc	1.631%	5/16/47	2,803	2,803	2,827
	[7,9,10]	Arran Residential Mortgages Funding 2011-1 plc	1.682%	11/19/47	2,313	2,313	2,337
	10	Australia & New Zealand Banking Group Ltd.	2.400%	11/23/16	5,077	5,124	5,226
	7,10	Aventura Mall Trust 2013-AVM	3.867%	12/5/32	400	413	422
	7,9	BA Credit Card Trust 2007-A4	0.194%	11/15/19	10,822	10,513	10,753
	7,9	BA Credit Card Trust 2014-A1	0.534%	6/15/21	15,428	15,435	15,446
	7	Banc of America Commercial Mortgage Trust 2006-5	5.317%	9/10/47	721	721	721
	[7,9,10]	Bank of America Student Loan Trust 2010-1A	1.034%	2/25/43	9,357	9,357	9,383
	7	Barclays Dryrock Issuance Trust_14-3	2.410%	7/15/22	9,200	9,197	9,220
	7	Bear Stearns Commercial Mortgage Securities Trust
		2006-PWR13	5.533%	9/11/41	2,160	2,376	2,309
	7	Bear Stearns Commercial Mortgage Securities Trust
		2007-PWR16	5.845%	6/11/40	785	788	792
	7	Bear Stearns Commercial Mortgage Securities Trust
		2007-PWR16	5.897%	6/11/40	12,939	13,276	14,198
	7	Bear Stearns Commercial Mortgage Securities Trust
		2007-TOP28	5.710%	9/11/42	3,100	3,506	3,417
	[7,9,10]	BMW Floorplan Master Owner Trust 2012-1A	0.554%	9/15/17	2,659	2,659	2,663
	7,9	Brazos Higher Education Authority Inc. Series 2005-3	0.434%	6/25/26	3,410	3,202	3,305
	7,9	Brazos Higher Education Authority Inc. Series 2011-1	1.038%	2/25/30	3,283	3,247	3,308
	7,9	Capital One Multi-asset Execution Trust 2007-A2	0.234%	12/16/19	11,334	10,991	11,292
	7,9	Capital One Multi-asset Execution Trust 2007-A5	0.194%	7/15/20	17,541	17,052	17,398
	7,9	Capital One Multi-Asset Execution Trust 2014-A3	0.534%	1/18/22	11,094	11,094	11,102
	7	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	5,853	5,853	5,825
	7,10	CFCRE Commercial Mortgage Trust 2011-C2	5.744%	12/15/47	2,054	2,395	2,364
	7,9	Chase Issuance Trust 2012-A10	0.414%	12/16/19	10,750	10,750	10,721
	7,9	Chase Issuance Trust 2012-A2	0.424%	5/15/19	11,645	11,645	11,653
	7	Chase Issuance Trust 2014-A2	2.770%	3/15/23	2,333	2,332	2,350
	7,10	Chrysler Capital Auto Receivables Trust 2013-AA	1.340%	12/17/18	2,586	2,586	2,601
	7,10	Cit Equipment Collateral 2013-VT1	1.130%	7/20/20	3,849	3,849	3,857
	7,9	Citibank Credit Card Issuance Trust 2008-A7	1.528%	5/20/20	4,778	4,934	4,960
	7,9	Citibank Credit Card Issuance Trust 2013-A2	0.434%	5/26/20	16,184	16,165	16,164

4

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2014

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
7,9	Citibank Credit Card Issuance Trust 2013-A2	0.583%	9/10/20	10,049	10,074	10,080
7	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	4,486	4,532	4,554
7	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	10,470	10,466	10,446
7,10	Citibank Omni Master Trust 2009-A17	4.900%	11/15/18	30,287	30,434	30,451
7	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	2,483	2,511	2,656
7	Citigroup Commercial Mortgage Trust 2008-C7	6.253%	12/10/49	3,616	4,097	4,005
7	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	1,280	1,305	1,273
7,10	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	400	408	409
7	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	1,309	1,343	1,296
7	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	1,548	1,585	1,607
7	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	333	342	352
7	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	50	51	51
7	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	313	322	325
7	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	940	968	955
7	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	130	134	132
7	CNH Equipment Trust 2041-A	1.500%	5/15/20	3,409	3,409	3,373
7	COBALT CMBS Commercial Mortgage Trust 2007-C2	5.484%	4/15/47	5,442	5,860	5,879
7	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	4,471	4,926	4,802
7	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	8,693	9,605	9,290
7	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	595	607	596
7	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	893	911	922
7	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	1,096	1,112	1,075
7	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	1,221	1,243	1,196
7	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	518	528	503
7	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	1,835	1,948	1,931
7	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	430	467	461
7	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	655	672	680
7	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,200	1,282	1,266
7	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	1,494	1,535	1,594
7	COMM 2013-CCRE9 Mortgage Trust	4.378%	7/10/45	3,293	3,388	3,544
7,10	COMM 2013-CCRE9 Mortgage Trust	4.402%	7/10/45	2,083	2,078	2,214
7	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	1,483	1,518	1,531
7,10	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	546	560	575
7	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	834	848	817
7,10	COMM 2013-SFS Mortgage Trust	3.086%	4/12/35	500	497	491
7	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	673	690	698
7	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	470	483	492
7	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	593	609	635
7	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	277	285	289
7	COMM 2014-CR17 Mortgage Trust	4.174%	5/10/47	295	303	307
7	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	100	103	102
7	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	300	309	309
7	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,375	1,416	1,427
10	Commonwealth Bank of Australia	1.875%	12/11/18	2,040	2,031	2,033
7,9	Discover Card Execution Note Trust 2012-A4	0.524%	11/15/19	10,451	10,451	10,485
7	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	13,138	13,138	12,811
7,9	Discover Card Execution Note Trust 2013-A1	0.454%	8/17/20	7,883	7,883	7,882
7,9	Discover Card Execution Note Trust 2013-A6	0.604%	4/15/21	5,095	5,095	5,115
7	Discover Card Execution Note Trust 2014-A4	2.120%	12/15/21	6,500	6,497	6,483
10	DNB Boligkreditt AS	1.450%	3/21/18	1,198	1,196	1,188
7,10	Enterprise Fleet Financing LLC Series 2011-2	1.900%	10/20/16	864	864	865
7,10	Enterprise Fleet Financing LLC Series 2011-3	2.100%	5/20/17	2,652	2,652	2,659
7,10	Enterprise Fleet Financing LLC Series 2012-2	0.720%	4/20/18	1,135	1,135	1,138
7,10	Enterprise Fleet Financing LLC Series 2012-2	0.930%	4/20/18	865	865	867
7,10	Enterprise Fleet Financing LLC Series 2013-2	1.510%	3/20/19	799	799	805
7	Fifth Third Auto 2013-1	1.300%	2/18/20	8,361	8,360	8,404
7,9	First National Master Note Trust 2013-2	0.684%	10/15/19	4,108	4,108	4,120
7	Ford Credit Auto Lease Trust 2013-B	0.960%	10/15/16	1,624	1,624	1,625
7	Ford Credit Auto Lease Trust 2014-A	0.900%	6/15/17	1,337	1,337	1,336
7	Ford Credit Auto Lease Trust 2014-B	1.100%	11/15/17	2,750	2,750	2,754
7,10	Ford Credit Auto Owner Trust 2014-1	2.260%	11/15/25	4,244	4,249	4,269

5

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2014

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
7,9	Ford Credit Floorplan Master Owner Trust A Series
	2014-2	0.654%	2/15/21	6,191	6,191	6,207
7	GE Capital Credit Card Master Note Trust Series 2012-2	2.220%	1/15/22	2,986	2,985	2,968
7,9	GE Capital Credit Card Master Note Trust Series 2012-3	0.604%	3/15/20	23,000	22,914	23,021
7	GE Capital Credit Card Master Note Trust Series 2012-6	1.360%	8/17/20	8,481	8,479	8,398
7,9	GE Dealer Floorplan Master Note Trust Series 2012-2	0.903%	4/22/19	6,570	6,570	6,643
7,9	GE Dealer Floorplan Master Note Trust Series 2012-4	0.593%	10/20/17	4,778	4,778	4,785
7,9	GE Dealer Floorplan Master Note Trust Series 2014-1	0.533%	7/20/19	9,800	9,800	9,804
7,10	GM Financial Leasing Trust 2014-1A	1.300%	5/21/18	1,920	1,920	1,904
7	GMAC Commercial Mortgage Securities Inc. Series
	2004-C3 Trust	4.864%	12/10/41	2,066	2,010	2,071
7,10	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	10,451	10,451	10,583
[7,9,10]	Golden Credit Card Trust 2013-1A	0.404%	2/15/18	1,733	1,733	1,733
[7,9,10]	Golden Credit Card Trust 2014-2A	0.606%	3/15/21	2,781	2,781	2,779
7,10	Great America Leasing Receivables 2011-1	2.340%	4/15/16	156	155	156
7,10	Great America Leasing Receivables 2013-1	1.160%	5/15/18	1,911	1,911	1,911
7,10	Great America Leasing Receivables 2014-1	1.470%	8/15/20	1,077	1,077	1,070
7	GS Mortgage Securities Trust 2006-GG8	5.560%	11/10/39	6,251	6,428	6,690
7,10	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	233	260	257
7	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	1,309	1,347	1,297
7	Harley-Davidson Motorcycle Trust 2013-1	0.870%	7/15/19	2,239	2,239	2,232
7	Harley-Davidson Motorcycle Trust 2014-1	1.550%	10/15/21	2,692	2,691	2,680
7,10	Hilton USA Trust 2013-HLT	2.662%	11/5/30	699	699	701
7,10	Hyundai Auto Lease Securitization Trust 2013-B	1.170%	8/15/17	1,045	1,045	1,042
7,10	Hyundai Auto Lease Securitization Trust 2014-A	1.010%	9/15/17	987	987	990
[7,9,10]	Hyundai Floorplan Master Owner Trust Series 2013-1	0.504%	5/15/18	1,747	1,747	1,748
9	Illinois Student Assistance Commission Series 2010-1	1.284%	4/25/22	3,382	3,382	3,410
7,10	Irvine Core Office Trust 2013-IRV	3.279%	5/15/48	1,906	1,937	1,898
7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP6	5.471%	4/15/43	4,425	4,810	4,675
7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP7	6.058%	4/15/45	3,363	3,706	3,588
7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP10	5.439%	1/15/49	3,119	3,466	3,379
7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP11	5.966%	6/15/49	148	148	148
7,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	2,819	3,189	3,103
7,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.500%	8/15/46	833	965	953
7,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-RR1	4.717%	3/16/46	8,782	8,571	9,464
7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	425	440	439
7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	944	952	924
7,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	833	852	838
7,10	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	1,548	1,566	1,552
7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	3.994%	1/15/46	2,453	2,476	2,585
7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	452	464	471
7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	1,516	1,555	1,482
7	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	2,680	2,750	2,758
7	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.162%	7/15/45	1,309	1,344	1,368
7	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.019%	8/15/46	358	366	369

6

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2014

						Face		Market
					Maturity	Amount	Cost	Value•
				Coupon	Date	($000)	($000)	($000)
7		JPMBB Commercial Mortgage Securities Trust 2013-
		C14		3.761%	8/15/46	358	367	376
7		JPMBB Commercial Mortgage Securities Trust 2013-
		C15		2.977%	11/15/45	1,132	1,159	1,166
7		JPMBB Commercial Mortgage Securities Trust 2013-
		C15		3.659%	11/15/45	179	184	186
7		JPMBB Commercial Mortgage Securities Trust 2013-
		C17		4.199%	1/15/47	816	842	870
7		JPMBB Commercial Mortgage Securities Trust 2014-
		C18		4.079%	2/15/47	402	413	424
7		JPMBB Commercial Mortgage Securities Trust 2014-
		C18		4.439%	2/15/47	402	413	427
7		JPMBB Commercial Mortgage Securities Trust 2014-
		C21		3.428%	8/15/47	580	597	595
7		JPMBB Commercial Mortgage Securities Trust 2014-
		C21		3.775%	8/15/47	650	669	668
7		JPMBB Commercial Mortgage Securities Trust 2014-
		C23		3.934%	9/15/47	900	927	935
9		Kentucky Higher Education Student Loan Corp. 2013-2		0.757%	9/1/28	3,612	3,589	3,598
[7,9,10]		Lanark Master Issuer plc 2012-2A		1.635%	12/22/54	933	933	945
[7,9,10]		Lanark Master Issuer plc 2013-1A		0.735%	12/22/54	6,805	6,805	6,815
7	LB	-UBS Commercial Mortgage Trust 2006-C3		5.641%	3/15/39	5,899	6,421	6,224
7	LB	-UBS Commercial Mortgage Trust 2006-C6		5.342%	9/15/39	3,533	3,847	3,777
7	LB	-UBS Commercial Mortgage Trust 2006-C7		5.347%	11/15/38	4,534	4,552	4,879
7	LB	-UBS Commercial Mortgage Trust 2008-C1		6.320%	4/15/41	8,781	8,784	9,828
7,10		M&T Bank Auto Receivables Trust 2013-1		1.570%	8/15/18	3,123	3,123	3,142
7,10		Macquarie Equipment Funding Trust 2012-A		0.850%	10/22/18	1,135	1,135	1,137
7,9		MBNA Credit Card Master Note Trust 2004-A3		0.414%	8/16/21	15,215	15,077	15,118
7,10		Mercedes-Benz Master Owner Trust 2012-A		0.790%	11/15/17	7,166	7,165	7,175
7		Merrill Lynch Mortgage Trust 2006-C2		5.739%	8/12/43	895	983	958
7	ML	-CFC Commercial Mortgage Trust 2006-2		6.064%	6/12/46	2,512	2,765	2,686
7	ML	-CFC Commercial Mortgage Trust 2007-6		5.331%	3/12/51	2,184	2,186	2,184
7,10		MMAF Equipment Finance LLC 2011-A		2.100%	7/15/17	6,629	6,629	6,711
7,10		MMAF Equipment Finance LLC 2011-A		3.040%	8/15/28	6,271	6,270	6,491
7,10		MMAF Equipment Finance LLC 2012-A		1.680%	5/11/20	1,732	1,732	1,725
7,10		MMAF Equipment Finance LLC 2012-A		1.980%	6/10/32	599	599	605
7,10		MMAF Equipment Finance LLC 2012-A		2.570%	6/9/33	895	895	896
7		Morgan Stanley Bank of America Merrill Lynch Trust
		2012	-C5	3.176%	8/15/45	2,328	2,363	2,341
7		Morgan Stanley Bank of America Merrill Lynch Trust
		2012	-C5	3.792%	8/15/45	416	429	430
7		Morgan Stanley Bank of America Merrill Lynch Trust
		2012	-C6	2.858%	11/15/45	1,132	1,159	1,108
7		Morgan Stanley Bank of America Merrill Lynch Trust
		2013	-C10	4.218%	7/15/46	4,346	4,418	4,623
7		Morgan Stanley Bank of America Merrill Lynch Trust
		2013	-C11	3.085%	8/15/46	476	487	493
7		Morgan Stanley Bank of America Merrill Lynch Trust
		2013	-C12	3.824%	10/15/46	375	383	395
7		Morgan Stanley Bank of America Merrill Lynch Trust
		2014	-C14	4.064%	2/15/47	358	368	376
7		Morgan Stanley Bank of America Merrill Lynch Trust
		2014	-C14	4.384%	2/15/47	179	184	190
7		Morgan Stanley Bank of America Merrill Lynch Trust
		2014	-C16	3.892%	6/15/47	1,314	1,352	1,358
7		Morgan Stanley Bank of America Merrill Lynch Trust
		2014	-C16	4.094%	6/15/47	295	304	306
7		Morgan Stanley Capital I Trust 2006-HQ9		5.728%	7/12/44	5,642	6,204	6,032
7		Morgan Stanley Capital I Trust 2006-IQ12		5.319%	12/15/43	3,307	3,612	3,546
7,10		Morgan Stanley Capital I Trust 2012-STAR		3.201%	8/5/34	1,982	2,021	1,983
7,10		Motor 2012 plc		1.286%	2/25/20	320	320	320
10		National Australia Bank Ltd.		2.000%	6/20/17	2,807	2,846	2,858

7

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2014

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
10	National Australia Bank Ltd.	1.250%	3/8/18	1,933	1,926	1,907
7	Nissan Auto Lease Trust 2014-A	1.040%	10/15/19	4,486	4,485	4,480
7,9	Nissan Master Owner Trust Receivables Series 2013-A	0.454%	2/15/18	3,464	3,464	3,466
10	Norddeutsche Landesbank Girozentrale	2.000%	2/5/19	3,200	3,199	3,196
9	North Carolina State Education Assistance Authority
	2011-1	1.134%	1/26/26	2,005	1,992	2,009
7	Royal Bank of Canada	1.200%	9/19/18	2,896	2,896	2,874
[7,9,10]	Silverstone Master Issuer plc 2010-1A	1.734%	1/21/55	5,569	5,569	5,636
7,9	SLM Student Loan Trust 2005-5	0.334%	4/25/25	16,657	16,206	16,567
7,9	SLM Student Loan Trust 2006-5	0.344%	1/25/27	1,792	1,700	1,761
7,9	SLM Student Loan Trust 2012-6	0.434%	9/25/19	3,031	3,031	3,023
7,9	SLM Student Loan Trust 2013-3	0.455%	5/26/20	3,285	3,280	3,287
7,9	SLM Student Loan Trust 2013-3	0.655%	4/26/27	3,584	3,562	3,533
7,9	SLM Student Loan Trust 2013-5	0.754%	10/25/27	2,992	2,973	3,008
7,9	SLM Student Loan Trust 2013-6	0.804%	6/26/28	4,360	4,360	4,399
7,9	SLM Student Loan Trust 2014-1	0.534%	7/26/21	5,196	5,196	5,215
7,9	SLM Student Loan Trust 2014-1	0.754%	2/26/29	2,747	2,747	2,746
7,9	SLM Student Loan Trust 2014-2-A3	0.745%	3/26/29	7,766	7,766	7,780
7,10	SMART ABS Series 2011-1US Trust	2.520%	11/14/16	1,228	1,228	1,229
7,10	SMART ABS Series 2011-2US Trust	2.310%	4/14/17	3,101	3,101	3,125
7	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	2,239	2,238	2,240
7	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	836	836	835
7	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	1,672	1,672	1,662
7	SMART ABS Series 2014-1US Trust	1.680%	12/14/19	269	269	267
7,9	South Carolina Student Loan Corp. Revenue 2010-1	1.234%	7/25/25	1,348	1,342	1,360
10	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	998	992	981
7,10	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	5,077	5,049	4,949
10	Swedbank Hypotek AB	1.375%	3/28/18	1,131	1,106	1,121
7	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	244	260	258
7,10	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	3,870	3,930	3,898
7	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	1,340	1,367	1,308
7,10	VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	2,470	2,516	2,431
7	Volkswagen Auto Lease Trust	0.990%	7/20/18	2,153	2,153	2,143
7	Wachovia Bank Commercial Mortgage Trust Series
	2006-C29	5.297%	11/15/48	3,785	4,155	4,064
7	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	863	883	851
7	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	327	335	331
7	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	416	422	442
10	Westpac Banking Corp.	2.450%	11/28/16	4,837	4,816	4,983
10	Westpac Banking Corp.	1.850%	11/26/18	1,028	1,027	1,022
7,10	Westpac Banking Corp.	1.250%	12/14/18	1,018	1,020	1,009
7,10	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	1,221	1,359	1,319
7	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	1,072	1,088	1,094
7	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	610	621	639
7	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	208	211	207
7	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	1,858	1,887	1,821
7	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	566	577	569
7	WFRBS Commercial Mortgage Trust 2013-C15	2.900%	8/15/46	161	165	166
7	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	476	489	496
7	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	161	165	166
7	WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	789	808	816
7	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	595	611	620
7	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	1,488	1,529	1,585
7	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	371	388	392
7	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	595	613	613
7	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	140	145	145
7	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	447	460	467
7	World Financial Network Credit Card Master Note Trust
	Series 2013-A	1.610%	12/15/21	1,732	1,732	1,713
7,9	World Financial Network Credit Card Master Note Trust
	Series 2014-A	0.534%	12/15/19	6,729	6,729	6,733
7	World Omni Auto Receivables Trust 2013-B	1.320%	1/15/20	1,953	1,953	1,961

8

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2014

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
7	World Omni Automobile Lease Securitization Trust
	2013-A	1.400%	2/15/19	2,992	2,992	3,009
7,9,10	World Omni Master Owner Trust 2013-1	0.504%	2/15/18	1,612	1,612	1,610

Total Asset-Backed/Commercial Mortgage-Backed Securities					887,511	892,541

Corporate Bonds (19.1%)
Finance (8.6%)
	Banking (6.4%)
	Abbey National Treasury Services plc	1.375%	3/13/17	760	759	759
	Abbey National Treasury Services plc	3.050%	8/23/18	3,410	3,505	3,533
	Abbey National Treasury Services plc	4.000%	3/13/24	4,490	4,461	4,556
10	ABN AMRO Bank NV	2.500%	10/30/18	3,590	3,599	3,624
	American Express Bank FSB	6.000%	9/13/17	1,000	1,111	1,126
	American Express Centurion Bank	6.000%	9/13/17	1,731	1,924	1,949
	American Express Credit Corp.	2.250%	8/15/19	1,800	1,799	1,786
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	2,350	2,344	2,372
10	Australia & New Zealand Banking Group Ltd.	4.875%	1/12/21	4,040	4,521	4,511
10	Australia & New Zealand Banking Group Ltd.	4.500%	3/19/24	3,590	3,585	3,630
	Bank of America Corp.	2.600%	1/15/19	2,520	2,553	2,513
	Bank of America Corp.	2.650%	4/1/19	1,570	1,570	1,564
	Bank of America Corp.	5.700%	1/24/22	2,700	3,090	3,072
	Bank of America Corp.	4.100%	7/24/23	900	924	918
	Bank of America Corp.	4.125%	1/22/24	1,890	1,915	1,922
	Bank of America Corp.	4.000%	4/1/24	900	897	909
	Bank of America NA	1.250%	2/14/17	4,130	4,127	4,117
	Bank of Montreal	2.550%	11/6/22	5,390	5,385	5,196
	Bank of New York Mellon Corp.	1.969%	6/20/17	2,880	2,887	2,924
	Bank of New York Mellon Corp.	4.600%	1/15/20	3,770	4,223	4,151
	Bank of New York Mellon Corp.	3.400%	5/15/24	1,890	1,889	1,885
	Bank of New York Mellon Corp.	3.250%	9/11/24	450	448	442
	Bank of Nova Scotia	1.450%	4/25/18	1,193	1,181	1,177
	Bank of Nova Scotia	2.050%	10/30/18	11,910	11,903	11,912
	Bank of Nova Scotia	4.375%	1/13/21	4,490	5,039	4,922
	Bank of Nova Scotia	2.800%	7/21/21	2,648	2,642	2,625
	Barclays Bank plc	6.750%	5/22/19	3,590	4,288	4,267
	Barclays Bank plc	5.125%	1/8/20	1,800	1,816	2,005
	Barclays Bank plc	3.750%	5/15/24	2,250	2,249	2,237
	BB&T Corp.	2.050%	6/19/18	3,798	3,808	3,812
	Bear Stearns Cos. LLC	6.400%	10/2/17	7,190	7,532	8,139
	Bear Stearns Cos. LLC	7.250%	2/1/18	5,050	5,850	5,875
	BNP Paribas SA	1.375%	3/17/17	1,800	1,800	1,797
	BNP Paribas SA	2.700%	8/20/18	3,590	3,585	3,660
	BNP Paribas SA	2.450%	3/17/19	2,250	2,246	2,261
	BNP Paribas SA	5.000%	1/15/21	6,359	6,840	7,080
	BPCE SA	2.500%	12/10/18	7,485	7,475	7,519
	BPCE SA	2.500%	7/15/19	3,800	3,809	3,778
	BPCE SA	4.000%	4/15/24	5,750	5,740	5,793
	Capital One NA	2.950%	7/23/21	3,600	3,590	3,545
	Citigroup Inc.	2.500%	9/26/18	5,390	5,432	5,426
	Citigroup Inc.	2.500%	7/29/19	1,300	1,299	1,288
	Citigroup Inc.	4.500%	1/14/22	2,340	2,487	2,506
	Citigroup Inc.	3.750%	6/16/24	2,000	2,010	1,993
	Commonwealth Bank of Australia	2.500%	9/20/18	9,880	9,991	10,076
	Commonwealth Bank of Australia	2.250%	3/13/19	2,000	2,000	2,005
10	Commonwealth Bank of Australia	2.000%	6/18/19	2,602	2,592	2,582
10	Commonwealth Bank of Australia	5.000%	3/19/20	2,970	3,307	3,326
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	3,590	3,572	3,615
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	4,187	4,199	4,392
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	10,840	10,954	11,242
	Credit Suisse	2.300%	5/28/19	5,990	5,983	5,942
	Credit Suisse	3.625%	9/9/24	4,800	4,773	4,729

9

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2014

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
Deutsche Bank AG	2.500%	2/13/19	5,390	5,388	5,424
Deutsche Bank AG	3.700%	5/30/24	4,040	4,048	4,009
Goldman Sachs Group Inc.	2.625%	1/31/19	5,030	5,016	5,017
Goldman Sachs Group Inc.	5.250%	7/27/21	1,200	1,336	1,330
Goldman Sachs Group Inc.	4.000%	3/3/24	4,670	4,646	4,694
10 HSBC Bank plc	1.500%	5/15/18	2,250	2,247	2,220
HSBC Bank USA NA	4.875%	8/24/20	3,896	3,839	4,309
HSBC Holdings plc	5.100%	4/5/21	5,840	6,703	6,595
HSBC Holdings plc	4.000%	3/30/22	4,400	4,518	4,632
HSBC Holdings plc	4.250%	3/14/24	2,700	2,683	2,739
HSBC USA Inc.	2.625%	9/24/18	2,700	2,696	2,763
JPMorgan Chase & Co.	1.875%	3/20/15	8,732	8,767	8,790
JPMorgan Chase & Co.	3.400%	6/24/15	12,983	13,186	13,254
JPMorgan Chase & Co.	3.450%	3/1/16	3,590	3,618	3,718
JPMorgan Chase & Co.	2.000%	8/15/17	4,490	4,538	4,527
JPMorgan Chase & Co.	6.000%	1/15/18	12,490	14,091	14,063
JPMorgan Chase & Co.	1.625%	5/15/18	5,500	5,367	5,416
JPMorgan Chase & Co.	2.350%	1/28/19	1,800	1,799	1,795
JPMorgan Chase & Co.	6.300%	4/23/19	8,450	9,513	9,795
JPMorgan Chase & Co.	4.950%	3/25/20	5,955	6,605	6,583
JPMorgan Chase & Co.	4.400%	7/22/20	4,720	5,044	5,086
JPMorgan Chase & Co.	4.250%	10/15/20	8,090	7,874	8,637
JPMorgan Chase & Co.	4.625%	5/10/21	2,740	2,933	2,972
JPMorgan Chase & Co.	4.350%	8/15/21	7,155	7,817	7,657
JPMorgan Chase & Co.	4.500%	1/24/22	9,080	9,929	9,731
JPMorgan Chase & Co.	3.250%	9/23/22	3,140	3,006	3,100
JPMorgan Chase & Co.	3.200%	1/25/23	4,147	3,947	4,054
JPMorgan Chase & Co.	3.625%	5/13/24	3,350	3,356	3,331
JPMorgan Chase Bank NA	6.000%	10/1/17	7,190	7,370	8,041
KeyBank NA	1.650%	2/1/18	2,400	2,398	2,391
Lloyds Bank plc	2.350%	9/5/19	3,900	3,899	3,867
Lloyds Bank plc	6.375%	1/21/21	2,880	2,874	3,431
Manufacturers & Traders Trust Co.	2.300%	1/30/19	6,062	6,053	6,081
Manufacturers & Traders Trust Co.	2.250%	7/25/19	3,400	3,390	3,384
MUFG Americas Holdings Corp.	3.500%	6/18/22	6,290	6,250	6,416
MUFG Union Bank NA	2.625%	9/26/18	1,460	1,489	1,485
National Australia Bank Ltd.	2.300%	7/25/18	3,140	3,139	3,184
National Australia Bank Ltd.	3.000%	1/20/23	4,950	4,903	4,852
PNC Bank NA	2.200%	1/28/19	3,300	3,294	3,303
PNC Bank NA	2.700%	11/1/22	5,710	5,597	5,455
PNC Funding Corp.	5.125%	2/8/20	2,550	2,774	2,874
Royal Bank of Scotland plc	5.625%	8/24/20	9,080	9,979	10,255
State Street Corp.	1.350%	5/15/18	1,800	1,799	1,768
State Street Corp.	3.100%	5/15/23	2,606	2,558	2,528
Svenska Handelsbanken AB	2.500%	1/25/19	2,165	2,180	2,204
Svenska Handelsbanken AB	2.250%	6/17/19	6,290	6,284	6,269
10 Swedbank AB	2.375%	2/27/19	3,770	3,764	3,776
UBS AG	5.875%	12/20/17	1,530	1,715	1,722
UBS AG	2.375%	8/14/19	2,310	2,306	2,290
UBS AG	4.875%	8/4/20	2,000	2,262	2,226
US Bancorp	4.125%	5/24/21	1,350	1,438	1,456
7 US Bank NA	3.778%	4/29/20	5,835	5,969	5,936
Wachovia Bank NA	6.000%	11/15/17	7,190	7,733	8,114
Wachovia Corp.	5.750%	6/15/17	4,570	5,059	5,092
Wachovia Corp.	5.750%	2/1/18	6,740	7,317	7,600
Wells Fargo & Co.	5.625%	12/11/17	7,020	7,770	7,852
Wells Fargo & Co.	2.150%	1/15/19	2,044	2,052	2,039
Wells Fargo & Co.	2.125%	4/22/19	4,940	4,930	4,893
Wells Fargo & Co.	3.450%	2/13/23	7,460	7,456	7,340
Wells Fargo & Co.	3.300%	9/9/24	3,200	3,191	3,135
Westpac Banking Corp.	2.250%	7/30/18	5,575	5,562	5,635
Westpac Banking Corp.	4.875%	11/19/19	7,190	8,072	8,005

10

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2014

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
Brokerage (0.3%)
10 Apollo Management Holdings LP	4.000%	5/30/24	4,760	4,747	4,762
Charles Schwab Corp.	2.200%	7/25/18	450	450	454
Charles Schwab Corp.	4.450%	7/22/20	1,350	1,349	1,485
IntercontinentalExchange Group Inc.	4.000%	10/15/23	10,510	10,596	10,952
Invesco Finance plc	3.125%	11/30/22	4,490	4,443	4,433
Finance Companies (1.4%)
General Electric Capital Corp.	4.375%	9/21/15	7,620	7,869	7,909
General Electric Capital Corp.	2.250%	11/9/15	13,413	13,591	13,648
General Electric Capital Corp.	5.000%	1/8/16	7,407	7,741	7,809
General Electric Capital Corp.	1.500%	7/12/16	4,884	4,925	4,945
General Electric Capital Corp.	2.900%	1/9/17	8,990	9,321	9,342
General Electric Capital Corp.	5.400%	2/15/17	2,010	2,199	2,201
General Electric Capital Corp.	5.625%	9/15/17	6,693	7,466	7,480
General Electric Capital Corp.	5.625%	5/1/18	9,815	10,832	11,068
General Electric Capital Corp.	6.000%	8/7/19	5,030	5,863	5,867
General Electric Capital Corp.	5.500%	1/8/20	9,296	10,412	10,671
General Electric Capital Corp.	5.550%	5/4/20	4,490	5,141	5,153
General Electric Capital Corp.	4.375%	9/16/20	7,550	8,118	8,239
General Electric Capital Corp.	4.625%	1/7/21	6,640	6,997	7,322
General Electric Capital Corp.	5.300%	2/11/21	4,490	5,034	5,063
General Electric Capital Corp.	4.650%	10/17/21	5,255	5,770	5,810
General Electric Capital Corp.	3.450%	5/15/24	3,825	3,809	3,839
Insurance (0.3%)
10 Jackson National Life Global Funding	4.700%	6/1/18	2,250	2,227	2,453
Manulife Financial Corp.	4.900%	9/17/20	6,695	6,926	7,362
MetLife Inc.	3.600%	4/10/24	995	995	1,006
10 Metropolitan Life Global Funding I	3.000%	1/10/23	3,500	3,498	3,443
PartnerRe Finance A LLC	6.875%	6/1/18	2,250	2,578	2,582
PartnerRe Finance B LLC	5.500%	6/1/20	1,740	1,770	1,954
10 Swiss Re Treasury US Corp.	2.875%	12/6/22	4,580	4,592	4,396
UnitedHealth Group Inc.	2.875%	3/15/23	2,700	2,691	2,635
Real Estate Investment Trusts (0.2%)
Simon Property Group LP	5.650%	2/1/20	3,860	3,851	4,439
Simon Property Group LP	4.375%	3/1/21	4,400	4,799	4,792
Simon Property Group LP	3.375%	3/15/22	4,490	4,573	4,585
Simon Property Group LP	3.750%	2/1/24	1,800	1,790	1,847
				681,807	690,071
Industrial (8.8%)
Basic Industry (0.6%)
Air Products & Chemicals Inc.	4.375%	8/21/19	1,940	2,155	2,132
Air Products & Chemicals Inc.	3.000%	11/3/21	1,035	1,042	1,045
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	4,640	4,686	4,737
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	5,620	5,700	5,598
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	5,570	5,647	5,827
EI du Pont de Nemours & Co.	4.625%	1/15/20	2,520	2,632	2,785
EI du Pont de Nemours & Co.	3.625%	1/15/21	1,995	2,129	2,100
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	1,302	1,532	1,542
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	1,135	1,243	1,273
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	4,040	3,943	4,189
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	5,380	5,627	5,684
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	4,270	4,445	4,406
Rio Tinto Finance USA plc	2.250%	12/14/18	900	894	907
Rio Tinto Finance USA plc	3.500%	3/22/22	1,800	1,793	1,837
Rio Tinto Finance USA plc	2.875%	8/21/22	5,390	5,148	5,205
Syngenta Finance NV	3.125%	3/28/22	1,080	1,132	1,085
Capital Goods (1.9%)
Boeing Capital Corp.	4.700%	10/27/19	2,790	3,097	3,112
Boeing Co.	7.950%	8/15/24	5,890	8,235	8,196

11

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2014

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
Caterpillar Financial Services Corp.	1.000%	3/3/17	975	975	972
Caterpillar Financial Services Corp.	5.450%	4/15/18	1,800	1,798	2,024
Caterpillar Financial Services Corp.	3.750%	11/24/23	320	325	333
Caterpillar Inc.	3.400%	5/15/24	1,800	1,800	1,813
Danaher Corp.	5.625%	1/15/18	2,700	2,994	3,035
Danaher Corp.	5.400%	3/1/19	415	482	472
Danaher Corp.	3.900%	6/23/21	900	945	967
Deere & Co.	2.600%	6/8/22	3,590	3,626	3,486
10 EADS Finance BV	2.700%	4/17/23	9,856	9,177	9,473
Emerson Electric Co.	4.125%	4/15/15	490	492	500
Emerson Electric Co.	4.875%	10/15/19	2,700	2,694	3,013
Emerson Electric Co.	2.625%	2/15/23	8,610	8,436	8,314
General Dynamics Corp.	3.875%	7/15/21	5,780	6,307	6,189
General Dynamics Corp.	2.250%	11/15/22	4,490	4,428	4,245
General Electric Co.	5.250%	12/6/17	5,900	5,986	6,554
General Electric Co.	2.700%	10/9/22	6,290	6,300	6,124
General Electric Co.	3.375%	3/11/24	4,115	4,078	4,158
Honeywell International Inc.	5.000%	2/15/19	900	1,031	1,007
Honeywell International Inc.	4.250%	3/1/21	9,510	10,318	10,428
Honeywell International Inc.	3.350%	12/1/23	605	602	617
John Deere Capital Corp.	1.050%	10/11/16	4,025	4,022	4,036
John Deere Capital Corp.	2.000%	1/13/17	2,250	2,249	2,300
John Deere Capital Corp.	1.200%	10/10/17	3,370	3,366	3,362
John Deere Capital Corp.	5.350%	4/3/18	5,545	5,724	6,211
John Deere Capital Corp.	5.750%	9/10/18	2,700	2,936	3,078
John Deere Capital Corp.	2.300%	9/16/19	1,970	1,969	1,969
John Deere Capital Corp.	1.700%	1/15/20	2,700	2,693	2,617
John Deere Capital Corp.	2.800%	3/4/21	3,275	3,270	3,286
John Deere Capital Corp.	3.900%	7/12/21	2,585	2,711	2,775
John Deere Capital Corp.	2.750%	3/15/22	1,980	2,008	1,960
John Deere Capital Corp.	2.800%	1/27/23	900	898	883
Precision Castparts Corp.	1.250%	1/15/18	7,075	7,068	6,988
Precision Castparts Corp.	2.500%	1/15/23	4,130	4,014	3,946
Raytheon Co.	2.500%	12/15/22	2,520	2,429	2,398
United Technologies Corp.	4.500%	4/15/20	5,840	6,040	6,454
United Technologies Corp.	3.100%	6/1/22	9,950	10,209	9,954
Communication (1.4%)
America Movil SAB de CV	2.375%	9/8/16	3,500	3,498	3,579
America Movil SAB de CV	5.000%	10/16/19	1,800	2,003	1,998
America Movil SAB de CV	5.000%	3/30/20	8,990	9,474	9,863
America Movil SAB de CV	3.125%	7/16/22	5,864	5,962	5,716
AT&T Inc.	1.700%	6/1/17	11,985	12,079	12,087
AT&T Inc.	5.500%	2/1/18	9,365	10,398	10,474
AT&T Inc.	2.375%	11/27/18	3,590	3,590	3,625
AT&T Inc.	5.800%	2/15/19	2,520	2,967	2,889
AT&T Inc.	2.300%	3/11/19	1,530	1,522	1,531
AT&T Inc.	4.450%	5/15/21	4,040	4,297	4,373
AT&T Inc.	3.875%	8/15/21	3,230	3,585	3,383
AT&T Inc.	3.000%	2/15/22	3,590	3,590	3,531
AT&T Inc.	2.625%	12/1/22	5,390	5,245	5,122
AT&T Inc.	3.900%	3/11/24	1,800	1,795	1,832
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	1,530	2,138	2,188
Comcast Corp.	5.875%	2/15/18	2,100	2,385	2,383
Comcast Corp.	5.700%	5/15/18	2,220	2,525	2,521
Comcast Corp.	2.850%	1/15/23	2,700	2,610	2,644
Comcast Corp.	3.600%	3/1/24	2,700	2,727	2,749
NBCUniversal Media LLC	5.150%	4/30/20	8,090	9,141	9,174
NBCUniversal Media LLC	4.375%	4/1/21	6,290	6,810	6,861
NBCUniversal Media LLC	2.875%	1/15/23	8,090	7,840	7,926
Consumer Cyclical (1.0%)
American Honda Finance Corp.	2.125%	10/10/18	2,250	2,243	2,264

12

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2014

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
American Honda Finance Corp.	2.250%	8/15/19	6,590	6,578	6,565
Cummins Inc.	3.650%	10/1/23	1,350	1,343	1,397
10 Daimler Finance North America LLC	2.375%	8/1/18	8,285	8,269	8,388
10 Daimler Finance North America LLC	2.875%	3/10/21	3,055	3,050	3,076
10 Daimler Finance North America LLC	3.875%	9/15/21	1,000	1,044	1,058
eBay Inc.	2.200%	8/1/19	1,320	1,317	1,305
eBay Inc.	2.875%	8/1/21	1,000	998	976
eBay Inc.	3.450%	8/1/24	1,000	999	970
Lowe's Cos. Inc.	4.625%	4/15/20	2,070	2,328	2,295
Lowe's Cos. Inc.	3.750%	4/15/21	1,115	1,215	1,186
Lowe's Cos. Inc.	3.800%	11/15/21	2,345	2,471	2,481
Lowe's Cos. Inc.	3.120%	4/15/22	3,590	3,589	3,637
Lowe's Cos. Inc.	3.875%	9/15/23	2,700	2,779	2,846
Lowe's Cos. Inc.	3.125%	9/15/24	1,795	1,779	1,759
MasterCard Inc.	2.000%	4/1/19	670	668	666
MasterCard Inc.	3.375%	4/1/24	1,350	1,344	1,366
PACCAR Financial Corp.	1.600%	3/15/17	2,250	2,250	2,273
PACCAR Financial Corp.	2.200%	9/15/19	450	450	451
Target Corp.	3.500%	7/1/24	3,160	3,146	3,161
TJX Cos. Inc.	6.950%	4/15/19	6,740	7,420	8,080
TJX Cos. Inc.	2.750%	6/15/21	2,700	2,698	2,685
TJX Cos. Inc.	2.500%	5/15/23	1,800	1,799	1,718
VF Corp.	3.500%	9/1/21	1,900	1,969	1,996
10 Volkswagen Group of America Finance LLC	2.125%	5/23/19	1,405	1,404	1,394
10 Volkswagen International Finance NV	4.000%	8/12/20	3,005	3,198	3,204
Wal-Mart Stores Inc.	3.625%	7/8/20	900	953	957
Wal-Mart Stores Inc.	3.250%	10/25/20	1,485	1,544	1,547
Wal-Mart Stores Inc.	4.250%	4/15/21	3,317	3,591	3,643
Wal-Mart Stores Inc.	2.550%	4/11/23	6,290	6,277	6,031
Wal-Mart Stores Inc.	3.300%	4/22/24	630	628	637
Consumer Noncyclical (1.5%)
Allergan Inc.	3.375%	9/15/20	900	898	889
Anheuser-Busch Cos. LLC	5.500%	1/15/18	5,840	6,527	6,503
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	4,270	4,254	4,189
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	2,355	2,342	2,215
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	1,990	2,244	2,249
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	990	1,088	1,075
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	7,770	7,670	7,344
Archer-Daniels-Midland Co.	4.479%	3/1/21	2,250	2,261	2,479
Baxter International Inc.	4.250%	3/15/20	1,800	1,796	1,943
Becton Dickinson & Co.	5.000%	5/15/19	2,970	2,960	3,331
Brown-Forman Corp.	1.000%	1/15/18	410	409	400
Brown-Forman Corp.	2.250%	1/15/23	580	577	540
Coca-Cola Co.	3.200%	11/1/23	8,635	8,799	8,646
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	2,655	2,652	2,676
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	4,490	4,476	4,873
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	1,350	1,331	1,393
CR Bard Inc.	4.400%	1/15/21	2,700	2,687	2,945
Diageo Capital plc	4.828%	7/15/20	2,700	3,116	3,014
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	5,390	5,360	6,102
Hershey Co.	4.125%	12/1/20	785	784	855
Hershey Co.	2.625%	5/1/23	4,500	4,339	4,355
Kaiser Foundation Hospitals	3.500%	4/1/22	1,105	1,098	1,114
Kimberly-Clark Corp.	3.625%	8/1/20	630	629	665
Koninklijke Philips NV	3.750%	3/15/22	7,025	7,147	7,320
Medtronic Inc.	5.600%	3/15/19	1,800	1,890	2,049
Merck & Co. Inc.	2.800%	5/18/23	2,700	2,698	2,626
PepsiCo Inc.	7.900%	11/1/18	900	899	1,106
PepsiCo Inc.	4.500%	1/15/20	2,250	2,427	2,489
PepsiCo Inc.	3.000%	8/25/21	1,360	1,400	1,378
PepsiCo Inc.	3.600%	3/1/24	1,800	1,797	1,846

13

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2014

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
Pfizer Inc.	6.200%	3/15/19	4,490	4,488	5,242
Philip Morris International Inc.	2.900%	11/15/21	1,350	1,337	1,351
Philip Morris International Inc.	3.600%	11/15/23	3,050	3,030	3,089
10 Roche Holdings Inc.	6.000%	3/1/19	5,059	5,850	5,864
Sanofi	1.250%	4/10/18	6,535	6,515	6,434
Sanofi	4.000%	3/29/21	2,700	2,866	2,900
Stryker Corp.	4.375%	1/15/20	1,800	1,793	1,964
Sysco Corp.	2.600%	6/12/22	900	891	867
8 Sysco Corp.	3.500%	10/2/24	3,600	3,586	3,602
Unilever Capital Corp.	4.250%	2/10/21	700	779	770
Energy (1.2%)
BP Capital Markets plc	3.200%	3/11/16	5,480	5,531	5,675
BP Capital Markets plc	1.375%	5/10/18	1,800	1,789	1,766
BP Capital Markets plc	2.241%	9/26/18	3,780	3,792	3,801
BP Capital Markets plc	4.750%	3/10/19	7,640	7,918	8,416
BP Capital Markets plc	4.500%	10/1/20	4,040	4,239	4,411
BP Capital Markets plc	3.561%	11/1/21	6,917	7,017	7,121
BP Capital Markets plc	3.245%	5/6/22	1,800	1,866	1,793
BP Capital Markets plc	2.500%	11/6/22	3,140	3,122	2,951
BP Capital Markets plc	2.750%	5/10/23	2,190	2,155	2,073
BP Capital Markets plc	3.994%	9/26/23	900	926	935
BP Capital Markets plc	3.814%	2/10/24	3,590	3,590	3,649
Chevron Corp.	3.191%	6/24/23	1,350	1,350	1,360
ConocoPhillips Co.	2.400%	12/15/22	1,800	1,783	1,726
Diamond Offshore Drilling Inc.	3.450%	11/1/23	3,590	3,576	3,426
EOG Resources Inc.	2.625%	3/15/23	5,390	5,216	5,149
Halliburton Co.	5.900%	9/15/18	450	450	516
National Oilwell Varco Inc.	2.600%	12/1/22	4,490	4,263	4,284
Occidental Petroleum Corp.	1.500%	2/15/18	2,250	2,249	2,231
Occidental Petroleum Corp.	4.100%	2/1/21	5,815	6,209	6,263
Occidental Petroleum Corp.	3.125%	2/15/22	4,490	4,713	4,511
Occidental Petroleum Corp.	2.700%	2/15/23	1,800	1,708	1,730
Schlumberger Investment SA	3.650%	12/1/23	3,590	3,687	3,702
Shell International Finance BV	4.375%	3/25/20	1,840	2,071	2,024
Total Capital Canada Ltd.	2.750%	7/15/23	2,700	2,547	2,623
Total Capital International SA	2.750%	6/19/21	7,190	7,177	7,243
Total Capital International SA	2.875%	2/17/22	4,040	3,944	4,019
Total Capital International SA	2.700%	1/25/23	1,350	1,378	1,297
Total Capital SA	4.450%	6/24/20	1,800	1,883	1,982
Total Capital SA	4.125%	1/28/21	805	889	868
Technology (0.9%)
Apple Inc.	2.850%	5/6/21	5,840	5,826	5,842
Apple Inc.	2.400%	5/3/23	3,590	3,421	3,396
Apple Inc.	3.450%	5/6/24	5,390	5,386	5,432
Baidu Inc.	3.250%	8/6/18	7,075	7,066	7,282
Broadcom Corp.	3.500%	8/1/24	465	463	463
Cisco Systems Inc.	4.450%	1/15/20	1,800	1,799	1,982
Cisco Systems Inc.	3.625%	3/4/24	2,250	2,249	2,301
EMC Corp.	3.375%	6/1/23	1,800	1,776	1,767
Intel Corp.	3.300%	10/1/21	6,780	6,947	6,975
Intel Corp.	2.700%	12/15/22	5,390	5,322	5,229
International Business Machines Corp.	3.625%	2/12/24	1,800	1,797	1,837
Oracle Corp.	2.375%	1/15/19	2,920	2,942	2,958
Oracle Corp.	2.800%	7/8/21	4,045	4,039	4,019
Oracle Corp.	2.500%	10/15/22	6,300	6,119	6,010
Oracle Corp.	3.625%	7/15/23	4,500	4,635	4,626
Oracle Corp.	3.400%	7/8/24	8,090	8,072	8,040
Xilinx Inc.	3.000%	3/15/21	5,390	5,354	5,423
Transportation (0.3%)
Canadian National Railway Co.	5.850%	11/15/17	1,800	1,798	2,044
Canadian National Railway Co.	2.250%	11/15/22	1,770	1,686	1,688

14

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2014

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
7 CSX Transportation Inc.	6.251%	1/15/23	1,463	1,739	1,713
Union Pacific Corp.	4.163%	7/15/22	1,590	1,728	1,725
Union Pacific Corp.	2.950%	1/15/23	2,715	2,713	2,689
Union Pacific Corp.	3.750%	3/15/24	3,030	3,188	3,151
United Parcel Service Inc.	2.450%	10/1/22	10,322	10,320	9,925
				692,115	698,816
Utilities (1.7%)
Electric (1.7%)
Alabama Power Co.	3.375%	10/1/20	3,590	3,704	3,738
Alabama Power Co.	3.550%	12/1/23	450	449	463
Arizona Public Service Co.	3.350%	6/15/24	3,410	3,407	3,417
Baltimore Gas & Electric Co.	2.800%	8/15/22	3,449	3,312	3,386
Baltimore Gas & Electric Co.	3.350%	7/1/23	3,800	3,758	3,839
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	2,570	2,398	2,446
Connecticut Light & Power Co.	5.650%	5/1/18	2,160	2,483	2,444
Connecticut Light & Power Co.	5.500%	2/1/19	845	975	954
Connecticut Light & Power Co.	2.500%	1/15/23	4,385	4,361	4,202
Consumers Energy Co.	6.125%	3/15/19	1,120	1,309	1,306
Consumers Energy Co.	6.700%	9/15/19	1,120	1,341	1,345
Consumers Energy Co.	5.650%	4/15/20	6,158	7,238	7,145
Consumers Energy Co.	2.850%	5/15/22	4,380	4,377	4,367
Consumers Energy Co.	3.125%	8/31/24	1,350	1,349	1,342
DTE Electric Co.	3.450%	10/1/20	3,210	3,324	3,347
DTE Electric Co.	3.900%	6/1/21	4,115	4,313	4,421
Duke Energy Carolinas LLC	7.000%	11/15/18	2,160	2,637	2,583
Duke Energy Carolinas LLC	4.300%	6/15/20	3,465	3,831	3,801
Duke Energy Carolinas LLC	3.900%	6/15/21	1,729	1,839	1,852
Duke Energy Florida Inc.	5.650%	6/15/18	3,242	3,711	3,682
Duke Energy Florida Inc.	4.550%	4/1/20	3,760	4,107	4,140
Duke Energy Progress Inc.	5.300%	1/15/19	1,800	2,059	2,035
Duke Energy Progress Inc.	3.000%	9/15/21	3,050	3,056	3,093
Entergy Louisiana LLC	4.800%	5/1/21	6,950	7,103	7,703
Entergy Louisiana LLC	3.300%	12/1/22	1,300	1,257	1,309
Kentucky Utilities Co.	3.250%	11/1/20	3,230	3,295	3,342
MidAmerican Energy Co.	5.950%	7/15/17	3,287	3,592	3,689
MidAmerican Energy Co.	5.300%	3/15/18	4,026	4,273	4,491
MidAmerican Energy Co.	3.700%	9/15/23	1,350	1,364	1,411
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	4,242	4,225	5,584
National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	4,490	4,473	4,463
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	3,917	4,000	3,926
PacifiCorp	5.500%	1/15/19	1,350	1,533	1,532
PacifiCorp	3.850%	6/15/21	6,830	7,510	7,302
Potomac Electric Power Co.	3.600%	3/15/24	540	539	555
PPL Electric Utilities Corp.	3.000%	9/15/21	1,030	1,091	1,042
Public Service Electric & Gas Co.	2.375%	5/15/23	2,180	2,144	2,069
Southern California Edison Co.	3.875%	6/1/21	910	961	980
Southern California Edison Co.	3.500%	10/1/23	6,110	6,098	6,279
Union Electric Co.	3.500%	4/15/24	1,520	1,520	1,554
Westar Energy Inc.	5.100%	7/15/20	4,400	4,891	4,978
Natural Gas (0.0%)
10 Centrica plc	4.000%	10/16/23	1,740	1,729	1,765
Southern California Gas Co.	3.150%	9/15/24	985	981	980

				131,917	134,302

Total Corporate Bonds				1,505,839	1,523,189

Sovereign Bonds (U.S. Dollar-Denominated) (4.8%)
Asian Development Bank	1.875%	10/23/18	6,375	6,369	6,442
10 Banco del Estado de Chile	2.000%	11/9/17	1,450	1,457	1,454
10 Bank Nederlandse Gemeenten	1.375%	9/27/17	2,725	2,725	2,735
10 Bermuda	4.854%	2/6/24	2,725	2,725	2,837

15

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2014

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
	Canada	0.875%	2/14/17	1,825	1,824	1,820
10	CDP Financial Inc.	4.400%	11/25/19	4,550	5,085	5,005
10	CNPC General Capital Ltd.	3.400%	4/16/23	800	800	767
	Corp. Andina de Fomento	3.750%	1/15/16	11,825	12,014	12,194
	Corp. Andina de Fomento	4.375%	6/15/22	4,661	4,629	4,965
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	1,300	1,283	1,333
10	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	4,000	3,960	4,092
[10,11]	Dexia Credit Local SA	1.250%	10/18/16	2,725	2,720	2,743
	European Bank for Reconstruction & Development	1.625%	9/3/15	2,150	2,150	2,177
	European Investment Bank	0.625%	4/15/16	4,550	4,548	4,561
	European Investment Bank	2.125%	7/15/16	3,650	3,648	3,749
	European Investment Bank	1.750%	3/15/17	5,450	5,572	5,561
	European Investment Bank	1.625%	6/15/17	2,275	2,274	2,311
	European Investment Bank	4.000%	2/16/21	9,100	9,784	10,072
	European Investment Bank	2.500%	4/15/21	7,275	7,267	7,379
	Export-Import Bank of Korea	5.875%	1/14/15	3,000	3,013	3,044
	Export-Import Bank of Korea	4.125%	9/9/15	4,750	4,745	4,895
	Export-Import Bank of Korea	3.750%	10/20/16	16,250	16,606	17,068
	Export-Import Bank of Korea	4.000%	1/11/17	5,000	5,300	5,287
	Export-Import Bank of Korea	4.000%	1/29/21	2,550	2,686	2,692
	Export-Import Bank of Korea	4.000%	1/14/24	2,000	1,989	2,091
	Inter-American Development Bank	1.125%	3/15/17	2,275	2,269	2,286
	Inter-American Development Bank	2.375%	8/15/17	2,725	2,717	2,822
	Inter-American Development Bank	3.875%	2/14/20	4,550	4,538	4,973
	Inter-American Development Bank	3.000%	2/21/24	3,250	3,235	3,354
	International Bank for Reconstruction & Development	1.000%	9/15/16	4,550	4,534	4,580
	International Finance Corp.	2.250%	4/11/16	4,550	4,542	4,670
	International Finance Corp.	1.125%	11/23/16	2,900	2,894	2,920
10	IPIC GMTN Ltd.	3.125%	11/15/15	4,550	4,546	4,641
12	Japan Bank for International Cooperation	1.750%	11/13/18	2,725	2,718	2,729
12	Japan Bank for International Cooperation	2.125%	2/7/19	2,725	2,709	2,760
12	Japan Finance Organization for Municipalities	4.625%	4/21/15	4,550	4,643	4,658
13	KFW	2.000%	6/1/16	6,825	6,927	6,990
13	KFW	1.250%	10/5/16	4,550	4,543	4,602
13	KFW	1.250%	2/15/17	20,000	19,947	20,181
13	KFW	1.000%	6/11/18	5,225	5,225	5,136
	Korea Development Bank	4.375%	8/10/15	2,275	2,301	2,343
	Korea Development Bank	3.250%	3/9/16	3,375	3,391	3,476
	Korea Development Bank	4.000%	9/9/16	5,050	5,222	5,316
	Korea Development Bank	3.875%	5/4/17	4,000	4,013	4,226
	Korea Development Bank	3.500%	8/22/17	4,425	4,545	4,642
10	Korea East-West Power Co. Ltd.	2.500%	7/16/17	2,050	2,046	2,089
10	Korea Expressway Corp.	1.625%	4/28/17	4,750	4,739	4,745
	Korea Finance Corp.	3.250%	9/20/16	2,000	1,999	2,074
10	Korea Gas Corp.	2.875%	7/29/18	3,650	3,635	3,725
10	Korea Land & Housing Corp.	1.875%	8/2/17	4,750	4,735	4,753
13	Landwirtschaftliche Rentenbank	2.125%	7/15/16	4,550	4,546	4,671
13	Landwirtschaftliche Rentenbank	2.375%	9/13/17	5,000	4,988	5,175
10	Municipality Finance plc	1.125%	4/17/18	2,275	2,273	2,245
10	Nederlandse Waterschapsbank NV	1.875%	3/13/19	1,800	1,794	1,792
	Nordic Investment Bank	2.500%	7/15/15	6,500	6,577	6,618
	North American Development Bank	2.300%	10/10/18	3,750	3,744	3,778
10	Ooredo International Finance Ltd.	3.375%	10/14/16	900	897	933
10	Petronas Capital Ltd.	5.250%	8/12/19	3,917	4,189	4,388
10	Province of Alberta	1.000%	6/21/17	1,825	1,824	1,821
	Province of British Columbia	2.000%	10/23/22	3,650	3,634	3,483
	Province of Manitoba	2.100%	9/6/22	1,900	1,900	1,815
	Province of New Brunswick	2.750%	6/15/18	2,275	2,271	2,361
	Province of Ontario	1.100%	10/25/17	2,725	2,723	2,698
	Province of Ontario	1.200%	2/14/18	2,275	2,273	2,247
	Province of Ontario	3.000%	7/16/18	3,000	2,999	3,138
	Province of Ontario	4.000%	10/7/19	5,475	5,498	5,941
	Province of Ontario	4.400%	4/14/20	3,175	3,169	3,516

16

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2014

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
10	Qatari Diar Finance QSC	3.500%	7/21/15	2,975	2,976	3,032
	Quebec	3.500%	7/29/20	6,375	6,359	6,769
	Quebec	2.750%	8/25/21	9,225	9,194	9,254
7,10	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	737	734	796
7,10	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.832%	9/30/16	1,004	1,004	1,056
	Republic of Chile	3.875%	8/5/20	2,725	2,756	2,880
	Republic of Chile	2.250%	10/30/22	1,450	1,432	1,365
	Republic of Korea	5.125%	12/7/16	2,275	2,432	2,482
	Republic of Korea	7.125%	4/16/19	3,175	3,431	3,855
	Republic of Poland	5.125%	4/21/21	7,115	7,734	7,892
	Republic of Poland	5.000%	3/23/22	3,275	3,453	3,599
	Republic of Poland	4.000%	1/22/24	15,400	15,467	15,900
10	Republic of Slovakia	4.375%	5/21/22	2,275	2,258	2,423
10	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	1,450	1,448	1,482
	State of Israel	5.125%	3/26/19	6,825	6,941	7,665
10	State of Qatar	3.125%	1/20/17	2,275	2,334	2,371
	Statoil ASA	5.250%	4/15/19	4,550	4,657	5,125
	Statoil ASA	2.450%	1/17/23	1,825	1,820	1,742
	Statoil ASA	3.700%	3/1/24	3,650	3,648	3,784
	Svensk Exportkredit AB	1.750%	10/20/15	6,825	6,836	6,926
10	Temasek Financial I Ltd.	2.375%	1/23/23	1,750	1,751	1,674

Total Sovereign Bonds					371,750	380,657

Taxable Municipal Bonds (0.1%)
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.995%	7/1/20	2,050	2,050	2,074
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	EGSL	3.220%	2/1/21	2,986	2,985	3,099
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	ELL	3.450%	2/1/22	1,433	1,432	1,493
	University of California Revenue	2.054%	5/15/18	900	900	923

Total Taxable Municipal Bonds					7,367	7,589

				Shares

Temporary Cash Investment (13.5%)
Money Market Fund (13.5%)
14	Vanguard Market Liquidity Fund	0.109%		1,074,207,113	1,074,207	1,074,207

Total Investments (112.6%)					8,899,496	8,963,046
Other Assets and Liabilities—Net (-12.6%)						(1,001,822)
Net Assets (100%)						7,961,224

• See Note A in Notes to Financial Statements.
1 Securities with a value of $3,990,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $569,000 have been segregated as initial margin for open cleared swap contracts.
3 Securities with a value of $942,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
4 U.S. government guaranteed.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
8 Includes securities purchased on a when-issued or delayed-delivery basis for which the Trust has not taken delivery as of September 30, 2014.
9 Adjustable-rate security.

17

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2014

10	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the aggregate value of these securities was $343,662,000, representing 4.3% of net assets.
11	Guaranteed by multiple countries.
12	Guaranteed by the Government of Japan.
13	Guaranteed by the Federal Republic of Germany.
14	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust

Statement of Operations

Year Ended
September 30, 2014
($000)
Investment Income
Income
Interest[1]	192,841
Total Income	192,841
Expenses
Custodian Fees	237
Auditing Fees	36
Other	1
Total Expenses	274
Net Investment Income	192,567
Realized Net Gain (Loss)
Investment Securities Sold	133,358
Futures Contracts	(1,204)
Swap Contracts	691
Realized Net Gain (Loss)	132,845
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(77,438)
Futures Contracts	(545)
Swap Contracts	(413)
Change in Unrealized Appreciation (Depreciation)	(78,396)
Net Increase (Decrease) in Net Assets Resulting from Operations	247,016
1 Interest income from an affiliated company of the Trust was $1,268,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	192,567	233,615
Realized Net Gain (Loss)	132,845	48,636
Change in Unrealized Appreciation (Depreciation)	(78,396)	(391,055)
Net Increase (Decrease) in Net Assets Resulting from Operations	247,016	(108,804)
Unit Transactions
Issued	438,140	1,105,993
Redeemed	(6,199,396)	(2,760,657)
Net Increase (Decrease) from Unit Transactions	(5,761,256)	(1,654,664)
Total Increase (Decrease)	(5,514,240)	(1,763,468)
Net Assets
Beginning of Period	13,475,464	15,238,932
End of Period	7,961,224	13,475,464

See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust

Financial Highlights

For a Unit Outstanding			Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of
Period	$22.34	$22.51	$21.53	$20.71	$19.28
Investment Operations
Net Investment Income[1]	.436	.365	.483	.594	.703
Net Realized and Unrealized Gain
(Loss) on Investments	.124	(.535)	.497	.226	.727
Total from Investment Operations	.560	(.170)	.980	.820	1.430
Net Asset Value, End of Period	$22.90	$22.34	$22.51	$21.53	$20.71

Total Return	2.50%	-0.76%	4.58%	3.96%	7.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,961	$13,475	$15,239	$16,873	$15,098
Ratio of Total Expenses to Average
Net Assets	0.003%	0.003%	0.003%	0.002%	0.001%
Ratio of Net Investment Income to
Average Net Assets	1.91%	1.63%	2.20%	2.84%	3.54%
1 Calculated based on average units outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust

Notes to Financial Statements

Vanguard Fiduciary Trust Company Intermediate-Term Bond Trust (the “Trust”) is an investment company and was established by a Declaration of Trust dated April 29, 1998, and most recently amended effective November 1, 2011, to provide a collective investment trust for eligible tax-exempt entities (see "Federal Income Taxes" below).

A. The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. Such policies are in accordance with the Declaration of Trust and in conformity with generally accepted accounting principles for U.S. investment companies.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the Trust's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by Vanguard Fiduciary Trust Company (the "Trustee") to represent fair value.

2. Futures Contracts: The Trust uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Trust and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the Trust trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the Trust's performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2014, the Trust's average investment in long and short futures contracts represented 8% and 5% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Swap Contracts: The Trust invests in credit default swaps to adjust the overall credit risk of the Trust or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The Trust may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The Trust may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged

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Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust

between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The Trust enters into interest rate swap transactions to adjust the Trust's sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Schedule of Investments. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the Trust under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the Trust (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the Trust) will be significantly less than the amount paid by the Trust and, in a physically settled swap, the Trust may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the Trust. The Trust's maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The Trust mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the Trust may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the Trust under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the Trust's net assets decline below a certain level, triggering a payment by the Trust if the Trust is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the Trust has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The Trust also enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the Trust's performance,

23

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust

and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the Trust trades with a diverse group of pre-qualified executing brokers; monitors the financial strength of its clearing brokers, executing brokers and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended September 30, 2014, the Trust's average amounts of credit protection sold and credit protection purchased each represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average total amount of interest rate swaps represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The Trust may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the Trust is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The Trust mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The Trust may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the Trust may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the Trust under the master netting arrangements.

At September 30, 2014, counterparties had deposited in segregated accounts securities with a value of $868,000 in connection with TBA transactions.

5. Mortgage Dollar Rolls: The Trust enters into mortgage-dollar-roll transactions, in which the Trust sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The Trust forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The Trust has also entered into mortgage-dollar-roll transactions in which the Trust buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The Trust continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The Trust accounts for mortgage-dollar-roll transactions as purchases and sales. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

6. Federal Income Taxes: The Trust is qualified for the collective investment of funds of tax-exempt pension, stock bonus, and profit-sharing trusts under Section 401(a) of the Internal Revenue Code (the "Code") and governmental plans or units under Section 818(a)(6) of the Code and is exempt from federal income taxation under Section 501(a) of the Code. Net investment income and realized net gains are not required to be distributed to unitholders and are instead retained by the Trust. Management has reviewed the tax-exempt status of the Trust and has concluded that no provision for federal income tax is required in the financial statements.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and

24

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust

accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Vanguard Fiduciary Trust Company is Trustee and administrator for the Trust. Unitholders pay fees directly to the Trustee. No trustee fees are accrued or paid by the Trust directly to the Trustee. Trustee fees are addressed under separate agreements with the unitholders.

C. Various inputs may be used to determine the value of the Trust's investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the Trust's own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the Trust's investments as of September 30, 2014, based on the inputs used to value them:

		Level 1	Level 2	Level 3
Investments		($000)	($000)	($000)
U.S. Government and Agency Obligations		—	5,084,863	—
Asset-Backed/Commercial Mortgage-Backed Securities		—	891,928	613
Corporate Bonds		—	1,523,189	—
Sovereign Bonds		—	380,657	—
Taxable Municipal Bonds		—	7,589	—
Temporary Cash Investments		1,074,207	—	—
Futures Contracts—Assets[1]		314	—	—
Futures Contracts—Liabilities[1]		(470)	—	—
Swap Contracts—Assets		14[1]	—	—
Swap Contracts—Liabilities	(9)	[1]	(80)	—
Total		1,074,056	7,888,146	613
1 Represents variation margin on the last day of the reporting period.

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Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust

D. At September 30, 2014, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate
Statement of Assets and Liabilities	Contracts	Credit Contracts	Total
Caption	($000)	($000)	($000)
Other Assets	328	—	328
Other Liabilities	(479)	(80)	(559)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2014 were:

	Interest Rate
	Contracts	Credit Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(1,204)	—	(1,204)
Swap Contracts	1,156	(465)	691
Realized Net Gain (Loss) on Derivatives	(48)	(465)	(513)

Change in Unrealized Appreciation
(Depreciation) on Derivatives
Futures Contracts	(545)	—	(545)
Swap Contracts	(711)	298	(413)
Change in Unrealized Appreciation	(1,256)	298	(958)
(Depreciation) on Derivatives

At September 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of
			Settlement	Unrealized
		Long (Short)
			Value	Appreciation
		Contracts
Futures Contracts	Expiration		Long (Short) (Depreciation)
2-Year U.S. Treasury Note	December 2014	2,726	596,568	(76)
5-Year U.S. Treasury Note	December 2014	(1,751)	(207,069)	(37)
10-Year U.S. Treasury Note	December 2014	1,282	159,789	(369)
30-Year U.S. Treasury Bond	December 2014	(116)	(15,997)	35
Ultra Long U.S. Treasury Bond	December 2014	(66)	(10,065)	84
				(363)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

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Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust

At September 30, 2014, the Trust had the following open swap contracts:
Over-the-Counter Credit Default Swaps
				Remaining
					Up-Front	Periodic
					Premium	Premium		Unrealized
				Notional Received		Received Appreciation
	Termination			Amount	(Paid)	(Paid ) (Depreciation)
Reference Entity		Date Counterparty[1]		($000)	($000)	(% )		($000)
Credit Protection Purchased
Wells Fargo		3/20/15	GSCM	4,660	(3)	(1.000)		(23)
EI Du Pont De Nemours & Co.		9/20/18	BARC	1,550	30	(1.000)		(14)
EI Du Pont De Nemours & Co.		9/20/18	BNPSW	1,550	30	(1.000)		(15)
EI Du Pont De Nemours & Co.		9/20/18	DBAG	1,550	30	(1.000)		(15)
EI Du Pont De Nemours & Co.		9/20/18	GSCM	1,550	31	(1.000)		(13)
				10,860				(80)
1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.

Centrally Cleared Interest Rate Swaps
				Fixed		Floating
				Interest Rate		Interest Rate		Unrealized
		Notional		Received		Received		Appreciation
Termination			Amount	(Paid)		(Paid)		(Depreciation)
Date	Clearinghouse[1]		($000)	(%)		(%)		($000)
12/2/14	CME		13,359	0.285		(0.157	) [2]	(5)
4/15/15	CME		29,767	0.233		(0.154	) [2]	12
9/15/15	CME		11,903	0.302		(0.154	) [2]	(2)
11/7/15	CME		23,804	0.375		(0.156	) [2]	(8)
11/7/15	CME		29,753	0.374		(0.156	) [2]	(10)
2/7/16	CME		8,911	0.485		(0.156	) [2]	(6)
2/16/16	LCH		17,873	0.370		(0.154	) [2]	(16)
4/15/16	CME		14,823	0.722		(0.154	) [2]	51
6/15/16	CME		14,847	0.704		(0.154	) [2]	32
9/15/16	CME		35,749	0.701		(0.154	) [2]	(1)
9/7/17	CME		11,978	(0.685)		0.156 [2]		24
9/15/18	CME		5,920	1.544		(0.154	) [2]	(1)
1/15/19	CME		25,000	(1.549)		0.154 [2]		100
								170

1 CME—Chicago Mercantile Exchange.
LCH—London Clearing House.
2 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

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Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust

E. During the year ended September 30, 2014, the Trust purchased $10,097,962,000 of investment securities and sold $16,294,018,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $22,404,101,000 and $21,745,261,000, respectively. Detailed information on security transactions can be obtained from the Trustee upon request.

F. Units issued and redeemed were:
	Year Ended September 30,
	2014	2013
	Units	Units
	(000)	(000)
Issued	19,397	49,459
Redeemed	(274,885)	(123,211)
Net Increase (Decrease) in Units Outstanding	(255,488)	(73,752)

G. Management has determined that no material events or transactions occurred through November 14, 2014, that would require recognition or disclosure in these financial statements.

28

To the Board of Trustees of Vanguard Fiduciary Trust Company

We have audited the accompanying financial statements of Vanguard Fiduciary Trust Company Intermediate-Term Bond Trust (the “Trust”), which comprise the statement of assets and liabilities, including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are hereafter collectively referred to as "financial statements".

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Trust’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vanguard Fiduciary Trust Company Intermediate-Term Bond Trust at September 30, 2014, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in accordance with accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103-7042

T:	(267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Vanguard®Fiduciary Trust Company Intermediate-Term Bond Trust Financial Statements September 30, 2013

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust

Statement of Assets and Liabilities
As of September 30, 2013

Amount
($000)
Assets
Investments in Securities, at Value
Unaffiliated Issuers	13,289,457
Affiliated Vanguard Funds	1,680,741
Total Investments in Securities	14,970,198
Receivables for Investment Securities Sold	403,138
Other Assets	57,319
Total Assets	15,430,655
Liabilities
Payables for Investment Securities Purchased	1,948,125
Other Liabilities	7,066
Total Liabilities	1,955,191
Net Assets	13,475,464

At September 30, 2013, net assets consisted of:
Paid-in Capital	8,432,985
Accumulated Net Investment Income	4,007,081
Accumulated Net Realized Gains	893,725
Unrealized Appreciation (Depreciation)
Investment Securities	140,988
Futures Contracts	182
Swap Contracts	503
Net Assets	13,475,464

603,090,257 Units of Beneficial Ownership Outstanding

Net Asset Value Per Unit (Net Assets Divided by Units Outstanding)	$22.34

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2013

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)

U.S. Government and Agency Obligations (63.1%)
U.S. Government Securities (32.5%)
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	158,593	162,668	165,147
	United States Treasury Note/Bond	2.625%	6/30/14	2,237	2,276	2,279
1	United States Treasury Note/Bond	0.625%	7/15/14	16,637	16,680	16,707
	United States Treasury Note/Bond	2.625%	7/31/14	11,677	11,897	11,922
	United States Treasury Note/Bond	2.375%	8/31/14	13,690	13,942	13,972
	United States Treasury Note/Bond	0.250%	9/30/14	435,000	435,343	435,544
	United States Treasury Note/Bond	2.375%	10/31/14	56,854	57,065	58,222
	United States Treasury Note/Bond	0.250%	12/15/14	50,000	49,920	50,054
	United States Treasury Note/Bond	2.625%	12/31/14	63,931	65,729	65,889
	United States Treasury Note/Bond	0.250%	1/15/15	64,000	63,889	64,060
	United States Treasury Note/Bond	0.250%	2/15/15	75,000	74,834	75,058
	United States Treasury Note/Bond	2.375%	2/28/15	125,000	128,257	128,827
	United States Treasury Note/Bond	0.375%	3/15/15	37,000	36,900	37,093
	United States Treasury Note/Bond	2.500%	3/31/15	39,082	39,255	40,413
	United States Treasury Note/Bond	0.375%	4/15/15	67,577	67,575	67,725
	United States Treasury Note/Bond	0.375%	6/15/15	37,384	37,368	37,454
	United States Treasury Note/Bond	0.250%	7/15/15	32,000	31,981	31,980
	United States Treasury Note/Bond	1.250%	8/31/15	159	159	162
	United States Treasury Note/Bond	0.375%	3/15/16	25,000	24,991	24,961
	United States Treasury Note/Bond	2.000%	4/30/16	5,500	5,703	5,713
	United States Treasury Note/Bond	7.250%	5/15/16	28,185	30,057	33,153
	United States Treasury Note/Bond	1.000%	8/31/16	70,000	70,771	70,766
	United States Treasury Note/Bond	3.000%	8/31/16	150,000	160,231	160,288
	United States Treasury Note/Bond	0.875%	9/15/16	760,750	760,856	766,456
	United States Treasury Note/Bond	1.000%	9/30/16	94,628	95,883	95,633
	United States Treasury Note/Bond	0.875%	1/31/17	75,000	75,040	75,199
	United States Treasury Note/Bond	3.000%	2/28/17	94,083	98,166	101,007
	United States Treasury Note/Bond	1.000%	3/31/17	9,836	9,818	9,884
	United States Treasury Note/Bond	3.250%	3/31/17	50,000	54,356	54,125
2	United States Treasury Note/Bond	8.750%	5/15/17	24,159	27,473	30,935
	United States Treasury Note/Bond	1.875%	8/31/17	31,891	31,796	32,937
	United States Treasury Note/Bond	2.250%	11/30/17	60,000	63,547	62,756
	United States Treasury Note/Bond	0.625%	4/30/18	20,850	20,238	20,270
	United States Treasury Note/Bond	2.375%	5/31/18	67,000	67,223	70,329
	United States Treasury Note/Bond	2.375%	6/30/18	160,000	161,386	167,901
	United States Treasury Note/Bond	1.375%	9/30/18	139,000	138,757	138,935
	United States Treasury Note/Bond	2.750%	2/15/19	166,613	178,280	177,313
	United States Treasury Note/Bond	1.375%	2/28/19	35,760	35,573	35,492
	United States Treasury Note/Bond	1.250%	4/30/19	18,000	17,908	17,677
	United States Treasury Note/Bond	3.125%	5/15/19	132,211	142,353	143,284
	United States Treasury Note/Bond	1.125%	5/31/19	71,320	71,562	69,381
	United States Treasury Note/Bond	3.625%	8/15/19	786	797	873
	United States Treasury Note/Bond	1.000%	8/31/19	44,500	44,077	42,706
	United States Treasury Note/Bond	3.375%	11/15/19	16,790	16,778	18,422
	United States Treasury Note/Bond	3.625%	2/15/20	80,528	88,004	89,462
	United States Treasury Note/Bond	3.125%	5/15/21	175,000	175,583	187,085
	United States Treasury Note/Bond	2.125%	8/15/21	50,213	50,023	49,813
	United States Treasury Note/Bond	2.000%	11/15/21	166,361	167,762	162,669
	United States Treasury Note/Bond	1.750%	5/15/22	11,500	11,676	10,896
	United States Treasury Note/Bond	1.625%	11/15/22	16,750	16,516	15,512
	United States Treasury Note/Bond	2.500%	8/15/23	134,250	132,939	132,949
					4,341,861	4,377,290
Agency Bonds and Notes (3.5%)
3	Federal Home Loan Banks	0.375%	8/28/15	2,000	2,000	2,001
4	Federal Home Loan Mortgage Corp.	0.875%	10/14/16	12,000	12,000	12,031
4	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	7,500	7,491	7,511
4,5	Federal Home Loan Mortgage Corp.	1.000%	9/27/17	14,500	14,500	14,301
4	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	4,000	3,845	3,903
4	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	50,000	49,546	47,774

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2013

					Face		Market
			Maturity		Amount	Cost	Value•
		Coupon	Date		($000)	($000)	($000)
4	Federal Home Loan Mortgage Corp.	1.375%	5/1/20		39,500	39,290	37,508
4	Federal National Mortgage Assn.	0.500%	7/2/15		5,500	5,519	5,519
4	Federal National Mortgage Assn.	0.500%	9/28/15		24,750	24,765	24,804
4	Federal National Mortgage Assn.	1.625%	10/26/15		18,500	18,945	18,966
4	Federal National Mortgage Assn.	0.375%	12/21/15		4,000	3,995	3,993
4	Federal National Mortgage Assn.	0.500%	3/30/16		1,500	1,493	1,498
4	Federal National Mortgage Assn.	1.375%	11/15/16		7,500	7,649	7,631
4	Federal National Mortgage Assn.	1.250%	1/30/17		71,000	72,282	71,793
4	Federal National Mortgage Assn.	5.000%	2/13/17		7,250	8,207	8,226
4,5	Federal National Mortgage Assn.	1.000%	3/20/17		18,000	18,027	17,949
4	Federal National Mortgage Assn.	0.875%	8/28/17		34,500	33,967	34,114
4	Federal National Mortgage Assn.	1.625%	11/27/18		156,500	155,901	156,041
						479,422	475,563
Conventional Mortgage-Backed Securities (27.1%)
4,6	Fannie Mae Pool	2.000%	10/1/28		13,750	13,067	13,410
4,6	Fannie Mae Pool	2.500%	1/1/28–2/1/43		79,917	78,699	80,056
4,6	Fannie Mae Pool	3.000%	4/1/27–10/1/43		238,442	237,194	238,409
4,6	Fannie Mae Pool	3.500%	8/1/20–10/1/43		381,552	387,648	391,859
4,6	Fannie Mae Pool	4.000%	1/1/14–10/1/43		294,859	304,870	310,836
4,6	Fannie Mae Pool	4.500%	11/1/14–10/1/43		201,787	211,044	215,485
4,6	Fannie Mae Pool	5.000%	3/1/14–10/1/43		181,388	190,022	196,600
4,6	Fannie Mae Pool	5.500%	1/1/17–10/1/43		129,487	137,548	141,072
4,6	Fannie Mae Pool	6.000%	7/1/14–10/1/43		93,191	99,401	102,172
4	Fannie Mae Pool	6.500%	11/1/13–8/1/39		30,991	32,492	34,476
4	Fannie Mae Pool	7.000%	12/1/15–12/1/38		11,539	12,120	13,069
4	Fannie Mae Pool	7.500%	6/1/15–6/1/32		747	798	831
4	Fannie Mae Pool	8.000%	7/1/30–1/1/31		37	38	42
4	Fannie Mae Pool	8.500%	12/1/30		17	17	19
4,6	Freddie Mac Gold Pool	2.000%	6/1/28–10/1/28		8,225	7,821	8,018
4	Freddie Mac Gold Pool	2.500%	8/1/27–4/1/43		50,837	51,588	51,060
4,6	Freddie Mac Gold Pool	3.000%	10/1/28–3/1/43		111,797	111,759	111,865
4,6	Freddie Mac Gold Pool	3.500%	10/1/20–10/1/43		175,105	180,065	179,900
4,6	Freddie Mac Gold Pool	4.000%	3/1/14–10/1/43		137,498	142,598	144,669
4	Freddie Mac Gold Pool	4.500%	3/1/15–8/1/41		113,237	117,416	120,503
4,6	Freddie Mac Gold Pool	5.000%	5/1/15–10/1/43		78,083	81,870	84,138
4	Freddie Mac Gold Pool	5.500%	8/1/14–2/1/40		78,407	80,563	85,794
4,6	Freddie Mac Gold Pool	6.000%	7/1/20–10/1/43		66,508	70,250	73,157
4	Freddie Mac Gold Pool	6.500%	6/1/14–9/1/38		19,846	20,857	22,074
4	Freddie Mac Gold Pool	7.000%	1/1/16–6/1/38		7,695	8,078	8,673
4	Freddie Mac Gold Pool	7.500%	10/1/15–5/1/32		645	702	734
4	Freddie Mac Gold Pool	8.000%	12/1/15–1/1/31		56	58	63
4	Freddie Mac Gold Pool	8.500%	11/1/30		2	2	2
	Ginnie Mae I Pool	2.500%	1/15/43–6/15/43		1,491	1,384	1,391
	Ginnie Mae I Pool	3.000%	9/15/42–9/15/43		36,078	35,297	35,655
6	Ginnie Mae I Pool	3.500%	2/15/42–10/1/43		42,958	45,717	44,226
6	Ginnie Mae I Pool	4.000%	3/15/39–10/1/43		56,437	61,506	59,652
6	Ginnie Mae I Pool	4.500%	2/15/39–10/1/43		83,619	89,650	90,090
6	Ginnie Mae I Pool	5.000%	2/15/33–10/1/43		53,673	57,093	58,845
6	Ginnie Mae I Pool	5.500%	3/15/31–10/1/43		33,283	36,232	36,602
	Ginnie Mae I Pool	6.000%	2/15/17–3/15/40		14,465	16,127	15,990
			12/15/27	–
	Ginnie Mae I Pool	6.500%	6/15/38		9,958	10,343	11,161

	Ginnie Mae I Pool		8/15/24	–
		7.000%	11/15/31		453	462	501
	Ginnie Mae I Pool	7.500%	4/15/17–3/15/32		75	78	85
			4/15/30	–
	Ginnie Mae I Pool	8.000%	10/15/30		82	83	92
	Ginnie Mae I Pool	8.500%	7/15/30		26	27	27
	Ginnie Mae I Pool	9.000%	1/15/20–7/15/21		7	8	8
	Ginnie Mae I Pool	9.500%	10/15/19			—	—
	Ginnie Mae II Pool	2.500%	3/20/43–4/20/43		5,947	6,053	5,545
6	Ginnie Mae II Pool	3.000%	10/1/43		74,087	71,045	72,930

See accompanying Notes, which are an integral part of the Financial Statements.

	Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
	Schedule of Investments
	September 30, 2013

					Face		Market
				Maturity	Amount	Cost	Value•
			Coupon	Date	($000)	($000)	($000)
	6	Ginnie Mae II Pool	3.500%	8/20/42–10/1/43	168,823	170,384	173,941
	6	Ginnie Mae II Pool	4.000%	2/20/34–10/1/43	112,777	117,516	119,324
	6	Ginnie Mae II Pool	4.500%	3/20/33–10/1/43	126,183	137,693	136,638
		Ginnie Mae II Pool	5.000%	5/20/39–2/20/42	85,009	93,659	93,425
	6	Ginnie Mae II Pool	5.500%	4/20/37–10/1/43	35,595	38,797	38,944
	6	Ginnie Mae II Pool	6.000%	5/20/36–10/1/43	20,486	22,653	22,615
		Ginnie Mae II Pool	6.500%	3/20/38–7/20/39	163	173	184
						3,590,565	3,646,857
	Nonconventional Mortgage-Backed Securities (0.0%)
	4,7	Fannie Mae Pool	2.125%	12/1/32	16	16	17
	4,7	Fannie Mae Pool	2.346%	5/1/33	155	160	166
	4,7	Fannie Mae Pool	2.382%	9/1/32	5	5	5
	4,7	Fannie Mae Pool	2.414%	8/1/33	86	88	92
	4,7	Fannie Mae Pool	2.535%	8/1/33	62	64	64
	4,7	Fannie Mae Pool	2.550%	7/1/33	261	271	270
	4,7	Fannie Mae Pool	2.702%	5/1/33	35	36	38
	4,7	Freddie Mac Non Gold Pool	2.473%	8/1/37	129	136	137
	4,7	Freddie Mac Non Gold Pool	2.836%	1/1/33–2/1/33	104	108	109
	4,7	Freddie Mac Non Gold Pool	2.970%	10/1/32	36	37	38
						921	936

	Total U.S. Government and Agency Obligations					8,412,769	8,500,646

Asset	-Backed/Commercial Mortgage-Backed Securities (11.1%)
	5	Ally Auto Receivables Trust 2012-SN1	0.700%	12/21/15	1,800	1,800	1,801
	5	Ally Auto Receivables Trust 2013-SN1	0.900%	5/22/17	3,350	3,349	3,346
	5,8	Ally Master Owner Trust Series 2010-2	4.250%	4/15/17	1,035	1,039	1,088
	5,7	Ally Master Owner Trust Series 2010-4	1.252%	8/15/17	66,000	66,000	66,657
	5	Ally Master Owner Trust Series 2012-3	1.210%	6/15/17	8,550	8,549	8,596
	5,7	American Express Credit Account Secured Note Trust
		2012-1	0.452%	1/15/20	3,000	3,000	2,996
	5,7	American Express Credit Account Secured Note Trust
		2012-4	0.422%	5/15/20	21,000	21,000	20,929
	5,7	American Express Issuance Trust II 2013-1	0.462%	2/15/19	18,000	18,000	17,981
	5,7	American Express Issuance Trust II 2013-2	0.610%	8/15/19	5,555	5,555	5,555
	5,8	Americold 2010 LLC Trust Series 2010-ART	4.954%	1/14/29	8,620	8,620	9,226
	5	AmeriCredit Automobile Receivables Trust 2012-1	1.230%	9/8/16	1,700	1,700	1,708
	5,7,8	Arkle Master Issuer plc Series 2010-1	1.513%	5/17/60	14,170	14,170	14,343
	5,7,8	Arran Residential Mortgages Funding 2010-1 plc	1.663%	5/16/47	6,727	6,727	6,812
	5,7,8	Arran Residential Mortgages Funding 2011-1 plc	1.713%	11/19/47	5,694	5,694	5,771
	8	Australia & New Zealand Banking Group Ltd.	2.400%	11/23/16	8,500	8,529	8,822
	5,7	BA Credit Card Trust 2007-A4	0.222%	11/15/19	18,120	17,479	17,903
	5	Banc of America Commercial Mortgage Trust 2006-5	5.317%	9/10/47	1,928	1,928	1,935
	5,7,8	Bank of America Student Loan Trust 2010-1A	1.066%	2/25/43	19,374	19,374	19,526
	8	Bank of Nova Scotia	1.950%	1/30/17	9,925	10,004	10,185
	8	Bank of Nova Scotia	1.750%	3/22/17	24,350	24,458	24,808
	5	Bear Stearns Commercial Mortgage Securities Trust
		2007-PWR16	5.846%	6/11/40	3,295	3,307	3,348
	5	Bear Stearns Commercial Mortgage Securities Trust
		2007-PWR16	5.898%	6/11/40	21,733	21,966	24,502
	5	Bear Stearns Commercial Mortgage Securities Trust
		2007-TOP28	5.710%	9/11/42	5,242	5,953	5,961
	5,7,8	BMW Floorplan Master Owner Trust 2012-1A	0.582%	9/15/17	15,100	15,100	15,102
	5,7	Brazos Higher Education Authority Inc. Series 2005-3	0.451%	6/25/26	5,710	5,332	5,338
	5,7	Brazos Higher Education Authority Inc. Series 2011-1	1.062%	2/25/30	6,500	6,424	6,548
	5	Capital Auto Receivables Asset Trust 2013-1	1.300%	2/18/20	14,000	13,997	14,055
	5,7	Capital One Multi-asset Execution Trust 2007-A1	0.232%	11/15/19	1,970	1,891	1,952
	5,7	Capital One Multi-asset Execution Trust 2007-A2	0.262%	12/16/19	60,350	58,171	59,814
	5,7	Capital One Multi-asset Execution Trust 2007-A5	0.222%	7/15/20	29,371	28,397	28,916
	5,7,8	Cards II Trust 2012-4A	0.632%	9/15/17	4,370	4,370	4,376
	5	CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	3,000	3,000	2,984
	5	CD 2007-CD4 Commercial Mortgage Trust	5.205%	12/11/49	758	755	758

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2013

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
5	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	9,800	9,800	9,847
5,8	CFCRE Commercial Mortgage Trust 2011-C2	5.745%	12/15/47	3,450	4,023	3,810
5,7	Chase Issuance Trust 2012-A2	0.452%	5/15/19	19,500	19,500	19,448
5	Chase Issuance Trust 2012-A3	0.790%	6/15/17	15,800	15,798	15,854
5,7	Chase Issuance Trust 2012-A10	0.442%	12/16/19	18,000	18,000	17,930
5,7	Citibank Credit Card Issuance Trust 2006-A8	0.308%	12/17/18	1,000	979	990
5	Citibank Credit Card Issuance Trust 2007-A8	5.650%	9/20/19	4,900	5,179	5,683
5,7	Citibank Credit Card Issuance Trust 2008-A7	1.555%	5/20/20	8,000	8,307	8,353
5,7	Citibank Credit Card Issuance Trust 2013-A2	0.460%	5/26/20	12,100	12,100	12,020
5,8	Citibank Omni Master Trust 2009-A13	5.350%	8/15/18	31,115	31,264	32,374
5,7,8	Citibank Omni Master Trust 2009-A14A	2.932%	8/15/18	7,830	8,142	7,991
5,8	Citibank Omni Master Trust 2009-A17	4.900%	11/15/18	65,831	66,972	68,926
5	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	4,170	4,219	4,598
5	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	2,150	2,191	2,063
5,8	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	750	767	740
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	2,200	2,263	2,100
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	2,600	2,678	2,678
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	560	577	577
5	COBALT CMBS Commercial Mortgage Trust 2007-C2	5.484%	4/15/47	9,596	10,355	10,678
5	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	8,272	9,124	9,131
5	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	14,600	16,183	16,076
5	COMM 2007-C9 Mortgage Trust	5.811%	12/10/49	766	766	766
5	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	1,000	1,022	969
5	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	1,500	1,533	1,491
5	COMM 2012-CCRE3 Mortgage Trust	2.822%	11/15/45	3,250	3,311	3,065
5	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	2,050	2,088	1,929
5	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	870	890	811
5	COMM 2013-CCRE9 Mortgage Trust	4.380%	7/10/45	5,530	5,695	5,793
5,8	COMM 2013-CCRE9 Mortgage Trust	4.404%	7/10/45	3,500	3,491	3,583
5	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	1,400	1,427	1,325
5	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	2,490	2,564	2,565
5,8	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	820	845	845
5,8	COMM 2013-SFS Mortgage Trust	3.086%	4/12/35	900	895	840
8	Commonwealth Bank of Australia	2.250%	3/16/17	9,850	9,895	10,143
5	Credit Suisse Commercial Mortgage Trust Series 2007-
	C5	5.589%	9/15/40	119	119	119
5,7	Discover Card Execution Note Trust 2012-A4	0.552%	11/15/19	17,500	17,500	17,530
5	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	22,000	21,999	21,264
5,7	Discover Card Execution Note Trust 2013-A1	0.482%	8/17/20	13,200	13,200	13,124
8	DNB Boligkreditt AS	1.450%	3/21/18	3,500	3,493	3,448
5	Dryrock Issuance Trust Series 2012-2	0.640%	8/15/18	6,000	6,000	5,979
5,8	Enterprise Fleet Financing LLC Series 2011-2	1.900%	10/20/16	4,900	4,900	4,949
5,8	Enterprise Fleet Financing LLC Series 2011-3	2.100%	5/20/17	4,940	4,939	4,984
5,8	Enterprise Fleet Financing LLC Series 2012-2	0.720%	4/20/18	4,403	4,403	4,403
5,8	Enterprise Fleet Financing LLC Series 2012-2	0.930%	4/20/18	1,600	1,600	1,590
5,8	Enterprise Fleet Financing LLC Series 2013-2	1.510%	3/20/19	1,200	1,200	1,206
5	Ford Credit Auto Lease Trust 2013-A	0.780%	4/15/16	4,000	4,000	3,988
5,7,8	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	1.882%	2/15/17	56,670	57,707	57,659
5,8	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	4.200%	2/15/17	27,400	27,656	28,662
5	GE Capital Credit Card Master Note Trust Series 2012-2	2.220%	1/15/22	5,000	4,998	5,015
5	GE Capital Credit Card Master Note Trust Series 2012-6	1.360%	8/17/20	14,200	14,195	14,060
5	GE Commercial Mortgage Corp. Series 2005-C1 Trust	4.578%	6/10/48	1,666	1,666	1,684
5,7	GE Dealer Floorplan Master Note Trust Series 2012-1	0.750%	2/20/17	9,200	9,200	9,223
5,7	GE Dealer Floorplan Master Note Trust Series 2012-2	0.930%	4/22/19	11,000	11,000	11,082
5,7	GE Dealer Floorplan Master Note Trust Series 2012-4	0.620%	10/20/17	8,000	8,000	8,000
5	GMAC Commercial Mortgage Securities Inc. Series
	2004-C3 Trust	4.864%	12/10/41	13,150	12,687	13,642
5,8	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	17,500	17,499	17,759
5,7,8	Golden Credit Card Trust 2013-1A	0.432%	2/15/18	5,800	5,800	5,780
5,8	Great America Leasing Receivables 2011-1	2.340%	4/15/16	1,342	1,342	1,353

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2013

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
5,8	Great America Leasing Receivables 2013-1	1.160%	5/15/18	3,200	3,200	3,198
5	GS Mortgage Securities Trust 2006-GG6	5.506%	4/10/38	7,141	7,213	7,140
5	GS Mortgage Securities Trust 2006-GG8	5.560%	11/10/39	10,500	10,932	11,566
5,8	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	350	392	379
5	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	2,200	2,265	2,102
5	Harley-Davidson Motorcycle Trust 2013-1	0.870%	7/15/19	3,750	3,749	3,722
5,8	Hyundai Auto Lease Securitization Trust 2012-A	1.050%	4/17/17	1,300	1,300	1,305
5,8	Hyundai Auto Lease Securitization Trust 2013-A	0.660%	6/15/16	3,300	3,300	3,297
5,8	Hyundai Auto Lease Securitization Trust 2013-A	0.770%	10/17/16	1,400	1,400	1,398
5,8	Hyundai Auto Lease Securitization Trust 2013-B	1.170%	8/15/17	1,750	1,750	1,753
5,7,8	Hyundai Floorplan Master Owner Trust Series 2013-1	0.532%	5/15/18	3,000	3,000	2,997
7	Illinois Student Assistance Commission Series 2010-1	1.316%	4/25/22	7,485	7,485	7,532
5,8	Irvine Core Office Trust 2013-IRV	2.068%	5/15/48	1,846	1,864	1,795
5,8	Irvine Core Office Trust 2013-IRV	3.279%	5/15/48	3,200	3,259	3,013
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP6	5.471%	4/15/43	8,368	9,121	9,145
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP10	5.439%	1/15/49	5,278	5,884	5,872
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP11	5.987%	6/15/49	7,944	7,964	8,039
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP12	5.827%	2/15/51	4,699	4,699	4,718
5,8	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	4,735	5,416	5,150
5,8	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.492%	8/15/46	1,400	1,630	1,570
5,8	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-RR1	4.717%	3/16/46	14,751	14,342	15,569
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	900	922	849
5,8	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	1,400	1,434	1,349
5,8	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	2,600	2,634	2,497
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	3.994%	1/15/46	4,119	4,160	4,214
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	2,546	2,619	2,398
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	4,500	4,631	4,484
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.163%	7/15/45	2,200	2,264	2,213
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.019%	8/15/46	600	618	620
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	600	618	621
5,7,8	Lanark Master Issuer plc 2012-2A	1.662%	12/22/54	2,095	2,094	2,128
5,7,8	Lanark Master Issuer plc 2013-1A	0.762%	12/22/54	8,000	8,000	7,954
5	LB-UBS Commercial Mortgage Trust 2006-C3	5.641%	3/15/39	11,802	12,887	12,872
5	LB-UBS Commercial Mortgage Trust 2006-C6	5.342%	9/15/39	6,503	7,105	7,025
5	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	7,615	7,651	8,392
5	LB-UBS Commercial Mortgage Trust 2008-C1	6.320%	4/15/41	14,750	14,755	17,062
5,8	M&T Bank Auto Receivables Trust 2013-1	1.570%	8/15/18	5,230	5,230	5,281
5,8	Macquarie Equipment Funding Trust 2012-A	0.850%	10/22/18	1,900	1,900	1,891
5,7	MBNA Credit Card Master Note Trust 2004-A3	0.442%	8/16/21	3,625	3,610	3,583
5,8	Mercedes-Benz Master Owner Trust 2012-A	0.790%	11/15/17	12,000	11,997	11,993
5	Merrill Lynch Mortgage Trust 2006-C2	5.739%	8/12/43	1,525	1,681	1,687
5	Merrill Lynch Mortgage Trust 2007-C1	5.941%	6/12/50	2,039	2,042	2,044
5	ML-CFC Commercial Mortgage Trust 2006-2	6.084%	6/12/46	4,338	4,789	4,798
5	ML-CFC Commercial Mortgage Trust 2007-6	5.331%	3/12/51	4,281	4,291	4,285
5	ML-CFC Commercial Mortgage Trust 2007-9	5.590%	9/12/49	7,731	7,680	7,729
5,8	MMAF Equipment Finance LLC 2011-A	2.100%	7/15/17	11,100	11,099	11,281

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2013

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
5,8	MMAF Equipment Finance LLC 2011-A	3.040%	8/15/28	10,500	10,498	10,940
5,8	MMAF Equipment Finance LLC 2012-A	1.680%	5/11/20	2,900	2,899	2,915
5,8	MMAF Equipment Finance LLC 2012-A	1.980%	6/10/32	1,050	1,050	1,053
5,8	MMAF Equipment Finance LLC 2012-A	2.570%	6/9/33	1,500	1,500	1,499
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	3,415	3,472	3,318
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	700	723	696
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	1,900	1,951	1,794
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.219%	7/15/46	7,300	7,424	7,551
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.085%	8/15/46	800	823	832
5	Morgan Stanley Capital I Trust 2006-HQ9	5.728%	7/12/44	10,516	11,599	11,612
5	Morgan Stanley Capital I Trust 2006-IQ12	5.319%	12/15/43	6,055	6,633	6,643
5	Morgan Stanley Capital I Trust 2007-TOP27	5.815%	6/11/42	356	356	357
5,8	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	3,330	3,400	3,185
5,7,8	Motor 2012 plc	0.679%	2/25/20	4,553	4,553	4,554
5,8	Motor 2012 plc	1.286%	2/25/20	1,950	1,950	1,950
8	National Australia Bank Ltd.	2.000%	6/20/17	4,700	4,789	4,775
8	National Australia Bank Ltd.	1.250%	3/8/18	3,280	3,266	3,200
5	Nissan Auto Lease Trust 2013-A	0.740%	10/15/18	2,000	2,000	1,996
5,7	Nissan Master Owner Trust Receivables Series 2012-A	0.652%	5/15/17	12,000	12,000	12,015
5,7	Nissan Master Owner Trust Receivables Series 2013-A	0.482%	2/15/18	5,800	5,800	5,780
8	Norddeutsche Landesbank Girozentrale	0.875%	10/16/15	1,300	1,298	1,303
7	North Carolina State Education Assistance Authority
	2011-1	1.166%	1/26/26	3,900	3,872	3,921
	Royal Bank of Canada	1.200%	9/19/18	4,850	4,850	4,799
5,7,8	Silverstone Master Issuer plc 2010-1A	1.766%	1/21/55	9,325	9,325	9,510
5,7	SLM Student Loan Trust 2005-5	0.366%	4/25/25	31,950	30,994	31,756
5,7	SLM Student Loan Trust 2006-5	0.376%	1/25/27	3,000	2,833	2,890
5,7	SLM Student Loan Trust 2012-6	0.459%	9/25/19	5,565	5,565	5,459
5,7	SLM Student Loan Trust 2013-3	0.479%	5/26/20	5,500	5,491	5,474
5,7	SLM Student Loan Trust 2013-3	0.679%	4/26/27	6,000	5,961	5,910
5,7	SLM Student Loan Trust 2013-5	0.827%	10/25/27	5,010	4,976	4,977
5,7,8	SMART ABS Series 2010-1US Trust	1.682%	12/14/15	5,802	5,802	5,835
5,8	SMART ABS Series 2011-1US Trust	2.520%	11/14/16	5,000	5,000	5,067
5,8	SMART ABS Series 2011-2US Trust	2.310%	4/14/17	7,750	7,750	7,885
5	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	4,000	4,000	3,984
5	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	1,400	1,400	1,373
5	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	2,800	2,799	2,741
5,7	South Carolina Student Loan Corp. Revenue 2010-1	1.266%	7/25/25	2,400	2,389	2,427
8	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	1,500	1,488	1,455
8	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	8,500	8,443	8,097
8	Swedbank Hypotek AB	1.375%	3/28/18	2,000	1,944	1,967
5	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	410	438	421
5,8	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	6,500	6,613	6,291
5	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	2,250	2,302	2,114
5,8	VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	4,150	4,220	3,898
5	Volkswagen Auto Lease Trust 2012-A	1.060%	5/22/17	2,900	2,900	2,915
5,7,8	Volkswagen Credit Auto Master Owner Trust 2011-1A	0.860%	9/20/16	20,000	20,000	20,056
5	Wachovia Bank Commercial Mortgage Trust Series
	2006-C29	5.297%	11/15/48	6,391	7,036	7,066
5	Wachovia Bank Commercial Mortgage Trust Series
	2007-C34	5.569%	5/15/46	9,002	9,037	9,009
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	1,450	1,485	1,376
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	550	563	535
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	700	710	729
8	Westpac Banking Corp.	1.375%	7/17/15	8,860	8,858	8,981
8	Westpac Banking Corp.	2.450%	11/28/16	8,100	8,036	8,421
8	Westpac Banking Corp.	1.250%	9/19/18	1,830	1,834	1,796

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2013

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
5,8	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	2,050	2,320	2,185
5	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	1,800	1,831	1,785
5	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	1,025	1,045	1,042
5	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	350	356	335
5	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	2,710	2,701	2,557
5	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	950	971	912
5	WFRBS Commercial Mortgage Trust 2013-C15	2.900%	8/15/46	270	278	278
5	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	800	824	826
5	World Financial Network Credit Card Master Note Trust
	Series 2013-A	1.610%	12/15/21	2,900	2,900	2,843
5	World Omni Automobile Lease Securitization Trust
	2013-A	1.400%	2/15/19	5,010	5,010	5,037
5,7,8	World Omni Master Owner Trust 2013-1	0.532%	2/15/18	2,700	2,700	2,696

Total Asset-Backed/Commercial Mortgage-Backed Securities					1,478,294	1,494,246

Corporate Bonds (19.2%)
Finance (8.3%)
	Banking (6.5%)
	American Express Bank FSB	6.000%	9/13/17	1,000	1,147	1,160
	American Express Centurion Bank	6.000%	9/13/17	1,731	1,986	2,008
	American Express Credit Corp.	1.750%	6/12/15	3,650	3,650	3,714
	American Express Credit Corp.	2.750%	9/15/15	1,630	1,673	1,694
8	Australia & New Zealand Banking Group Ltd.	3.250%	3/1/16	5,000	4,990	5,237
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	7,350	7,325	7,357
8	Australia & New Zealand Banking Group Ltd.	4.875%	1/12/21	4,500	5,049	4,936
	Bank of Montreal	2.500%	1/11/17	7,643	7,738	7,902
	Bank of Montreal	1.400%	9/11/17	2,100	2,109	2,075
	Bank of Montreal	1.450%	4/9/18	10,755	10,758	10,558
	Bank of Montreal	2.550%	11/6/22	8,000	7,991	7,429
	Bank of New York Mellon Corp.	2.300%	7/28/16	2,500	2,515	2,587
	Bank of New York Mellon Corp.	1.969%	6/20/17	3,200	3,211	3,242
	Bank of New York Mellon Corp.	4.600%	1/15/20	6,700	7,567	7,345
	Bank of New York Mellon Corp.	4.150%	2/1/21	2,000	2,169	2,122
	Bank of Nova Scotia	4.375%	1/13/21	5,000	5,672	5,391
	Barclays Bank plc	5.125%	1/8/20	3,000	3,031	3,348
	BB&T Corp.	2.050%	6/19/18	800	799	796
	Bear Stearns Cos. LLC	6.400%	10/2/17	8,000	8,496	9,334
	Bear Stearns Cos. LLC	7.250%	2/1/18	5,620	6,765	6,733
	BNP Paribas SA	2.700%	8/20/18	4,000	3,993	4,052
	BNP Paribas SA	5.000%	1/15/21	12,600	13,118	13,669
	BNP Paribas SA	3.250%	3/3/23	9,500	9,436	8,908
	Commonwealth Bank of Australia	1.950%	3/16/15	5,450	5,449	5,557
8	Commonwealth Bank of Australia	3.250%	3/17/16	8,000	8,100	8,416
	Commonwealth Bank of Australia	1.900%	9/18/17	4,500	4,494	4,523
	Commonwealth Bank of Australia	2.500%	9/20/18	5,000	4,995	5,064
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	3,215	3,239	3,422
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	3,744	4,193	3,955
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	16,157	16,531	16,194
	Deutsche Bank AG	3.250%	1/11/16	5,000	5,014	5,244
	Goldman Sachs Group Inc.	5.000%	10/1/14	4,395	4,446	4,576
	Goldman Sachs Group Inc.	3.300%	5/3/15	20,000	20,634	20,686
	Goldman Sachs Group Inc.	3.700%	8/1/15	25,550	26,272	26,673
	Goldman Sachs Group Inc.	3.625%	2/7/16	15,500	16,268	16,304
	Goldman Sachs Group Inc.	5.750%	10/1/16	11,000	11,618	12,300
	Goldman Sachs Group Inc.	6.250%	9/1/17	11,100	11,486	12,693
	Goldman Sachs Group Inc.	5.950%	1/18/18	22,000	25,402	24,912
	Goldman Sachs Group Inc.	2.375%	1/22/18	5,000	4,970	4,964
	Goldman Sachs Group Inc.	6.150%	4/1/18	2,950	3,367	3,364
	Goldman Sachs Group Inc.	2.900%	7/19/18	5,850	5,879	5,898
	Goldman Sachs Group Inc.	7.500%	2/15/19	8,000	8,973	9,668
	Goldman Sachs Group Inc.	5.375%	3/15/20	14,890	16,440	16,397
	Goldman Sachs Group Inc.	6.000%	6/15/20	6,950	8,062	7,872

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2013

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
Goldman Sachs Group Inc.	5.250%	7/27/21	8,150	8,296	8,810
Goldman Sachs Group Inc.	5.750%	1/24/22	8,175	9,432	9,079
8 HSBC Bank plc	1.500%	5/15/18	2,500	2,496	2,432
HSBC Bank USA NA	4.875%	8/24/20	4,336	4,263	4,673
HSBC Holdings plc	5.100%	4/5/21	11,500	12,920	12,680
HSBC Holdings plc	4.875%	1/14/22	2,000	2,158	2,164
HSBC Holdings plc	4.000%	3/30/22	4,900	5,027	5,009
HSBC USA Inc.	2.375%	2/13/15	6,000	6,035	6,136
HSBC USA Inc.	1.625%	1/16/18	3,500	3,492	3,429
HSBC USA Inc.	2.625%	9/24/18	3,000	2,995	3,036
JPMorgan Chase & Co.	3.700%	1/20/15	18,000	18,655	18,637
JPMorgan Chase & Co.	4.750%	3/1/15	1,670	1,745	1,765
JPMorgan Chase & Co.	1.875%	3/20/15	30,000	30,376	30,477
JPMorgan Chase & Co.	3.400%	6/24/15	19,443	19,986	20,246
JPMorgan Chase & Co.	2.600%	1/15/16	4,000	3,998	4,131
JPMorgan Chase & Co.	3.450%	3/1/16	8,000	8,104	8,425
JPMorgan Chase & Co.	3.150%	7/5/16	7,075	7,065	7,431
JPMorgan Chase & Co.	6.125%	6/27/17	10,000	10,000	11,378
JPMorgan Chase & Co.	2.000%	8/15/17	5,000	5,071	5,019
JPMorgan Chase & Co.	6.000%	1/15/18	19,900	22,346	22,856
JPMorgan Chase & Co.	1.800%	1/25/18	5,000	4,913	4,921
JPMorgan Chase & Co.	1.625%	5/15/18	8,620	8,357	8,339
JPMorgan Chase & Co.	6.300%	4/23/19	7,500	8,224	8,768
JPMorgan Chase & Co.	4.950%	3/25/20	9,500	10,478	10,430
JPMorgan Chase & Co.	4.400%	7/22/20	11,000	11,796	11,627
JPMorgan Chase & Co.	4.250%	10/15/20	9,000	8,727	9,439
JPMorgan Chase & Co.	4.625%	5/10/21	4,000	4,177	4,284
JPMorgan Chase & Co.	4.350%	8/15/21	7,900	8,718	8,203
JPMorgan Chase & Co.	4.500%	1/24/22	8,100	8,965	8,476
JPMorgan Chase & Co.	3.200%	1/25/23	5,350	5,071	5,007
JPMorgan Chase Bank NA	6.000%	10/1/17	8,000	8,261	9,138
KeyBank NA	1.650%	2/1/18	5,900	5,895	5,797
Lloyds Bank plc	4.875%	1/21/16	2,500	2,507	2,702
Lloyds Bank plc	4.200%	3/28/17	3,500	3,496	3,766
Lloyds Bank plc	6.375%	1/21/21	8,400	8,687	9,795
National Australia Bank Ltd.	2.300%	7/25/18	12,000	11,994	12,117
National Australia Bank Ltd.	3.000%	1/20/23	4,000	4,014	3,751
National Bank of Canada	1.450%	11/7/17	2,500	2,498	2,459
PNC Bank NA	2.700%	11/1/22	9,000	8,857	8,186
PNC Funding Corp.	2.700%	9/19/16	2,500	2,498	2,599
PNC Funding Corp.	5.125%	2/8/20	4,000	4,430	4,448
Royal Bank of Canada	2.200%	7/27/18	9,500	9,500	9,541
Royal Bank of Scotland plc	4.375%	3/16/16	7,500	7,554	8,001
Royal Bank of Scotland plc	5.625%	8/24/20	10,500	11,372	11,610
Societe Generale SA	2.750%	10/12/17	3,000	3,087	3,080
Societe Generale SA	2.625%	10/1/18	8,645	8,631	8,673
8 Societe Generale SA	5.200%	4/15/21	4,200	4,227	4,522
State Street Corp.	1.350%	5/15/18	2,000	1,998	1,949
State Street Corp.	3.100%	5/15/23	1,875	1,872	1,750
8 Swedbank AB	2.125%	9/29/17	920	941	918
UBS AG	3.875%	1/15/15	1,250	1,246	1,301
UBS AG	5.875%	12/20/17	10,000	10,971	11,560
UBS AG	5.750%	4/25/18	5,000	5,227	5,800
UBS AG	4.875%	8/4/20	5,000	5,758	5,587
Union Bank NA	3.000%	6/6/16	4,500	4,493	4,710
Union Bank NA	2.625%	9/26/18	4,000	3,999	4,041
UnionBanCal Corp.	3.500%	6/18/22	7,000	6,950	6,839
US Bancorp	2.950%	7/15/22	800	798	753
5 US Bank NA	3.778%	4/29/20	8,000	8,213	8,337
Wachovia Bank NA	4.875%	2/1/15	5,100	4,987	5,373
Wachovia Bank NA	6.000%	11/15/17	8,000	8,784	9,233
Wachovia Corp.	5.625%	10/15/16	5,000	5,396	5,611

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2013

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
Wachovia Corp.	5.750%	6/15/17	1,600	1,810	1,836
Wachovia Corp.	5.750%	2/1/18	7,500	8,308	8,665
Wells Fargo & Co.	3.750%	10/1/14	2,220	2,246	2,290
Wells Fargo & Co.	3.625%	4/15/15	7,000	7,150	7,308
Wells Fargo & Co.	3.676%	6/15/16	5,575	5,595	5,943
Wells Fargo & Co.	1.250%	7/20/16	11,850	11,839	11,848
Wells Fargo & Co.	5.625%	12/11/17	8,100	9,056	9,307
Wells Fargo & Co.	1.500%	1/16/18	5,000	4,879	4,919
Wells Fargo & Co.	3.450%	2/13/23	8,300	8,295	7,772
Westpac Banking Corp.	4.200%	2/27/15	3,741	3,772	3,930
Westpac Banking Corp.	2.000%	8/14/17	10,000	9,994	10,114
Westpac Banking Corp.	2.250%	7/30/18	6,205	6,187	6,246
Westpac Banking Corp.	4.875%	11/19/19	6,000	6,970	6,727
Brokerage (0.1%)
Ameriprise Financial Inc.	7.300%	6/28/19	4,000	5,168	4,992
Charles Schwab Corp.	2.200%	7/25/18	500	500	502
Charles Schwab Corp.	4.450%	7/22/20	1,500	1,499	1,622
Invesco Finance plc	3.125%	11/30/22	3,000	2,998	2,813
Finance Companies (1.3%)
General Electric Capital Corp.	4.375%	9/21/15	15,203	16,206	16,234
General Electric Capital Corp.	2.250%	11/9/15	25,615	26,170	26,300
General Electric Capital Corp.	5.000%	1/8/16	14,000	15,165	15,212
General Electric Capital Corp.	2.950%	5/9/16	3,500	3,574	3,659
General Electric Capital Corp.	3.350%	10/17/16	15,784	16,652	16,717
General Electric Capital Corp.	2.900%	1/9/17	30,000	31,178	31,397
General Electric Capital Corp.	1.625%	4/2/18	2,000	1,995	1,971
General Electric Capital Corp.	5.625%	5/1/18	10,925	12,334	12,538
General Electric Capital Corp.	6.000%	8/7/19	5,600	6,705	6,532
General Electric Capital Corp.	5.500%	1/8/20	14,000	15,495	15,880
General Electric Capital Corp.	5.550%	5/4/20	5,000	5,844	5,692
General Electric Capital Corp.	4.375%	9/16/20	8,000	8,639	8,535
General Electric Capital Corp.	4.625%	1/7/21	6,500	6,404	6,973
General Electric Capital Corp.	5.300%	2/11/21	5,000	5,690	5,440
General Electric Capital Corp.	4.650%	10/17/21	5,845	6,489	6,257
Insurance (0.3%)
ACE INA Holdings Inc.	5.900%	6/15/19	2,175	2,162	2,578
8 Jackson National Life Global Funding	4.700%	6/1/18	2,500	2,469	2,664
Loews Corp.	2.625%	5/15/23	2,000	1,991	1,822
Manulife Financial Corp.	4.900%	9/17/20	11,455	11,646	12,304
MetLife Inc.	7.717%	2/15/19	2,000	2,512	2,511
8 Metropolitan Life Global Funding I	3.000%	1/10/23	4,500	4,498	4,251
PartnerRe Finance A LLC	6.875%	6/1/18	2,500	2,958	2,918
PartnerRe Finance B LLC	5.500%	6/1/20	1,940	1,978	2,125
Progressive Corp.	3.750%	8/23/21	1,450	1,555	1,500
8 Swiss Re Treasury US Corp.	2.875%	12/6/22	5,100	5,111	4,782
UnitedHealth Group Inc.	2.750%	2/15/23	2,300	2,297	2,142
UnitedHealth Group Inc.	2.875%	3/15/23	3,000	2,988	2,824
Other Finance (0.0%)
CME Group Inc.	3.000%	9/15/22	1,000	1,020	949
NYSE Euronext	2.000%	10/5/17	2,000	2,037	2,000
Real Estate Investment Trusts (0.1%)
Simon Property Group LP	5.650%	2/1/20	4,300	4,289	4,925
Simon Property Group LP	3.375%	3/15/22	2,430	2,486	2,390
				1,106,850	1,120,389
Industrial (9.5%)
Basic Industry (0.8%)
Air Products & Chemicals Inc.	2.000%	8/2/16	4,725	4,717	4,830
Air Products & Chemicals Inc.	1.200%	10/15/17	1,000	999	976
Air Products & Chemicals Inc.	4.375%	8/21/19	2,160	2,445	2,344

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2013

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
Air Products & Chemicals Inc.	3.000%	11/3/21	4,155	4,251	4,044
BHP Billiton Finance USA Ltd.	5.500%	4/1/14	1,075	1,089	1,103
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	7,060	7,066	7,109
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	730	814	823
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	7,660	7,689	7,599
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	12,450	12,447	11,878
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	2,500	2,497	2,518
EI du Pont de Nemours & Co.	5.875%	1/15/14	255	257	259
EI du Pont de Nemours & Co.	4.625%	1/15/20	9,800	10,036	10,822
EI du Pont de Nemours & Co.	3.625%	1/15/21	2,215	2,378	2,281
EI du Pont de Nemours & Co.	2.800%	2/15/23	2,775	2,774	2,604
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	2,952	3,574	3,512
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	2,265	2,516	2,481
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	315	321	320
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	12,000	11,705	11,954
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	9,990	10,372	10,195
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	5,250	5,488	5,239
Rio Tinto Finance USA plc	2.000%	3/22/17	1,250	1,262	1,259
Rio Tinto Finance USA plc	1.625%	8/21/17	1,350	1,356	1,331
Rio Tinto Finance USA plc	2.250%	12/14/18	2,500	2,478	2,469
Rio Tinto Finance USA plc	3.500%	3/22/22	2,000	1,991	1,934
Rio Tinto Finance USA plc	2.875%	8/21/22	6,000	5,676	5,532
Syngenta Finance NV	3.125%	3/28/22	1,200	1,265	1,170
Capital Goods (1.9%)
Boeing Capital Corp.	2.125%	8/15/16	2,270	2,269	2,347
Boeing Capital Corp.	4.700%	10/27/19	1,100	1,240	1,245
Boeing Co.	0.950%	5/15/18	8,700	8,542	8,391
Boeing Co.	6.000%	3/15/19	3,675	4,391	4,365
Boeing Co.	4.875%	2/15/20	2,754	3,247	3,129
Caterpillar Financial Services Corp.	2.650%	4/1/16	5,000	4,995	5,214
Caterpillar Financial Services Corp.	2.050%	8/1/16	2,415	2,430	2,486
Caterpillar Financial Services Corp.	5.850%	9/1/17	3,000	3,000	3,472
Caterpillar Financial Services Corp.	5.450%	4/15/18	5,000	4,993	5,759
Caterpillar Inc.	3.900%	5/27/21	3,000	2,989	3,141
Danaher Corp.	2.300%	6/23/16	10,150	10,441	10,507
Danaher Corp.	5.625%	1/15/18	3,000	3,421	3,470
Danaher Corp.	5.400%	3/1/19	465	556	538
Danaher Corp.	3.900%	6/23/21	1,000	1,057	1,064
Deere & Co.	2.600%	6/8/22	4,000	4,039	3,778
Dover Corp.	4.300%	3/1/21	3,000	3,427	3,226
Emerson Electric Co.	4.125%	4/15/15	550	558	579
Emerson Electric Co.	4.750%	10/15/15	5,000	4,991	5,404
Emerson Electric Co.	4.875%	10/15/19	3,000	2,993	3,428
Emerson Electric Co.	2.625%	2/15/23	4,300	4,282	4,087
General Dynamics Corp.	1.000%	11/15/17	2,000	1,985	1,950
General Dynamics Corp.	3.875%	7/15/21	9,160	10,097	9,530
General Dynamics Corp.	2.250%	11/15/22	9,000	8,884	8,147
General Electric Co.	0.850%	10/9/15	5,155	5,154	5,166
General Electric Co.	5.250%	12/6/17	13,570	13,773	15,453
General Electric Co.	2.700%	10/9/22	7,000	7,007	6,621
Honeywell International Inc.	5.000%	2/15/19	1,000	1,177	1,147
Honeywell International Inc.	4.250%	3/1/21	15,580	17,336	16,993
Illinois Tool Works Inc.	3.375%	9/15/21	1,000	1,083	1,016
John Deere Capital Corp.	2.000%	1/13/17	10,500	10,492	10,747
John Deere Capital Corp.	1.200%	10/10/17	3,750	3,744	3,698
John Deere Capital Corp.	5.350%	4/3/18	6,175	6,426	7,074
John Deere Capital Corp.	5.750%	9/10/18	3,000	3,323	3,513
John Deere Capital Corp.	2.250%	4/17/19	5,600	5,588	5,619
John Deere Capital Corp.	1.700%	1/15/20	3,000	2,991	2,834
John Deere Capital Corp.	3.900%	7/12/21	6,875	7,148	7,232
John Deere Capital Corp.	2.750%	3/15/22	2,200	2,235	2,102

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2013

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
John Deere Capital Corp.	2.800%	1/27/23	1,000	998	951
Precision Castparts Corp.	0.700%	12/20/15	6,820	6,818	6,802
Precision Castparts Corp.	1.250%	1/15/18	7,875	7,865	7,673
Precision Castparts Corp.	2.500%	1/15/23	5,600	5,570	5,154
Raytheon Co.	4.400%	2/15/20	5,520	6,145	6,001
Raytheon Co.	3.125%	10/15/20	4,440	4,610	4,491
Raytheon Co.	2.500%	12/15/22	4,500	4,378	4,135
United Technologies Corp.	4.875%	5/1/15	400	427	428
United Technologies Corp.	1.800%	6/1/17	10,000	10,232	10,169
United Technologies Corp.	6.125%	2/1/19	1,100	1,192	1,318
United Technologies Corp.	4.500%	4/15/20	10,500	11,115	11,637
United Technologies Corp.	3.100%	6/1/22	11,070	11,358	10,862
Communication (1.4%)
America Movil SAB de CV	3.625%	3/30/15	5,000	5,107	5,176
America Movil SAB de CV	2.375%	9/8/16	13,900	13,857	14,139
America Movil SAB de CV	5.000%	10/16/19	2,000	2,267	2,185
America Movil SAB de CV	5.000%	3/30/20	14,000	14,601	15,056
America Movil SAB de CV	3.125%	7/16/22	6,700	6,805	6,149
AT&T Inc.	2.500%	8/15/15	4,000	3,995	4,118
AT&T Inc.	2.950%	5/15/16	3,000	2,997	3,137
AT&T Inc.	1.700%	6/1/17	15,335	15,499	15,311
AT&T Inc.	5.500%	2/1/18	25,425	28,946	28,819
AT&T Inc.	5.800%	2/15/19	4,500	5,474	5,184
AT&T Inc.	4.450%	5/15/21	4,500	4,791	4,734
AT&T Inc.	3.875%	8/15/21	3,600	4,049	3,645
AT&T Inc.	3.000%	2/15/22	6,000	5,960	5,625
AT&T Inc.	2.625%	12/1/22	11,000	10,784	9,840
Verizon Communications Inc.	2.000%	11/1/16	2,700	2,699	2,732
Verizon Communications Inc.	5.500%	4/1/17	6,000	6,703	6,747
Verizon Communications Inc.	6.100%	4/15/18	3,000	3,181	3,469
Verizon Communications Inc.	8.750%	11/1/18	4,810	4,793	6,175
Verizon Communications Inc.	6.350%	4/1/19	5,800	7,106	6,808
Verizon Communications Inc.	2.450%	11/1/22	2,800	2,458	2,488
Vodafone Group plc	5.625%	2/27/17	5,150	5,919	5,785
Vodafone Group plc	1.625%	3/20/17	10,180	10,140	10,142
Vodafone Group plc	1.250%	9/26/17	6,380	6,397	6,228
Vodafone Group plc	1.500%	2/19/18	1,750	1,743	1,702
Vodafone Group plc	4.375%	3/16/21	5,500	6,198	5,757
Vodafone Group plc	2.500%	9/26/22	2,885	2,832	2,585
Consumer Cyclical (0.9%)
8 American Honda Finance Corp.	3.500%	3/16/15	7,610	7,654	7,902
Cummins Inc.	3.650%	10/1/23	1,500	1,491	1,511
8 Daimler Finance North America LLC	2.375%	8/1/18	13,475	13,443	13,438
eBay Inc.	2.600%	7/15/22	1,250	1,248	1,165
Home Depot Inc.	2.700%	4/1/23	1,875	1,872	1,759
Lowe's Cos. Inc.	1.625%	4/15/17	2,500	2,498	2,517
Lowe's Cos. Inc.	4.625%	4/15/20	2,300	2,635	2,552
Lowe's Cos. Inc.	3.750%	4/15/21	1,245	1,373	1,291
Lowe's Cos. Inc.	3.800%	11/15/21	2,615	2,773	2,690
Lowe's Cos. Inc.	3.120%	4/15/22	6,000	5,938	5,850
Lowe's Cos. Inc.	3.875%	9/15/23	1,000	1,010	1,013
NIKE Inc.	2.250%	5/1/23	800	799	731
PACCAR Financial Corp.	1.150%	8/16/16	2,500	2,498	2,509
PACCAR Financial Corp.	1.600%	3/15/17	2,500	2,500	2,496
TJX Cos. Inc.	6.950%	4/15/19	12,000	13,447	14,567
TJX Cos. Inc.	2.500%	5/15/23	2,000	1,998	1,850
VF Corp.	3.500%	9/1/21	2,110	2,192	2,118
8 Volkswagen International Finance NV	2.875%	4/1/16	15,000	14,992	15,598
8 Volkswagen International Finance NV	1.600%	11/20/17	4,860	4,845	4,799
Wal-Mart Stores Inc.	0.600%	4/11/16	2,500	2,498	2,491
Wal-Mart Stores Inc.	1.125%	4/11/18	2,575	2,573	2,509

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2013

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
Wal-Mart Stores Inc.	3.625%	7/8/20	2,833	3,024	3,004
Wal-Mart Stores Inc.	4.250%	4/15/21	9,692	10,593	10,516
Wal-Mart Stores Inc.	2.550%	4/11/23	10,000	9,978	9,212
Walt Disney Co.	2.750%	8/16/21	3,500	3,463	3,417
Consumer Noncyclical (2.2%)
Allergan Inc.	3.375%	9/15/20	1,000	998	1,023
Anheuser-Busch Cos. LLC	5.500%	1/15/18	6,500	7,483	7,485
Anheuser-Busch InBev Finance Inc.	0.800%	1/15/16	7,500	7,500	7,502
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	7,750	7,712	7,621
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	5,625	5,591	5,241
Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	3,000	3,138	3,146
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	6,440	6,426	6,442
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	2,700	3,386	3,407
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	12,220	14,043	14,065
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	7,194	8,340	8,141
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	1,100	1,224	1,193
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	5,650	5,626	5,241
Archer-Daniels-Midland Co.	4.479%	3/1/21	2,500	2,514	2,689
Baxter International Inc.	1.850%	6/15/18	1,325	1,325	1,324
Baxter International Inc.	4.250%	3/15/20	2,000	1,995	2,170
Baxter International Inc.	3.200%	6/15/23	1,830	1,824	1,785
Becton Dickinson & Co.	5.000%	5/15/19	3,300	3,287	3,766
Bottling Group LLC	5.125%	1/15/19	3,000	2,989	3,418
Brown-Forman Corp.	1.000%	1/15/18	460	459	446
Brown-Forman Corp.	2.250%	1/15/23	650	646	592
Coca-Cola Co.	1.650%	3/14/18	3,000	2,995	3,007
Coca-Cola Co.	3.300%	9/1/21	2,520	2,518	2,574
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	5,000	4,982	5,303
CR Bard Inc.	4.400%	1/15/21	3,000	2,983	3,190
Diageo Capital plc	1.125%	4/29/18	7,715	7,675	7,463
Diageo Capital plc	4.828%	7/15/20	3,000	3,537	3,365
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	10,000	9,932	11,667
Hershey Co.	4.125%	12/1/20	875	874	951
Hormel Foods Corp.	4.125%	4/15/21	3,650	3,642	3,827
Kaiser Foundation Hospitals	3.500%	4/1/22	1,235	1,226	1,209
Kimberly-Clark Corp.	7.500%	11/1/18	2,000	1,996	2,521
Kimberly-Clark Corp.	3.625%	8/1/20	700	698	743
Koninklijke Philips NV	5.750%	3/11/18	3,961	4,390	4,577
Koninklijke Philips NV	3.750%	3/15/22	7,815	7,948	7,791
Medtronic Inc.	4.750%	9/15/15	4,975	4,917	5,369
Medtronic Inc.	5.600%	3/15/19	2,000	2,120	2,312
Merck & Co. Inc.	1.300%	5/18/18	2,600	2,594	2,539
Merck & Co. Inc.	2.800%	5/18/23	5,000	4,996	4,719
Novartis Capital Corp.	2.900%	4/24/15	3,561	3,652	3,700
Novartis Securities Investment Ltd.	5.125%	2/10/19	2,150	2,148	2,465
PepsiCo Inc.	5.000%	6/1/18	6,000	5,919	6,801
PepsiCo Inc.	7.900%	11/1/18	1,000	998	1,278
PepsiCo Inc.	4.500%	1/15/20	2,500	2,730	2,758
PepsiCo Inc.	3.125%	11/1/20	4,500	4,648	4,570
PepsiCo Inc.	3.000%	8/25/21	4,010	4,186	3,957
PepsiCo Inc.	2.750%	3/5/22	4,640	4,673	4,430
Pfizer Inc.	4.650%	3/1/18	4,000	4,283	4,520
Pfizer Inc.	6.200%	3/15/19	11,000	11,299	13,251
Philip Morris International Inc.	6.875%	3/17/14	2,250	2,249	2,317
Philip Morris International Inc.	4.500%	3/26/20	2,250	2,272	2,474
Philip Morris International Inc.	2.900%	11/15/21	1,500	1,483	1,462
Procter & Gamble Co.	3.500%	2/15/15	2,100	2,098	2,187
Procter & Gamble Co.	4.700%	2/15/19	2,000	2,337	2,276
8 Roche Holdings Inc.	6.000%	3/1/19	12,048	13,255	14,368
Sanofi	2.625%	3/29/16	10,140	10,279	10,570
Sanofi	1.250%	4/10/18	9,365	9,328	9,164

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2013

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
Sanofi	4.000%	3/29/21	5,000	5,233	5,315
Stryker Corp.	3.000%	1/15/15	1,000	999	1,032
Stryker Corp.	4.375%	1/15/20	2,000	1,991	2,195
Sysco Corp.	2.600%	6/12/22	1,000	989	947
8 Takeda Pharmaceutical Co. Ltd.	1.625%	3/17/17	17,140	17,140	17,203
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	3,400	3,398	3,508
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	2,750	2,764	2,729
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	2,850	2,837	2,640
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	7,750	7,749	7,668
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	3,000	2,999	2,848
Unilever Capital Corp.	4.250%	2/10/21	700	791	759
Energy (1.3%)
Baker Hughes Inc.	3.200%	8/15/21	2,000	2,034	2,016
BP Capital Markets plc	3.875%	3/10/15	4,025	4,102	4,208
BP Capital Markets plc	3.125%	10/1/15	17,909	18,212	18,746
BP Capital Markets plc	3.200%	3/11/16	6,100	6,192	6,415
BP Capital Markets plc	1.375%	5/10/18	2,000	1,984	1,943
BP Capital Markets plc	2.241%	9/26/18	6,710	6,710	6,724
BP Capital Markets plc	4.750%	3/10/19	11,000	11,510	12,212
BP Capital Markets plc	4.500%	10/1/20	8,000	7,967	8,662
BP Capital Markets plc	3.561%	11/1/21	7,697	7,804	7,696
BP Capital Markets plc	3.245%	5/6/22	2,000	2,082	1,933
BP Capital Markets plc	2.500%	11/6/22	3,500	3,478	3,163
BP Capital Markets plc	2.750%	5/10/23	3,200	3,134	2,929
BP Capital Markets plc	3.994%	9/26/23	5,240	5,240	5,297
Chevron Corp.	2.427%	6/24/20	2,000	2,000	1,972
Chevron Corp.	3.191%	6/24/23	1,500	1,500	1,468
ConocoPhillips	5.750%	2/1/19	5,000	5,132	5,867
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	4,000	4,583	4,544
ConocoPhillips Co.	2.400%	12/15/22	2,000	1,979	1,831
EOG Resources Inc.	6.125%	10/1/13	575	575	575
EOG Resources Inc.	5.625%	6/1/19	2,000	2,406	2,330
EOG Resources Inc.	4.400%	6/1/20	3,000	2,994	3,261
Halliburton Co.	5.900%	9/15/18	5,500	5,500	6,499
Halliburton Co.	6.150%	9/15/19	1,025	1,164	1,232
Halliburton Co.	3.250%	11/15/21	2,900	2,927	2,898
National Oilwell Varco Inc.	2.600%	12/1/22	1,000	997	932
Occidental Petroleum Corp.	2.500%	2/1/16	4,850	4,849	5,030
Occidental Petroleum Corp.	1.750%	2/15/17	7,500	7,455	7,572
Occidental Petroleum Corp.	1.500%	2/15/18	2,500	2,498	2,463
Occidental Petroleum Corp.	4.100%	2/1/21	3,475	3,591	3,647
Occidental Petroleum Corp.	3.125%	2/15/22	4,000	4,252	3,880
Occidental Petroleum Corp.	2.700%	2/15/23	9,000	8,964	8,319
Shell International Finance BV	5.200%	3/22/17	2,000	2,240	2,265
Shell International Finance BV	4.375%	3/25/20	3,050	3,490	3,359
Shell International Finance BV	2.375%	8/21/22	1,500	1,443	1,384
Total Capital Canada Ltd.	1.450%	1/15/18	6,150	6,160	6,075
Total Capital Canada Ltd.	2.750%	7/15/23	3,000	2,814	2,807
Total Capital International SA	1.550%	6/28/17	2,150	2,147	2,161
Total Capital International SA	2.875%	2/17/22	4,500	4,374	4,319
Total Capital International SA	2.700%	1/25/23	7,500	7,599	7,003
Total Capital SA	2.300%	3/15/16	4,000	3,995	4,142
Total Capital SA	4.450%	6/24/20	2,000	2,107	2,187
Total Capital SA	4.125%	1/28/21	895	1,002	949
Technology (0.8%)
Altera Corp.	1.750%	5/15/17	2,905	2,902	2,890
Apple Inc.	2.400%	5/3/23	3,700	3,695	3,348
Baidu Inc.	3.250%	8/6/18	7,875	7,862	7,869
Cisco Systems Inc.	5.500%	2/22/16	10,000	10,397	11,107
Cisco Systems Inc.	4.450%	1/15/20	2,000	1,998	2,203
EMC Corp.	1.875%	6/1/18	4,950	4,947	4,930

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2013

			Face		Market
		Maturity	Amount	Cost	Value•
	Coupon	Date	($000)	($000)	($000)
EMC Corp.	2.650%	6/1/20	13,275	13,250	13,121
EMC Corp.	3.375%	6/1/23	9,000	8,872	8,784
Intel Corp.	1.350%	12/15/17	6,400	6,384	6,321
Intel Corp.	3.300%	10/1/21	8,000	8,353	7,955
Intel Corp.	2.700%	12/15/22	16,000	15,610	14,842
International Business Machines Corp.	1.250%	2/6/17	5,000	4,985	5,027
International Business Machines Corp.	1.625%	5/15/20	2,000	1,986	1,865
Microsoft Corp.	2.125%	11/15/22	1,500	1,492	1,358
Oracle Corp.	1.200%	10/15/17	2,000	2,009	1,964
Oracle Corp.	5.750%	4/15/18	5,750	6,187	6,706
Oracle Corp.	2.375%	1/15/19	3,250	3,280	3,268
Oracle Corp.	2.500%	10/15/22	5,000	4,994	4,626
Transportation (0.2%)
Canadian National Railway Co.	5.850%	11/15/17	2,000	1,997	2,301
United Parcel Service Inc.	3.125%	1/15/21	11,500	12,209	11,652
United Parcel Service Inc.	2.450%	10/1/22	8,350	8,458	7,807
				1,267,420	1,273,995
Utilities (1.4%)
Electric (1.4%)
Alabama Power Co.	3.375%	10/1/20	4,000	4,146	4,129
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	1,540	1,431	1,419
Connecticut Light & Power Co.	5.650%	5/1/18	2,400	2,856	2,793
Connecticut Light & Power Co.	5.500%	2/1/19	935	1,109	1,086
Connecticut Light & Power Co.	2.500%	1/15/23	13,760	13,670	12,821
Consumers Energy Co.	6.700%	9/15/19	3,978	4,919	4,942
Consumers Energy Co.	5.650%	4/15/20	6,848	8,248	8,041
Consumers Energy Co.	2.850%	5/15/22	2,760	2,807	2,687
Consumers Energy Co.	3.375%	8/15/23	2,646	2,645	2,642
DTE Electric Co.	3.450%	10/1/20	5,070	5,278	5,274
DTE Electric Co.	3.900%	6/1/21	6,085	6,417	6,452
Duke Energy Carolinas LLC	5.100%	4/15/18	4,700	5,505	5,354
Duke Energy Carolinas LLC	7.000%	11/15/18	2,400	3,054	2,956
Duke Energy Carolinas LLC	4.300%	6/15/20	3,855	4,316	4,166
Duke Energy Carolinas LLC	3.900%	6/15/21	5,059	5,511	5,355
Duke Energy Florida Inc.	5.650%	6/15/18	8,012	9,507	9,327
Duke Energy Florida Inc.	4.550%	4/1/20	2,690	2,990	2,954
Duke Energy Florida Inc.	3.100%	8/15/21	1,195	1,199	1,186
Duke Energy Progress Inc.	5.300%	1/15/19	8,798	9,630	10,173
Duke Energy Progress Inc.	3.000%	9/15/21	10,690	10,620	10,614
Duke Energy Progress Inc.	2.800%	5/15/22	1,220	1,244	1,170
Entergy Louisiana LLC	4.800%	5/1/21	11,730	11,897	12,727
Entergy Louisiana LLC	3.300%	12/1/22	1,450	1,397	1,401
Florida Power & Light Co.	2.750%	6/1/23	2,800	2,790	2,666
Kentucky Utilities Co.	1.625%	11/1/15	2,000	2,006	2,039
Kentucky Utilities Co.	3.250%	11/1/20	5,000	5,116	5,120
MidAmerican Energy Co.	5.950%	7/15/17	3,657	4,112	4,247
MidAmerican Energy Co.	5.300%	3/15/18	4,476	4,823	5,142
MidAmerican Energy Co.	3.700%	9/15/23	1,500	1,517	1,520
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	6,500	6,469	8,932
National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	5,000	4,966	4,859
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	5,550	5,639	5,509
PacifiCorp	5.500%	1/15/19	1,500	1,748	1,747
PacifiCorp	3.850%	6/15/21	8,850	9,725	9,288
PPL Electric Utilities Corp.	3.000%	9/15/21	1,150	1,227	1,143
Public Service Electric & Gas Co.	0.850%	8/15/14	2,000	2,000	2,008
Public Service Electric & Gas Co.	5.000%	8/15/14	575	583	598
Public Service Electric & Gas Co.	2.375%	5/15/23	5,430	5,135	4,993
Southern California Edison Co.	5.750%	3/15/14	800	811	819
Southern California Edison Co.	3.875%	6/1/21	1,010	1,074	1,071
Southern California Edison Co.	3.500%	10/1/23	7,450	7,437	7,455

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2013

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)

	Natural Gas (0.0%)
	Southern California Gas Co.	5.500%	3/15/14	1,000	1,011	1,023
					188,585	189,848

Total Corporate Bonds					2,562,855	2,584,232

Sovereign Bonds (U.S. Dollar-Denominated) (5.0%)
	Asian Development Bank	1.875%	10/23/18	7,000	6,992	7,105
8	Banco del Estado de Chile	2.000%	11/9/17	1,600	1,609	1,559
8	Bank Nederlandse Gemeenten	1.500%	3/28/14	3,000	2,998	3,011
8	Bank Nederlandse Gemeenten	1.375%	3/23/15	3,750	3,743	3,803
8	Bank Nederlandse Gemeenten	1.375%	9/27/17	3,000	2,999	2,979
8	Bermuda	4.854%	2/6/24	3,000	3,000	2,982
	Canada	0.875%	2/14/17	2,000	1,999	2,008
8	CDP Financial Inc.	3.000%	11/25/14	1,000	995	1,029
8	CDP Financial Inc.	4.400%	11/25/19	5,000	5,696	5,564
8	CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	500	500	504
8	CNPC General Capital Ltd.	3.400%	4/16/23	1,000	1,000	923
8	Corporacion Nacional del Cobre de Chile	3.750%	11/4/20	7,500	7,705	7,463
8	Corporacion Nacional del Cobre de Chile	3.875%	11/3/21	7,000	6,880	6,898
8	Corporacion Nacional del Cobre de Chile	3.000%	7/17/22	575	569	524
	Corporación Andina de Fomento	5.125%	5/5/15	3,100	3,100	3,210
	Corporación Andina de Fomento	3.750%	1/15/16	13,000	13,329	13,565
	Corporación Andina de Fomento	4.375%	6/15/22	5,111	5,071	5,101
8,9	Development Bank of Japan Inc.	1.625%	10/5/16	3,000	2,991	3,069
8	Emirate of Abu Dhabi	5.500%	4/8/14	180	182	184
	European Bank for Reconstruction & Development	1.625%	9/3/15	2,375	2,375	2,437
	European Investment Bank	1.500%	5/15/14	17,000	17,014	17,141
	European Investment Bank	3.125%	6/4/14	5,000	5,083	5,096
	European Investment Bank	0.875%	12/15/14	10,000	9,995	10,075
	European Investment Bank	2.750%	3/23/15	5,000	4,999	5,178
	European Investment Bank	1.125%	4/15/15	20,000	19,997	20,237
	European Investment Bank	1.625%	9/1/15	5,000	4,997	5,116
	European Investment Bank	1.375%	10/20/15	10,000	9,998	10,194
	European Investment Bank	0.625%	4/15/16	5,000	4,996	5,002
	European Investment Bank	2.125%	7/15/16	4,000	3,997	4,151
	European Investment Bank	1.750%	3/15/17	15,000	15,299	15,352
	European Investment Bank	1.625%	6/15/17	5,000	4,998	5,081
	European Investment Bank	2.000%	12/15/17	5,500	5,488	5,622
	European Investment Bank	4.000%	2/16/21	10,000	10,785	10,911
	Export Development Canada	2.250%	5/28/15	5,000	4,997	5,164
8	Export-Import Bank of Korea	5.250%	2/10/14	7,500	7,538	7,618
	Export-Import Bank of Korea	5.875%	1/14/15	3,300	3,361	3,495
	Export-Import Bank of Korea	4.125%	9/9/15	5,000	4,990	5,302
	Export-Import Bank of Korea	3.750%	10/20/16	17,000	17,521	18,024
	Export-Import Bank of Korea	5.125%	6/29/20	1,500	1,492	1,649
	Export-Import Bank of Korea	4.000%	1/29/21	8,000	8,269	8,224
	Hydro-Quebec	2.000%	6/30/16	7,500	7,577	7,750
8	Industrial Bank of Korea	7.125%	4/23/14	450	457	466
	Inter-American Development Bank	1.125%	3/15/17	2,500	2,492	2,511
	Inter-American Development Bank	2.375%	8/15/17	6,000	5,976	6,283
	Inter-American Development Bank	3.875%	2/14/20	5,000	4,984	5,532
	International Bank for Reconstruction & Development	1.000%	9/15/16	10,000	9,946	10,091
	International Finance Corp.	2.250%	4/11/16	5,000	4,986	5,203
	International Finance Corp.	1.125%	11/23/16	3,200	3,190	3,240
8	IPIC GMTN Ltd.	3.125%	11/15/15	5,000	4,992	5,175
9	Japan Bank for International Cooperation	1.875%	9/24/15	8,350	8,438	8,541
9	Japan Bank for International Cooperation	2.125%	2/7/19	3,000	2,978	3,028
9	Japan Finance Organization for Municipalities	4.625%	4/21/15	5,000	5,287	5,314
10	KFW	4.125%	10/15/14	5,000	5,076	5,189
10	KFW	2.625%	3/3/15	18,100	18,063	18,681

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2013

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
10	KFW	0.625%	4/24/15	15,000	14,975	15,063
10	KFW	2.000%	6/1/16	15,000	15,231	15,514
10	KFW	1.250%	10/5/16	5,000	4,988	5,082
10	KFW	1.250%	2/15/17	22,000	21,914	22,183
10	KFW	1.000%	6/11/18	5,750	5,750	5,645
10	KFW	4.000%	1/27/20	9,000	9,208	9,988
10	KFW	2.750%	9/8/20	4,000	3,979	4,119
10	KFW	2.625%	1/25/22	5,000	5,029	4,957
10	KFW	2.125%	1/17/23	2,000	1,995	1,873
8	Kommunalbanken AS	2.375%	1/19/16	2,000	2,048	2,072
	Korea Development Bank	4.375%	8/10/15	2,500	2,561	2,645
	Korea Development Bank	3.250%	3/9/16	3,700	3,727	3,844
	Korea Development Bank	4.000%	9/9/16	5,300	5,569	5,641
	Korea Development Bank	3.875%	5/4/17	4,200	4,218	4,452
	Korea Development Bank	3.500%	8/22/17	4,625	4,791	4,845
8	Korea East-West Power Co. Ltd.	2.500%	7/16/17	2,250	2,244	2,254
8	Korea Electric Power Corp.	5.500%	7/21/14	3,400	3,440	3,513
	Korea Finance Corp.	3.250%	9/20/16	2,000	1,999	2,080
	Korea Finance Corp.	4.625%	11/16/21	2,000	1,995	2,113
8	Korea Gas Corp.	2.875%	7/29/18	4,000	3,980	4,012
8	Korea Hydro & Nuclear Power Co. Ltd.	3.125%	9/16/15	2,500	2,487	2,577
10	Landwirtschaftliche Rentenbank	2.125%	7/15/16	5,000	4,993	5,182
10	Landwirtschaftliche Rentenbank	2.375%	9/13/17	5,500	5,482	5,758
8	MDC-GMTN B.V.	5.750%	5/6/14	1,400	1,410	1,439
8	Municipality Finance plc	1.125%	4/17/18	2,500	2,497	2,444
8	Nederlandse Waterschapsbank NV	1.375%	5/16/14	4,500	4,498	4,529
	Nordic Investment Bank	2.500%	7/15/15	7,150	7,341	7,415
8	Petronas Capital Ltd.	5.250%	8/12/19	6,167	6,511	6,832
8	Province of Alberta	1.000%	6/21/17	2,000	1,999	1,996
	Province of British Columbia	2.850%	6/15/15	6,000	5,999	6,252
	Province of British Columbia	2.000%	10/23/22	4,000	3,981	3,675
	Province of Manitoba	2.100%	9/6/22	2,100	2,099	1,943
	Province of Manitoba Canada	2.625%	7/15/15	4,500	4,498	4,669
	Province of New Brunswick	2.750%	6/15/18	2,500	2,495	2,631
	Province of Nova Scotia	2.375%	7/21/15	3,375	3,369	3,486
	Province of Ontario	2.700%	6/16/15	3,000	2,999	3,113
	Province of Ontario	2.300%	5/10/16	3,000	2,997	3,114
	Province of Ontario	1.100%	10/25/17	3,000	2,997	2,964
	Province of Ontario	1.200%	2/14/18	2,500	2,498	2,463
	Province of Ontario	3.000%	7/16/18	3,000	2,998	3,174
	Province of Ontario	4.000%	10/7/19	8,600	8,642	9,394
	Province of Ontario	4.400%	4/14/20	5,000	4,988	5,546
8,11	Qatari Diar Finance QSC	3.500%	7/21/15	3,275	3,277	3,396
8	Qtel International Finance Ltd.	3.375%	10/14/16	1,100	1,096	1,147
	Quebec	4.875%	5/5/14	4,000	4,056	4,110
	Quebec	3.500%	7/29/20	7,000	6,980	7,341
	Quebec	2.750%	8/25/21	14,500	14,320	14,185
5,8	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	845	841	897
8	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	425	432	442
5,8	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.832%	9/30/16	2,844	2,843	3,024
	Republic of Chile	3.875%	8/5/20	3,000	3,039	3,117
	Republic of Chile	2.250%	10/30/22	4,000	3,943	3,575
	Republic of Korea	5.750%	4/16/14	5,000	5,061	5,133
	Republic of Korea	5.125%	12/7/16	2,500	2,749	2,771
	Republic of Korea	7.125%	4/16/19	3,500	3,836	4,327
	Republic of Poland	5.250%	1/15/14	7,000	7,039	7,087
	Republic of Poland	3.875%	7/16/15	15,000	15,098	15,735
	Republic of Poland	6.375%	7/15/19	3,000	3,568	3,501
	Republic of Poland	5.125%	4/21/21	3,000	3,077	3,263
	Republic of Poland	5.000%	3/23/22	6,000	6,166	6,450
8	Republic of Slovakia	4.375%	5/21/22	2,500	2,480	2,566

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2013

				Face		Market
			Maturity	Amount	Cost	Value•
		Coupon	Date	($000)	($000)	($000)
8	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	1,650	1,647	1,685
	State of Israel	5.125%	3/1/14	2,950	2,985	3,005
	State of Israel	5.125%	3/26/19	7,500	7,652	8,591
	State of Israel	3.150%	6/30/23	2,000	1,990	1,908
8	State of Qatar	5.150%	4/9/14	200	202	205
8	State of Qatar	4.000%	1/20/15	4,875	4,998	5,058
8	State of Qatar	3.125%	1/20/17	2,500	2,592	2,613
	Statoil ASA	5.250%	4/15/19	5,000	5,140	5,736
	Statoil ASA	2.450%	1/17/23	2,000	1,994	1,840
	Statoil ASA	2.650%	1/15/24	2,000	1,996	1,849
	Svensk Exportkredit AB	1.750%	10/20/15	7,500	7,522	7,681
8	Temasek Financial I Ltd.	2.375%	1/23/23	2,000	2,001	1,831

Total Sovereign Bonds					662,028	676,114

Taxable Municipal Bonds (0.2%)
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.995%	7/1/20	2,250	2,250	2,104
	Illinois GO	4.511%	3/1/15	2,000	2,020	2,082
	Illinois GO	4.961%	3/1/16	2,000	2,010	2,125
	Illinois GO	5.665%	3/1/18	5,000	5,110	5,448
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	EGSL	3.220%	2/1/21	5,000	4,999	5,175
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	ELL	3.450%	2/1/22	2,400	2,399	2,532
	Princeton University New Jersey GO	4.950%	3/1/19	6,500	6,485	7,488
7	South Carolina Public Service Authority Revenue	1.058%	6/1/15	6,250	6,250	6,265
	University of California Revenue	2.054%	5/15/18	1,000	1,000	1,000

Total Taxable Municipal Bonds					32,523	34,219

						Market
					Cost	Value•
		Coupon		Shares	($000)	($000)

Temporary Cash Investment (12.5%)
Money Market Fund (12.5%)
12	Vanguard Market Liquidity Fund	0.112%		1,680,740,753	1,680,741	1,680,741
Total Investments (111.1%)					14,829,210	14,970,198

Other Assets and Liabilities—Net (-11.1%)						(1,494,734)

Net Assets (100%)						13,475,464

• See Note A in Notes to Financial Statements.
1	Securities with a value of $1,004,000 have been segregated as collateral for open cleared swap contracts.
2	Securities with a value of $2,709,000 have been segregated as initial margin for open futures contracts.
3	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the Trust has not taken delivery as of September 30, 2013.
7	Adjustable-rate security.
8	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the aggregate value of these securities was $816,165,000, representing 6.1% of net assets.
9	Guaranteed by the Government of Japan.
10	Guaranteed by the Federal Republic of Germany.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust
Schedule of Investments
September 30, 2013

11	Guaranteed by the State of Qatar.
12	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust

Statement of Operations

Year Ended
September 30, 2013
($000)
Investment Income
Income
Interest[1]	233,987
Total Income	233,987
Expenses
Custodian Fees	336
Auditing Fees	36
Total Expenses	372
Net Investment Income	233,615
Realized Net Gain (Loss)
Investment Securities Sold	37,574
Futures Contracts	9,581
Swap Contracts	1,481
Realized Net Gain (Loss)	48,636
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(390,449)
Futures Contracts	(718)
Swap Contracts	112
Change in Unrealized Appreciation (Depreciation)	(391,055)
Net Increase (Decrease) in Net Assets Resulting from Operations	(108,804)
1 Interest income from an affiliated company of the Trust was $2,847,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	233,615	349,316
Realized Net Gain (Loss)	48,636	318,545
Change in Unrealized Appreciation (Depreciation)	(391,055)	37,061
Net Increase (Decrease) in Net Assets Resulting from Operations	(108,804)	704,922
Unit Transactions
Issued	1,105,993	374,779
Redeemed	(2,760,657)	(2,714,071)
Net Increase (Decrease) from Capital Share Transactions	(1,654,664)	(2,339,292)
Total Increase (Decrease)	(1,763,468)	(1,634,370)
Net Assets
Beginning of Period	15,238,932	16,873,302
End of Period	13,475,464	15,238,932

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of
Period	$22.51	$21.53	$20.71	$19.28	$17.63
Investment Operations
Net Investment Income[1]	.365	.483	.594	.703	.796
Net Realized and Unrealized Gain
(Loss) on Investments	(.535)	.497	.226	.727	.854
Total from Investment Operations	(.170)	.980	.820	1.430	1.650
Net Asset Value, End of Period	$22.34	$22.51	$21.53	$20.71	$19.28

Total Return	-0.76%	4.58%	3.96%	7.42%	9.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,475	$15,239	$16,873	$15,098	$13,277
Ratio of Total Expenses to Average
Net Assets	0.003%	0.003%	0.002%	0.001%	0.001%
Ratio of Net Investment Income to
Average Net Assets	1.63%	2.20%	2.84%	3.54%	4.36%
1 Calculated based on average units outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust

Notes to Financial Statements

Vanguard Fiduciary Trust Company Intermediate-Term Bond Trust (the “Trust”) was established by a Declaration of Trust dated April 29, 1998, and most recently amended effective November 1, 2011, to provide a collective investment trust for eligible tax-exempt entities (see "Federal Income Taxes" below).

A. The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. Such policies are in accordance with the Declaration of Trust and in conformity with generally accepted accounting principles for U.S. investment companies.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the Trust's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by Vanguard Fiduciary Trust Company (the “Trustee”).

2. Futures Contracts: The Trust may use futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Trust and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the Trust trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing arrangements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the Trust's performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2013, the Trust's average investments in long and short futures contracts represented 6% and 2% of net assets, respectively, based on a quarterly average aggregate settlement values.

3. Swap Contracts: The Trust may invest in credit default swaps to adjust the overall credit risk of the Trust or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The Trust may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The Trust may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust

obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The Trust may enter into interest rate swap transactions to adjust the Trust's sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Schedule of Investments. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the Trust under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the Trust (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the Trust) will be significantly less than the amount paid by the Trust and, in a physically settled swap, the Trust may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the Trust. The Trust's maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The Trust mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the Trust may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the Trust under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the Trust's net assets decline below a certain level, triggering a payment by the Trust's if the Trust is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the Trust has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The Trust may enter into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the Trust's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the Trust trades with a diverse group of pre-qualified executing brokers; monitors the financial strength of its clearing brokers, executing brokers and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust

During the year ended September 30, 2013, the Trust's average amounts of credit protection sold and credit protection purchased each represented less than 1% of net assets. Interest rate swaps represented 3% of net assets, based on quarterly average notational amounts.

4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The Trust may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the Trust maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

5. Mortgage Dollar Rolls: The Trust enters into mortgage-dollar-roll transactions, in which the Trust sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The Trust forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The Trust has also entered into mortgage-dollar-roll transactions in which the Trust buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The Trust continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The Trust accounts for mortgage-dollar-roll transactions as purchases and sales. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations.

This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

6. Federal Income Taxes: The Trust is qualified for the collective investment of funds of tax-exempt pension, stock bonus, and profit-sharing trusts under Section 401(a) of the Internal Revenue Code (the "Code") and governmental plans or units under Section 818(a)(6) of the Code and is exempt from federal income taxation under Section 501(a) of the Code. Net investment income and realized net gains are not required to be distributed to unitholders and are/were instead retained by the Trust.

Management has reviewed the tax-exempt status of the Trust and has concluded that no provision for federal income tax is required in the financial statements.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Vanguard Fiduciary Trust Company is Trustee and administrator for the Trust. Unitholders pay fees directly to the Trustee. No trustee fees are accrued or paid by the Trust directly to the Trustee. Trustee fees are addressed under separate agreements with the unitholders.

C. Various inputs may be used to determine the value of the Trust's investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust

Level 3—Significant unobservable inputs (including the Trust's own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the Trust's investments as of September 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	8,500,646	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,494,246	—
Corporate Bonds	—	2,584,232	—
Sovereign Bonds	—	676,114	—
Taxable Municipal Bonds	—	34,219	—
Temporary Cash Investments	1,680,741	—	—
Futures Contracts—Assets[1]	243	—	—
Futures Contracts—Liabilities[1]	(255)	—	—
Swap Contracts—Assets	16[1]	721	—
Swap Contracts—Liabilities	—	(478)	—
Total	1,680,745	13,289,700	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2013, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate
Statement of Assets and Liabilities	Contracts	Credit Contracts	Total
Caption	($000)	($000)	($000)
Other Assets	971	9	980
Other Liabilities	(346)	(387)	(733)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2013 were:

	Interest Rate
	Contracts	Credit Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	9,581	—	9,581
Swap Contracts	1,269	212	1,481
Realized Net Gain (Loss) on Derivatives	10,850	212	11,062

Change in Unrealized Appreciation
(Depreciation) on Derivatives
Futures Contracts	(718)	—	(718)
Swap Contracts	206	(94)	112
Change in Unrealized Appreciation	(512)	(94)	(606)
(Depreciation) on Derivatives

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust

At September 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

						($000)
					Aggregate
			Number of		Settlement	Unrealized
			Long (Short		Value	Appreciation
Futures Contracts		Expiration		Contracts)	Long (Short) (Depreciation)
2-Year U.S. Treasury Note		December 2013		3,695	813,881	1,975
5-Year U.S. Treasury Note		December 2013		(1,942)	(235,073)	(2,181)
10-Year U.S. Treasury Note		December 2013		(664)	(83,923)	(42)
30-Year U.S. Treasury Bond		December 2013		248	33,077	456
Ultra Long U.S. Treasury Bond		December 2013		(8)	(1,137)	(26)
						182

At September 30, 2013, the Trust had the following open swap contracts:
Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date Counterparty[1]		($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway/Aa2	12/20/13	DBAG	3,000	—	3.950	(296)

Credit Protection Purchased
Wells Fargo	3/20/15	GSCM	4,660	(10)	(1.000)	(68)
Skandinaviska Enskilda Banken
AB	6/20/18	BOANA	3,700	12	(1.000)	(23)
EI Du Pont De Nemours & Co.	9/20/18	BNPSW	1,550	37	(1.000)	2
EI Du Pont De Nemours & Co.	9/20/18	DBAG	1,550	37	(1.000)	2
EI Du Pont De Nemours & Co.	9/20/18	BARC	1,550	37	(1.000)	2
EI Du Pont De Nemours & Co.	9/20/18	GSCM	1,550	38	(1.000)	3
			14,560			(82)
						(378)

The notional amount represents the maximum potential amount the Trust could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1	BARC—Barclays Bank plc.
BOANA—Bank of America, N.A.
BNPSW—BNP Paribas.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust

Centrally Cleared Interest Rate
Swaps
				Unrealized
	Notional		Floating Interest	Appreciation
	Amount	Fixed Interest Rate	Rate Received	(Depreciation)
Termination Date	($000)	Received (Paid)	(Paid)	($000)
4/15/16	25,000	0.722%	(0.187%)[3]	126
6/15/16	25,000	0.704%	(0.182%)[3]	86
9/15/18	10,000	1.544%	(0.182%)[3]	48
				260

Over the Counter Interest Rate Swaps
			Fixed	Floating	Unrealized
		Notional Interest Rate Interest Rate			Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Counterparty[1]	($000)	(Paid)	(Paid)	($000)
12/1/13	GSCM	1,904	2.584%	(0.260%)[2]	(19)
12/1/13	GSCM	875	2.584%	(0.260%)[2]	(9)
3/1/14	BARC	35,000	0.416%	(0.182%)[3]	32
8/3/14	WFC	20,000	0.292%	(0.182%)[3]	11
9/7/14	RABO	50,000	0.267%	(0.182%)[3]	17
12/2/14	GSCM	60,000	0.285%	(0.182%)[3]	25
9/15/15	GSCM	20,000	0.302%	(0.182%)[3]	(24)
11/7/15	BOANA	40,000	0.375%	(0.182%)[3]	(17)
11/7/15	BOANA	50,000	0.374%	(0.182%)[3]	(22)
2/7/16	GSCM	15,000	0.485%	(0.182%)[3]	9
2/1/17	BOANA	50,000	(0.601%)	0.182%[3]	338
9/7/17	BOANA	20,000	(0.685%)	0.182%[3]	280
					621

1	BARC—Barclays Bank plc.
BOANA—Bank of America, N.A.
GSCM—Goldman Sachs Bank USA.
RABO—Rabobank International.
WFC—Wells Fargo Bank N.A.
2	Based on 3-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3	Based on 1-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

At September 30, 2013, counterparties had deposited in segregated accounts cash and securities with a value of $1,955,000 in connection with open swap contracts.

Vanguard Fiduciary Trust Company - Intermediate-Term Bond Trust

E. During the year ended September 30, 2013, the Trust purchased $2,239,583,000 of investment securities and sold $2,093,617,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $40,201,435,000 and $41,395,734,000, respectively. Detailed information on security transactions can be obtained from the Trustee upon request.

F. Units issued and redeemed were:
	Year Ended September 30,
	2013	2012
	Units	Units
	(000)	(000)
Issued	49,459	16,883
Redeemed	(123,211)	(123,646)
Net Increase (Decrease) in Units Outstanding	(73,752)	(106,763)

G. Management has determined that no material events or transactions occurred through November 14, 2013, that would require recognition or disclosure in these financial statements.

Independent Auditor’s Report

To the Trustee and Unitholders of
Vanguard Fiduciary Trust Company
Intermediate-Term Bond Trust:

We have audited the accompanying financial statements of Vanguard Fiduciary Trust Company Intermediate-Term Bond Trust (the “Trust”), which comprise the statement of assets and liabilities, including the schedule of investments as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are hereafter collectively referred to as the "financial statements".

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Trust’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vanguard Fiduciary Trust Company Intermediate-Term Bond Trust at September 30, 2013, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in accordance with accounting principles generally accepted in the United States of America.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 14, 2013